Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 Confidential Material Omitted – To be filed separately with the Securities and Exchange Commission upon request. Double asterisks denote omissions. This document is an English translation of a legally binding French document. While efforts have been made to provide an accurate translation, in the event of any discrepancies or conflicts between this translation and the original French version, the original French document shall prevail. LOAN CONTRACT BETWEEN RAYONIER A.M. FRANCE (Guarantor) RYAM BIONOVA (Borrower) CREDIT LYONNAIS (Mandated Arranger) CREDIT ENTITIES AND INSTITUTIONS listed in Appendix 1 (Lenders) CREDIT LYONNAIS (Agent) CREDIT LYONNAIS (ESG Coordinator and ESG Agent) 12 November 2024 Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 2 - CONTENTS ARTICLE 1 - DEFINITIONS .................................................................................................................................................... - 7 - ARTICLE 2 - THE CAPEX LOAN ............................................................................................................................................. - 34 - 2.1. Amount ....................................................................................................................................................................... - 34 - ARTICLE 3 - PURPOSE............................................................................................................................................................ - 34 - 3.1. Purpose ...................................................................................................................................................................... - 34 - 3.2. Compliance of uses with the purpose ........................................................................................................................ - 35 - ARTICLE 4 - CONDITIONS PRECEDENT................................................................................................................................ - 35 - 4.1. Conditions precedent to be met on the Signature Date ............................................................................................. - 35 - 4.2. Conditions precedent to any Drawdown under the Capex Loan ................................................................................ - 35 - ARTICLE 5 - RELEASE OF THE CAPEX LOAN...................................................................................................................... - 36 - 5.1. Availability Period........................................................................................................................................................ - 36 - 5.2. Amount ....................................................................................................................................................................... - 36 - 5.3. Number of Drawdowns ............................................................................................................................................... - 36 - 5.4. Drawdowns and Drawdown Notices............................................................................................................................ - 36 - ARTICLE 6 - REPAYMENT........................................................................................................................................................ - 37 - 6.1. Normal repayment....................................................................................................................................................... - 37 - 6.2. Voluntary early repayment .......................................................................................................................................... - 38 - 6.5. Mandatory early repayments ...................................................................................................................................... - 41 - 6.6. Provisions common to repayments............................................................................................................................. - 47 - ARTICLE 7 - INTEREST AND LATE PAYMENT INTEREST.................................................................................................... - 49 - 7.1. Interest ........................................................................................................................................................................ - 49 - 7.2. Interest periods ........................................................................................................................................................... - 49 - 7.3. Late payment interest ................................................................................................................................................. - 50 - 7.4. Capitalisation .............................................................................................................................................................. - 50 - 7.5. Adjustments of Applicable Margins ............................................................................................................................ - 50 - 7.6. Changes to the interest calculation ............................................................................................................................ - 52 - ARTICLE 8 - OVERALL EFFECTIVE RATE ............................................................................................................................ - 53 - ARTICLE 9 – COMMISSIONS .................................................................................................................................................. - 53 - 9.1. Agent’s commission ................................................................................................................................................... - 53 - 9.2. Commissions of the ESG Coordinator and ESG Agent ............................................................................................. - 54 - 9.3. Arrangement commission............................................................................................................................................ - 54 - 9.4. Participation commission ............................................................................................................................................ - 54 - 9.5. Non-use commission................................................................................................................................................... - 54 - ARTICLE 10 - ADDITIONAL PAYMENT OBLIGATIONS ........................................................................................................ - 55 - 10.1. Increase of payments ................................................................................................................................................. - 55 - 10.2. Indemnification of tax risk............................................................................................................................................ - 56 - 10.3. Tax Credit ................................................................................................................................................................... - 57 - Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 3 - 10.4. Registration duties. ............................................................................................................................................... - 58 - 10.5. Value added tax .................................................................................................................................................... - 58 - 10.6. Additional costs ..................................................................................................................................................... - 59 - 10.7. FATCA information ................................................................................................................................................ - 60 - 10.8. FATCA withholding tax .......................................................................................................................................... - 61 - 10.9. Confirmation of the tax status of Lenders .............................................................................................................. - 61 - 10.10. Cost of Reuse of Funds ......................................................................................................................................... - 62 - 10.11. Other indemnities................................................................................................................................................... - 62 - 10.12. Charges.................................................................................................................................................................. - 63 - 10.13. Mitigation measures .............................................................................................................................................. - 63 - ARTICLE 11 - REPRESENTATIONS AND WARRANTIES ................................................................................................ - 64 - ARTICLE 12 - COMMITMENTS............................................................................................................................................ - 70 - 12.1 Information commitments ...................................................................................................................................... - 70 - 12.2 Financial commitments .......................................................................................................................................... - 75 - 12.3 Commitments not to do ......................................................................................................................................... - 76 - 12.4 Commitments to do ............................................................................................................................................... - 80 - 12.5 Key Persons Insurance Pledge/Delegation ........................................................................................................... - 84 - ARTICLE 13 - EVENT OF DEFAULT................................................................................................................................... - 84 - 13.1. Events constituting an Event of Default ................................................................................................................. - 84 - 13.2. Consequences of an Event of Default ................................................................................................................... - 90 - ARTICLE 14 - SURETY........................................................................................................................................................ - 90 - ARTICLE 15 - BENEFIT OF THE CONTRACT.................................................................................................................... - 93 - 15.1. Successors and assigns ........................................................................................................................................ - 93 - 15.2. Prohibition on assignment of the rights or rights and obligations of the Obligees ................................................. - 93 - 15.3. Assignment of rights or rights and obligations by a Lender.................................................................................... - 93 - 15.4. Assignment commission ........................................................................................................................................ - 95 - 15.5. Limitation of Liability of Assignor Lenders ............................................................................................................. - 95 - 15.6. Copy of the Deed of Assignment ........................................................................................................................... - 96 - 15.7. Real Security Interests / Assignment relative to Lenders’ rights ........................................................................... - 96 - ARTICLE 16 - AGENT AND LENDERS - REFERENCE BANKS........................................................................................ - 97 - 16.1. Mandate ................................................................................................................................................................ - 97 - 16.2. Agent’s duties ........................................................................................................................................................ - 98 - 16.3. Role of the Mandated Arranger.............................................................................................................................. - 98 - 16.4. Fiduciary duties ..................................................................................................................................................... - 98 - 16.5. Security Interests ................................................................................................................................................... - 98 - 16.6. Business relations with the Group ........................................................................................................................ - 99 - 16.7. Agent’s rights and prerogatives............................................................................................................................. - 99 - 16.8. Instructions from the Majority of Lenders or unanimous Lenders ....................................................................... - 100 - 16.9. Responsibility for documentation ........................................................................................................................ - 100 - 16.10. Exclusion of liability ............................................................................................................................................. - 101 - 16.11. Indemnification of the Agent by the Lenders ....................................................................................................... - 102 - Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 4 - 16.12. Resignation of the Agent...................................................................................................................................... - 102 - 16.13. Credit analysis...................................................................................................................................................... - 103 - 16.17. Role of the Reference Banks............................................................................................................................... - 104 - 16.18. Other business relations ...................................................................................................................................... - 105 - ARTICLE 17 - EQUALISATION OF PAYMENTS .............................................................................................................. - 105 - 17.1. Equalisation provisions ........................................................................................................................................ - 105 - 17.2. Obligation of redistribution by Lenders ................................................................................................................ - 105 - ARTICLE 18 - PAYMENT PROVISIONS ........................................................................................................................... - 106 - 18.1. Payments ............................................................................................................................................................ - 106 - 18.2. Return of funds by the Agent ............................................................................................................................... - 106 - 18.3. Calculation basis.................................................................................................................................................. - 106 - 18.4. Business Day Agreement..................................................................................................................................... - 107 - 18.5. Allocation of payments ........................................................................................................................................ - 107 - 18.6. Agent’s accounts ................................................................................................................................................. - 107 - 18.7. Lenders’ Accounts................................................................................................................................................ - 107 - 18.8. Nature of operations ............................................................................................................................................ - 107 - 18.9. Determinations by the Agent ............................................................................................................................... - 108 - ARTICLE 19 - OFFSET....................................................................................................................................................... - 108 - 19.1. Offset by the Lenders .......................................................................................................................................... - 108 - 19.2. Prohibition of set-off by the Obligees ................................................................................................................... - 108 - ARTICLE 20 - NOTICES .................................................................................................................................................... - 108 - 20.1. Provisions............................................................................................................................................................. - 108 - 20.2. Addresses ............................................................................................................................................................ - 108 - ARTICLE 21 - EXERCISE OF RIGHTS - NON-WAIVER - UNPREDICTABILITY .............................................................. - 109 - ARTICLE 22 - PARTIAL NULLITY - LAPSE...................................................................................................................... - 109 - ARTICLE 23 – MODIFICATIONS ....................................................................................................................................... - 109 - 23.1. Modifications - Lenders’ Agreement .................................................................................................................... - 109 - 23.2. Agent’s consent ................................................................................................................................................... - 110 - 23.3. Agent’s power ...................................................................................................................................................... - 110 - 23.4. Replacement of the Screen Rate ........................................................................................................................ - 111 - ARTICLE 24 - CONFIDENTIALITY OF RATE DETERMINATIONS BY THE REFERENCE BANKS . .................... - 111 - 24.1. Confidentiality ...................................................................................................................................................... - 111 - 24.2. Authorised communications ................................................................................................................................ - 111 - ARTICLE 25 - CONFIDENTIALITY OF INFORMATION.................................................................................................... - 113 - 25.1. Confidential Information....................................................................................................................................... - 113 - 25.2. Communication of Confidential Information......................................................................................................... - 113 - 25.3. Entire agreements ............................................................................................................................................... - 115 - 25.4. Inside information ................................................................................................................................................ - 116 - 25.5. Communication notification.................................................................................................................................. - 116 -

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 5 - 25.6. Maintaining of obligations..................................................................................................................................... - 116 - 25.7. Other business relations ...................................................................................................................................... - 116 - 25.8. DAC6 ................................................................................................................................................................... - 116 - 25.9. Protection of personal data .................................................................................................................................. - 117 - ARTICLE 26 - APPLICABLE LAW - COMPETENT JURISDICTION................................................................................. - 117 - 26.1. Applicable law ...................................................................................................................................................... - 117 - 26.2. Competent jurisdiction.......................................................................................................................................... - 117 - APPENDIX 1 - LIST AND COMMITMENTS OF THE LENDERS....................................................................................... - 119 - APPENDIX 2 - CONDITIONS PRECEDENT ON THE SIGNATURE DATE ...................................................................... - 120 - APPENDIX 3 - SAMPLE DRAWDOWN NOTICE UNDER THE CAPEX LOAN................................................................. - 125 - APPENDIX 4 - MODEL DEED OF ASSIGNMENT ............................................................................................................ - 126 - APPENDIX 5 - NOTIFICATION ADDRESSES................................................................................................................... - 129 - APPENDIX 6 - FINANCIAL DEFINITIONS ......................................................................................................................... - 131 - APPENDIX 7 - EXISTING DEBTS AND RELATED SECURITIES .................................................................................... - 135 - APPENDIX 8 - GROUP ORGANISATION CHART ON SIGNATURE DATE..................................................................... - 136 - APPENDIX 9 - PAYMENT REQUEST FORM ................................................................................................................... - 137 - APPENDIX 10 - LIST OF DISPUTES ON THE SIGNATURE DATE ................................................................................ - 138 - Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 6 - BETWEEN THE UNDERSIGNED: 1. RAYONIER A.M. FRANCE, a simplified joint stock company (SAS) having its registered office at 20, avenue de la Gare, Dax (40100), registered with the Dax TCR under number 424 500 486 (hereinafter referred to as the “Guarantor”), 2. RYAM BIONOVA, a simplified joint stock company (SAS) having its registered office at 20, avenue de la Gare, Dax (40100), registered with the Dax TCR under number 980 638 548 (hereinafter referred to as the “Borrower”), OF THE FIRST PART, 3. CREDIT LYONNAIS, a public limited company (SA) having its registered office at 18, rue de la République, Lyon (69002) and its head office at 20, avenue de Paris, Villejuif (94811), registered with the Lyon TCR under number 954 509 741, acting as mandated arranger (hereinafter referred to as the “Mandated Arranger”), OF THE SECOND PART, 4. ARKEA BANQUE ENTREPRISES ET INSTITUTIONNELS, a public limited company (SA) with Management Board and Supervisory Board, having its registered office at Allée Louis Lichou, Relecq Kerhuon (29480), registered with the Brest TCR under SIREN number 378 398 911, as Lender, 5. BNP PARIBAS, a public limited company (SA) having its registered office at 16 boulevard des Italiens, 75009 Paris, registered with the Paris TCR under number 662 042 449, ADEME n° FR200182_01XHWE, as Lender, 6. CREDIT LYONNAIS, a public limited company (SA) having its registered office at 18, rue de la République, Lyon (69002) and its head office at 20, avenue de Paris, Villejuif (94811), registered with the Lyon TCR under number 954 509 741, as Lender, OF THE THIRD PART, 7. CREDIT LYONNAIS, a public limited company (SA) having its registered office at 18, rue de la République, Lyon (69002) and its head office at 20, avenue de Paris, Villejuif (94811), registered with the Lyon TCR under number 954 509 741, acting as agent for the Lenders under the Contract (hereinafter referred to as the “Agent”), OF THE FOURTH PART, 8. CREDIT LYONNAIS, a public limited company (SA) having its registered office at 18, rue de la République, Lyon (69002) and its head office at 20, avenue de Paris, Villejuif (94811), registered with the Lyon TCR under number 954 509 741, as ESG coordinator and ESG agent (hereinafter referred to as the “ESG Coordinator” and the “ESG Agent”), OF THE FIFTH PART. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 7 - THE FOLLOWING HAS BEEN PREVIOUSLY STATED: A. THE CAPEX LOAN The Borrower has asked the Lenders to make available to it a loan in the maximum principal amount of EUR 37,000,000, divided into two tranches, for the purpose of financing or refinancing, directly or indirectly (by way of a Capex Advance), any Project Investment. B. The Lenders have declared their willingness to grant the loan referred to in Paragraph A. above to the Borrower, under the conditions stipulated in this Contract. THIS HAVING BEEN STATED, IT HAS BEEN AGREED AS FOLLOWS: ARTICLE 1 - DEFINITIONS 1.1 Definitions Unless otherwise specified, capitalized terms and expressions used in this Contract shall have the meanings set out below: Acquisition means the acquisition on the Signature Date by the Borrower, by way of contribution in kind, of 100% of the share capital and voting rights of Ryam BioNova France and Ryam BioNova US, as described in the Structure Memorandum. Authorised Acquisitions means: (i) (Acquisition) the Acquisition; (ii) (intra-group creation) any creation, by an Obligee or another Group member, of a company which becomes a Group member holding 100% of the share capital and voting rights, provided that the liability of the company’s shareholders or members (in respect of its corporate form) is limited to their capital contribution; (iii) (intra-group acquisitions) any acquisition by one Group member of fixed assets assigned or contributed by another Group member as part of an Authorised Fixed Asset Assignment or an Authorised Merger; (iv) (Investment Securities) any acquisition or subscription by a Group member of Investment Securities; and (v) (intra-group issue) in the context of a share issue by a Group member, any subscription for shares in any Subsidiary of the Guarantor by another Group member that is a direct shareholder of this Subsidiary, provided that the Group members hold, after the said issue, at least the same percentage of share capital and voting rights in the Group member in question as they held immediately before the said issue. Deed of Assignment means a deed substantially in the form of the model set out in Appendix 4 (Model Deed of Assignment) or in any other form agreed between the Agent and the Borrower. Shareholders means, as the context requires, the Guarantor Shareholders or the Redwood Shareholders. Guarantor Shareholders means all natural persons and entities holding, directly or indirectly, shares in the Guarantor. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 8 - Redwood Shareholders means, together, the natural persons and entities holding shares in the Borrower, namely, as on the Signature Date, the Guarantor, Rayonier Advanced Materials Inc. and the Financial Investor. Affiliate means: (i) in the case of a Person who is a natural person, (x) his/her ascendants, descendants and, more generally, all of his/her universal assigns and (y) (as relevant) any holding company of which that Person holds (or the universal assigns thereof hold), directly or indirectly, control (or the verb “to control”) within the meaning of article L.233-3 I and II of the French Commercial Code); (ii) in the case of a Person that is a legal entity (the “first company”), any company controlled (directly or indirectly) by that first company, controlling (directly or indirectly) that first company or placed under the control of another company which itself controls (directly or indirectly) that first company (the notion of “control” (or the verb “to control”) within the meaning of Article L.233-3 I and II of the French Commercial Code); (iii) in the case of an investment fund (the “first fund”), its management company, manager, investment advisor, any other investment fund which has the same management company, manager or investment advisor as the first fund or the management company of which is an affiliate (within the meaning of Paragraph (ii) above) of the management company, manager or investment advisor of the first fund; (iv) in the case of a Person that is a Lender, an Affiliate or a Related Fund and: (a) as regards Arkéa Banque Entreprises et Institutionnels, any other member of the Crédit Mutuel Arkéa group (including Crédit Mutuel Arkéa); (b) as regards BNP Paribas, any entity of the BNP Paribas Group (including any fund managed by, or whose management company is, an entity of the BNP Paribas Group); and (c) as regards Crédit Lyonnais, any Caisse Régionale de Crédit Agricole Mutuel, the central body of the Crédit Agricole group and any member company of the Crédit Agricole group, Crédit Lyonnais and Amundi, including any fund managed by, or whose management company is, an entity of the Crédit Agricole group. Credit Agency means, in respect of each Lender, the agency or branch at which its participation in the Capex Loan is recorded for the purposes of the Contract. Agent means Crédit Lyonnais, as named at the start of this Contract, or any successor credit institution in accordance with the provisions of Article 16.12 (Resignation of the Agent). ESG Agent means Crédit Lyonnais, as designated at the start of this Contract. Mandated Arranger means Crédit Lyonnais, as designated at the start of the Contract. Borrower/Key Persons Insurance means the “borrower” or, at the Borrower’s option, “key person” insurance policies to be taken out, extended and/or supplemented by the Borrower, in accordance with Article 12.4.14 (Borrower/Key Persons Insurance), with one or more French or foreign insurance company(ies) acting through an establishment in France, to cover the Borrower for a minimum total amount of EUR 3,700,000 (including at least EUR 2,220,000 on Mr. Christian Ribeyrolle and at least EUR 1,480,000 on Mrs. Estelle Castex Hirel), in the event of death or total and irreversible loss of autonomy of the Senior Managers.

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 9 - 2024 Capital Increases means, together, the 2024 Capital Increases in Kind and the 2024 Capital Increases in Cash. 2024 Capital Increases in Kind means the capital increases in kind of the Borrower for a total amount, including issue premium, of EUR 49,664,500 fully subscribed and paid up on the Signature Date by the Guarantor and Rayonier Advanced Materials Inc. through the contribution of all of the securities held by them in the share capital of Ryam BioNova France and Ryam BioNova US, in accordance with the Structure Memorandum. 2024 Capital Increases in Cash means, together, (i) the capital increases in cash of the Borrower for a total nominal amount, including issue premium, of EUR 20,000,000 fully subscribed and paid up in cash on the Signature Date by the Guarantor and (ii) the capital increase in cash of the Borrower for a total nominal amount, including issue premium, of EUR 15,000,000 fully subscribed and paid up in cash on the Signature Date by the Financial Investor, in accordance with the Structure Memorandum. 2025 Capital Increases in Cash means, together, the capital increases in cash of the Borrower to be carried out, on one or more occasions, after the Signature Date and no later than 31 December 2025, notably for the purpose of partially financing the Project Investments, up to a total maximum nominal amount, including issue premium, of EUR 35,000,000 (the “2025 AKA Maximum Amount”) to be subscribed and paid up in cash by the Guarantor up to a maximum amount of EUR 20,000,000 and by the Financial Investor up to a maximum amount of EUR 15,000,000; it being specified that (x) in the event that the Group decides to abandon a plant construction project anticipated in the Business Plan (i.e. the bioethanol production plant located in the United States, the CTO production plants located in France and in the United States, and a prebiotics production plant located in the United States) or (y) in the event that the construction of a plant anticipated in the Business Plan could not have commenced by 31 December 2025 at the latest (the commencement of any plant anticipated in the Business Plan being evidenced by any order for civil engineering for the said plant), the maximum individual amount of the Guarantor and the maximum individual amount of the Financial Investor in the 2025 AKA Maximum Amount shall be respectively reduced accordingly in accordance with the following formula: ICR = IC x %RCAPEX Where: “ICR” means the in the additional investment commitment reduction of the Shareholder in question; “IC” means the additional investment commitment of the Shareholder in question, i.e. EUR 20,000,000 in the case of the Guarantor and EUR 15,000,000 in the case of the Financial Investor; “%RCAPEX” means the percentage of Project Investments ultimately not used as a result of abandoning a plant construction project anticipated in the Business Plan or should the construction of a plant anticipated in the Business Plan not have commenced by 31 December 2025 at the latest, in accordance with the following provisions: (i) in the case of a bioethanol plant in the United States: %RCAPEX = 64.17%; (ii) in the case of a CTO plant in France: %RCAPEX = 4.22%; (iii) in the case of a CTO plant in the United States: %RCAPEX = 7.67%; and (iv) in the case of a prebiotics plant in the United States: %RCAPEX = 23.95%, Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 10 - it being specified that: (a) the “ICR” amount of the additional investment commitment reduction of the Guarantor and Financial Investor may not exceed EUR 20,000,000 in the case of the Guarantor and EUR 15,000,000 in the case of the Financial Investor; and (b) for the purposes of Article 6.4 (Automatic Cancellation of the Available Amount), for any reduction of the 2025 AKA Maximum Amount, the sum of ICR of the Guarantor and of the ICR of the Financial Investor is hereinafter referred to as a “Reduction of the 2025 AKA Amount”. Authorisation means an authorisation, consent, approval, deliberation, permit, exemption, inscription, notarial attestation or registration. Capex Advance means any current account advance or intra-group loan, financed in whole or in part by means of a Drawdown under the Capex Loan, granted by the Borrower to one of its Subsidiaries for the purpose of enabling it to carry out a Project Investment. Borrower Advances means (i) any Capex Advance and (ii) any other intra-group loan or advance possibly made available by the Borrower to a member of the Redwood Perimeter and which shall be governed by the Borrower Advances Framework Agreement. ESG Criteria Amendment has the meaning attributed to it in Article 12.4.16 (ESG Criteria). Drawdown Notice means a drawdown notice, the model of which is set out in Appendix 3 (Model Drawdown Notice under the Capex Loan), to be sent by the Borrower to the Agent in accordance with Article 5.4 (Drawdowns and Drawdown Notice) with a view to a Drawdown under the Capex Loan. Hedging Bank(s) means the Lender(s) party to the Contract (or their Affiliates) that shall be signatories to the Hedging Contract(s) with the Borrower, it being specified that if a Hedging Bank ceases to be a Lender (or a Affiliate of a Lender), it shall retain its status as a Hedging Bank if it was a Lender (or Affiliate of a Lender) on the conclusion date of the relevant Hedging Contract(s). Reference Banks means, for the purpose of determining the interest rate in the absence of publication of the EURIBOR, the main credit institutions in Paris designated by the Agent (acting on the instructions of the Majority of Lenders and after consultation with the Borrower), subject to the agreement of the institution in question. Business Plan means the forecast reference management plan prepared on a consolidated basis at Group level for the 2024-2034 period, which served as the basis for the structuring of the Capex Loan and which is provided under Appendix 2 (Conditions Precedent on the Signature Date). Event of Default means any of the events referred to in Article 13.1 (Events constituting an Event of Default). Potential Event of Default means any of the events referred to in Article 13.1 (Events constituting an Event of Default), which event, upon the giving of notice and/or the lapse of time and/or the fulfilment of any other condition anticipated in that Article, would become an Event of Default, unless this Potential Event of Default is remedied prior to the giving of this notice and/or the lapse of time and/or the fulfilment of this condition. Guarantor means Rayonier A.M. France, as designated at the start of this Contract. Surety means the personal, joint and indivisible surety granted by the Guarantor under the terms of Article 14 (Surety). Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 11 - Certificate means, as the case may be: (i) for the calculation of the Group R1 Ratio and the Group R2 Ratio at the closing date of each Financial Year, the certificate, signed by an authorised representative of the Guarantor and approved by the Guarantor’s statutory auditors, delivered to the Agent in accordance with Paragraph (a) of Article 12.1.4 (Ratios and aggregates) and containing the information referred to in the said Paragraph; and (ii) for the calculation of the Redwood Perimeter R1 Bis Ratio and the Consolidated Excess Cash Flow at the end of each Financial Year, the certificate, signed by an authorised representative of the Borrower and approved by the Borrower’s statutory auditors, delivered to the Agent in accordance with Paragraph (b) of Article 12.1.4 (Ratios and aggregates) and containing the information referred to in that Paragraph. ESG Certificate means any certificate issued to the ESG Agent attesting to the scores achieved for each ESG Criterion in respect of the relevant Financial Year in accordance with the provisions of Article 12.1.17 (ESG Certificate). Authorised Fixed Asset Disposals means, without prejudice to the application of the cases of mandatory early repayment referred to in Article 6.5.3 (Mandatory early repayment of the Capex Loan in the event of the disposal of assets (other than Disposals of Excluded Assets)): (i) (Intra-Group) any disposal of fixed assets between Group members (outside the Redwood Perimeter) and any disposal of fixed assets between Redwood Perimeter members; (ii) (Obsolete assets) any disposal of fixed assets that are obsolete, worn out or no longer required for the Group’s business; (iii) (Exchange of Assets) any disposal by way of exchange of materials or equipment carried out in accordance with the Group’s usual practices; (iv) (Intra-Group Restructuring) any disposal carried out as part of an Authorised Merger; (v) (Investment Securities) any assignment by a Group member of Investment Securities; (vi) (Legal/Statutory Holding) any assignment of shares or corporate rights made for the purpose of complying with the legal or statutory provisions relating to the shares to be held by directors or the minimum number of shareholders or associates and within the limit of the legal or statutory minimum or of one share per assignee, as the case may be; (vii) (General Basket - Group (excluding Redwood Perimeter)) any disposal by a Group member (excluding Redwood Perimeter) of fixed assets (other than financial securities, company rights or business goodwill) to a third party to the Group not authorised under the terms of the preceding Paragraphs, made on normal commercial terms for a disposal price (all charges, taxes and costs) which, together with the disposal price (including all charges, taxes and costs) of the other fixed assets (other than financial securities, company rights or business goodwill) disposed of by one (or more) Group member(s) (excluding the Redwood Perimeter) under this Paragraph since the Signature Date, does not exceed, at any time, EUR 2,000,000 (or the equivalent of this amount in one or more currencies); and Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 12 - (viii) (General Basket - Redwood Perimeter) any disposal by a member of the Redwood Perimeter of fixed assets (other than financial securities, company rights or business goodwill) to a third party to the Redwood Perimeter not authorised under the terms of the preceding Paragraphs, made on normal commercial terms for a disposal price (all charges, taxes and costs) which, together with the disposal price (including all charges, taxes and costs) of the other fixed assets (other than financial securities, company rights or business goodwill) disposed of by one (or more) member(s) of the Redwood Perimeter under this Paragraph since the Signature Date, does not exceed, at any time, EUR 2,000,000 (or the equivalent of this amount in one or more currencies). Borrower Advances Dailly Assignment means the assignment of receivables by way of guarantee (in accordance with the provisions of Articles L.313-23 et seq. of the French Monetary and Financial Code) to be granted by the Borrower to the Lenders on the Signature Date, relating to the Borrower’s receivables from its Subsidiaries in respect of any Borrower Advance granted or to be granted by the Borrower to its Subsidiaries, as security interest and guarantee for the repayment of the principal and the payment of all interest, all commissions, and all costs, incidentals and sums whatsoever owed by the Borrower to the Lenders under the Senior Financial Documents. Change of Control means that Rayonier Advanced Materials Inc. ceases to hold, directly or indirectly, for any reason whatsoever, at least 50.01% of the share capital and/or voting rights of the Guarantor and/or the Borrower, it being specified that the occurrence of a Change of Control referred to above shall be assessed before and after any dilution resulting from financial securities giving access to the capital of the entity in question, excluding any dilution resulting from the exercise, conversion or redemption of securities giving access, immediately or in the future, to the capital of the entity in question, the exercise, conversion or redemption of which may only take place after the Capex Loan has been repaid in full. Code means the US Internal Revenue Code of 1986, as amended. Contract means this contract, its Preamble and its Appendices, which form an integral part of this contract, as well as any amendment to this contract. Borrower Advances Framework Agreement means the intra-group loan framework agreement entered into on the Signature Date between the Borrower, as lender, and certain Redwood Perimeter members, as borrowers, and governing the provisions and conditions under which the Borrower Advances are made available. Borrower Advances Dailly Assignment Framework Agreement means the framework agreement for the assignment of trade receivables to be entered into, on the Signature Date, between the Borrower, the Agent and the Lenders and the related deeds for the assignment of trade receivables relating to the Borrower Advances Dailly Assignment. Hedging Contract(s) means the interest rate hedging contract(s) to be entered into/maintained/renewed with the Hedging Bank(s) or any other credit institution, in accordance with the terms and conditions set out in Article 12.4.12 (Hedging Contract(s)). French Subsidiary Securities Account Pledge Agreement means the agreement to be entered into on the Signature Date between the Borrower, the Agent and the Lenders, together with the related pledge declaration, relating to the French Subsidiary Securities Account Pledge.

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 13 - USA Subsidiary Securities Pledge Agreement means the securities pledge agreement to be entered into on the Signature Date between the Borrower and the Agent in respect of the USA Subsidiary Securities Pledge. Subordination Agreement means the agreement to be entered into on the Signature Date, between the Agent, the Lenders, the Redwood Subordinated Creditors and the Borrower, to which the Hedging Banks shall concomitantly adhere on the date of execution of the Hedging Contracts. ESG Coordinator means Crédit Lyonnais, as designated at the start of this Contract. Cost of Reuse of Funds means, in the event of repayment to a Lender of all or part of its interest in Drawdowns or settlement of an Outstanding Amount on a date other than an Interest Payment Date applicable to the Drawdown(s) in question or to the Outstanding Amount, for whatever reason (the “Repaid Amount”): (i) as long as the Screen Rate is not negative, the difference, if positive, between: (a) the amount of interest (excluding the Applicable Margin) that a Lender should have received on the Repaid Amount between its date of receipt and the next Interest Payment Date (the “Calculation Period”) applicable to the relevant Drawdown(s) or the Outstanding Amount; and (b) the amount of interest that this Lender could receive by placing the Repaid Amount with a leading bank on the European interbank market during the Calculation Period; or (ii) as relevant, if the Screen Rate is negative, the difference, if positive, between: (a) the sum that this Lender may have to pay by placing the Repaid Amount with a first- ranking bank on the relevant European interbank market during the Calculation Period; and (b) the amount of interest (excluding the Applicable Margin and any applicable floor rate) calculated over the Calculation Period on the Repaid Amount and at the Screen Rate applicable to the Interest Period relating to the Drawdown(s) in question or to the Outstanding Amount. Subordinated Creditors means, as the context requires, the Group Subordinated Creditors or the Redwood Subordinated Creditors. Group Subordinated Creditors means, together, the Guarantor Shareholders and any holder of Authorised Guarantor Subordinated Debts. Redwood Subordinated Creditors means, together, the Redwood Shareholders and any holder of Authorised Redwood Subordinated Debts. Capex Loan means the loan of a maximum principal amount of EUR 37,000,000, made available to the Borrower under the conditions anticipated in the Contract, by means of one or more Drawdowns. FATCA Application Date means: (i) with respect to a withholdable payment as described in Article 1473(1)(A)(i) of the Code (which refers to interest payments and certain other American source payments), on 1 July 2014; or Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 14 - (ii) with respect to a “passthru payment” described in Article 1471(d)(7) of the Code that does not fall within Paragraph (a) above, the earliest date from which such payment would be subject to deduction or withholding required by FATCA. Assignment Date means, in respect of an assignment, the later of the following two dates: (i) the assignment date indicated in the relevant Deed of Assignment; and (ii) the date on which the Agent signs the Deed of Assignment. Rate Determination Date means, in respect of a period for which an interest rate is to be fixed, two (2) TARGET days prior to the first day of the relevant Interest Period, unless otherwise customary in the European interbank market, in which case the Agent shall follow the practices of that market in determining the Rate Determination Date (and if the determination of a rate is usually given on different days, the Agent shall use the last of these days as the Rate Determination Date). Interest Payment Date means the last day of an Interest Period. Final Repayment Date means the date on which all sums due by the Borrower under the Contract are to be paid and/or repaid. The Final Repayment Date of Capex Loan Tranche A is 12 November 2031. The Final Repayment Date of Capex Loan Tranche B is 12 November 2032. Signature Date means the date on which this Contract is signed, i.e. 12 November 2024. Test Date means the last day of a given Test Period. Drawdown Date means the date on which a Drawdown is to be made available to the Borrower by the Lenders. Non-Reiterated Representations means the representations and warranties referred to in Article 11.7.1 (Absence of Litigation), Article 11.9 (Absence of Withholding Tax - Registration and Stamp Duties), Article 11.12.1 (Taxes and Other Charges), Article 11.14 (Authorisations for Activities), Article 11.15 (Activities), Article 11.16 (Compliance with Laws), Article 11.17.1 (Information Accuracy), Article 11.18 (Business Plan), Article 11.19 (Collective proceedings - Insolvency), Article 11.20 (Borrowings - Security Interests - Off-Balance Sheet Commitments), Article 11.21 (Capital and holdings of Obligees and other Group members), Article 11.26 (Structure Memorandum) and Article 11.29(DAC6). Existing Debts means the Group’s existing indebtedness as on the Signature Date, a list of which, together with the principal amounts outstanding at that date, is set out in Appendix 7 (Existing Debts and Related Security Interests). Authorised Subordinated Debts means, together, all Authorised Guarantor Subordinated Debts and all Authorised Redwood Subordinated Debts. Authorised Guarantor Subordinated Debts means, together: (i) any loan or advance on a partner’s current account granted by the Guarantor Shareholders to the Guarantor; and (ii) any issue of debt-like financial securities (including any issue of ordinary bonds or bonds giving immediate or future access to capital) by the Guarantor and subscribed and held, after the Signature Date, by the Guarantor Shareholders, Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 15 - provided that the said loans, advances or financial securities: (a) are fully subordinated (in principal or capital, as the case may be, interest (which shall be fully capitalised) or in respect of any related sums) to the Capex Loan and the Hedging Contracts in accordance with the terms of Article 12.3.14 (Payments to Shareholders); (b) are not secured by a Real Security Interest and/or a Personal Security Interest granted by a Group member; and (c) in the case of financial securities, have a maturity date at least six (6) months after the Final Repayment Date of Capex Loan Tranche B. Authorised Redwood Subordinated Debts means, together, (i) the Existing Redwood Subordinated Debts, (ii) any other loan or advance on a partner’s current account granted by the Redwood Shareholders to the Borrower subsequent to the Signature Date and (iii) any issue of debt-like financial instruments (including any issue of straight bonds or bonds giving immediate or future access to the capital) by the Borrower and subscribed for and held, after the Signature Date, by the Redwood Shareholders or any other person who has entered into the Subordination Agreement as a Redwood Subordinated Creditor, provided that such loans, advances or financial securities (a) are fully subordinated (in principal or capital, as the case may be, interest (which shall be fully capitalised) or in respect of any related sums) to the Capex Loan and the Hedging Contracts in accordance with the terms of the Subordination Agreement, (b) are not secured by a Real Security Interest and/or a Personal Security Interest granted by a Group member and (c) in the case of financial securities, have a maturity date of at least six (6) months after the Final Repayment Date of Capex Loan Tranche B. Existing Redwood Subordinated Debts means the current account advance, existing on the Signature Date, granted by the Guarantor to Ryam BioNova France for a total principal amount on the Signature Date of EUR 3,937,500. Distribution means any distribution of dividends, interim dividends, reserves or premiums by an Obligee, any redemption/payment of any Authorised Subordinated Debt by an Obligee, any reduction of the capital of an Obligee or any repurchase/amortisation of financial securities of an Obligee. Authorised Redwood Distribution means any Distribution by the Borrower which complies with the following aggregate conditions: (i) the Distribution in question is made after 31 December 2026; (ii) no Event of Default continues on the date of the Distribution in question and no Event of Default or Potential Event of Default shall result from the payment of the said Distribution; (iii) prior delivery to the Agent of a certificate, signed by an authorised representative of the Borrower, demonstrating that the level of the Redwood R1 Bis Ratio, calculated on a pro forma basis after notably taking into account the relevant Distribution, is less than 1.50; (iv) prior delivery to the Agent of a certificate signed by an authorised representative of the Borrower, confirming that: (a) immediately prior to the Distribution in question, the FCFE Amount exceeds EUR 5,000,000; and Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 16 - (b) immediately after completion of the Distribution in question and, as relevant, the mandatory early repayment anticipated in Article 6.5.6 (Mandatory early repayment of the Capex Loan in the event of an Authorised Distribution), the Consolidated Cash of the Redwood Perimeter is greater than EUR 10,000,000; and (v) the amount of the Distribution is less than or equal to EUR 5,000,000 or, if the amount of the Distribution exceeds EUR 5,000,000, the Borrower shall make the mandatory early repayment anticipated in Article 6.5.6 (Mandatory early repayment of the Capex Loan in the event of an Authorised Distribution) on the date of payment of the Distribution in question. Authorised Subordinated Debt Documents means all documents relating to Authorised Subordinated Debts. Financial Documents means, together, the Authorised Subordinated Debt Documents and the Senior Financial Documents. Senior Financial Documents means, collectively, the Contract, the Mandate Letter, the Subordination Agreement, the commission letters referred to in Article 9 (Commissions) and, from the date of their execution, the Security Interest Documents, any Drawdown Notice and the Hedging Contract(s) entered into with a Hedging Bank, as well as any other document designated as such by the Agent and the Borrower. Security Interest Documents means, together, the Borrower Advances Dailly Assignment Framework Agreement, the French Subsidiary Securities Account Pledge Agreement and the USA Subsidiary Securities Pledge Agreement, all documents relating to the Key Persons Insurance Pledge/Delegation (or the documents relating to the Borrower/Key Persons Insurance in the event that the latter take the form of a “borrower” insurance policy naming the Agent (acting on behalf of the Lenders) as sole accepting beneficiary), to any Subsequent Rank Pledge, as well as all other documents to be signed in respect of the Security Interests. Business Field means the development and production of celluloses and speciality celluloses, bioethanol, lignosulphonates, crude tall oil and prebiotics. Consolidated EBITDA has the meaning attributed to it in Appendix 6 (Financial Definitions). Borrower means Ryam BioNova, as designated at the start of this Contract. Outstanding Amount means, on a given date, in respect of a Capex Loan Tranche or the Capex Loan and on a given date, the principal amount outstanding on that date owed by the Borrower in respect of that Capex Loan Tranche or, as the case may be, the Capex Loan. Financial Indebtedness means, without double counting, any indebtedness relating to: (i) sums borrowed (other than any debts contracted with suppliers); (ii) funds mobilized through the acceptance by a third party of bills of exchange (or any equivalent instrument in dematerialized form); (iii) funds raised through the purchase of promissory notes or through the issue of bonds, savings bonds, commercial paper, negotiable securities (short- or medium-term) or other debt securities; (iv) commitments under finance leases, leaseback agreements or finance leases (other than commitments under leases that would have qualified as operating leases under the applicable accounting principles in force prior to 1 January 2019);

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 17 - (v) an assignment of receivables or discounting (including receivables assigned or discounted without recourse) or a factoring operation (including factoring without recourse); (vi) funds raised under any other operation (including forward sales and purchases) having the economic effect of a loan, including all deferred payment obligations entered into for the purpose of acquiring any asset (including any vendor credit); (vii) derivative operations entered into in order to hedge the risk of, or profit from, a fluctuation of rates or prices (it being specified that in calculating the value of such an operation, only its market value, or if an actual amount is due following the termination or unwinding of this operation, this amount, shall be retained); (viii) a possible obligation to repay as principal in respect of a surety, guarantee, standby or documentary letter of credit or any other commitment by signature issued by a bank or financial institution; and (ix) any personal guarantee commitment relating to any of the types of indebtedness listed in the Paragraphs above. Authorised Financial Indebtedness means: (i) (Existing Debts) the Group’s existing debts as on the Signature Date, as listed in Appendix 7 (Existing Debts and Related Security Interests); (ii) (Capex Loan) the Capex Loan; (iii) (Subordinated debts) Authorised Guarantor Subordinated Debts and Authorised Redwood Subordinated Debts; (iv) (Intra-Group loans) Authorised loans/credits; (v) (Off-balance sheet) off-balance sheet commitments authorised under Personal Security Interests and Authorised Off-Balance Sheet Commitments; (vi) (Short-term) the additional Financial Indebtedness in respect of any short-term credit facility (other than any form of receivables financing) entered into by Group members after the Signature Date, up to a total aggregate amount outstanding at Group level not exceeding, at any time, EUR 10,000,000 (or the equivalent value of this amount in one or more currencies); (vii) (Mobilisation of receivables) the additional Financial Indebtedness in respect of any short- term credit in the form of mobilisation, discounting or assignment of receivables (including by factoring or securitisation) contracted by the Group members after the Signature Date, with or without recourse, up to a total aggregate amount outstanding at Group level not exceeding, at any time, EUR 22,000,000 (or the equivalent value of this amount in one or more currencies); (viii) (Medium/long-term) Additional Financial Indebtedness in respect of any medium- or long- term loan (including under a lease contract or finance lease), for the purpose of financing: (a) Strategic Investments actually made by Group members (excluding the Redwood Perimeter) by 31 December 2026 at the latest, up to a total aggregate amount outstanding at Group level (excluding the Redwood Perimeter) not exceeding, at any time, EUR 11,000,000 (or the equivalent value of this amount in one or more currencies); Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 18 - (b) the Project Investments actually made by the Redwood Perimeter members up to an amount not exceeding the portion not financed by means of the Capex Loan, the limit (possibly increased) of the Project Investments for the Financial Year in question as made (or the equivalent value of this amount in one or more currencies); and (c) Authorised Investments actually made by Group members and not exceeding, for the Financial Year in question, 100% of the limit (possibly increased) of Authorised Investments for the Financial Year in question as made (or the equivalent value of this amount in one or more currencies). Commitments means: (i) for each Lender party on the Signature Date, the amount in Euros appearing opposite its name in Appendix 1 (List and Commitments of Lenders) under the heading “Commitments” and the amount of any other Commitment under the Capex Loan assigned to it; and (ii) for any other Lender, the amount of any Commitment under the Capex Loan assigned to it in accordance with the terms of the Contract, as reduced, terminated or assigned as relevant under the Contract. Overall Commitment means, at a given date, the sum of the Commitments of the Lenders under the Capex Loan or any of the Capex Loan Tranches. Non-Cooperative State or Territory means a non-cooperative State or territory referred to in the list in article 238-0 A of the French General Tax Code, as this list may be updated. EUR or euro means the single European currency that is legal tender in France, in accordance with European Union and/or French regulations. EURIBOR means, in respect of any Interest Period (including any Outstanding Amount): (i) the Screen Rate applicable at 11 AM (Paris time) on the Rate Determination Date and for a period equal in duration to that of the Interest Period of a Drawdown; or (ii) as otherwise determined in accordance with Article 7.6.1 (Unavailability of the Screen Rate); if one of the rates referred to in Paragraphs (i) or (ii) above is less than zero (0), it shall be deemed to be equal to zero (0). In the event that, in application of the provisions of Article 7.2 (Interest Periods), an Interest Period is shortened to a duration of less than one (1) month, the EURIBOR applicable to this Interest Period shall be the EURIBOR for one (1) month. Screen Rate Replacement Event means, in respect of the Screen Rate, one of the following situations: (i) in the opinion of the Majority of Lenders and the Borrower, there has been a significant change to the methodology, formula or other means by which the Screen Rate is determined; or (ii) (a) (A) the administrator of the Screen Rate or its supervisor has publicly announced that such administrator is insolvent or (B) information is published in any order, decree, notice, petition or application (however qualified) or filed with any court, tribunal, stock exchange, regulatory authority or similar administrative, regulatory or judicial body reasonably confirming the insolvency of the administrator of the Screen Rate; Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 19 - provided that, in each case, as at that date, no successor to the administrator in question continues to provide the Screen Rate; or (b) the administrator of the Screen Rate publicly announces that it has ceased or shall cease to provide the Screen Rate permanently or indefinitely and, as at that date, no successor to that administrator continues to provide the Screen Rate; or (c) the supervisor of the Screen Rate administrator publicly announces that the Screen Rate has been or shall be permanently or indefinitely deleted; or (d) the Screen Rate administrator or his supervisor has announced that the Screen Rate can no longer be used; or (iii) the Screen Rate administrator determines that the Screen Rate shall be calculated in accordance with its reduced submissions or other contingency arrangements or fallback policies and other arrangements and that: (a) the circumstance(s) or event(s) giving rise to such calculation are not (in the opinion of the Majority of Lenders and the Borrower) temporary; or (b) this Screen Rate is calculated in accordance with the said policy or arrangement for a period of at least fifteen (15) Business Days; or (iv) in the opinion of the Majority of the Lenders and the Borrower, the Screen Rate is no longer appropriate for the purposes of calculating interest under the Contract; or (v) the supervisor of the administrator of this Screen Rate publicly announces or publishes the information: (a) that such Screen Rate ceases, or shall cease at a specified future date, to be representative of the market or economic reality that such rate measures and that such representativeness shall not be restored (as determined by such supervisor); and (b) bearing in mind that such an announcement or publication may lead to the application of fallback clauses in contracts that may be affected by such an announcement or publication of termination. Significant Adverse Event means the occurrence or discovery of any fact or event, whatever its nature, cause or origin (notably including any legal, arbitration or administrative proceedings brought against any Group member): (i) affecting or likely to affect, adversely and significantly, immediately or in the future: (a) the financial, economic or legal situation, assets or activities of an Obligee or of the Group as a whole; or (b) the ability of an Obligee to meet its obligations under the Senior Financial Documents; or (ii) affecting or likely to affect, immediately or in the future, the validity, legality or enforceability of any of the Security Interest Documents or the stipulations relating thereto or the ranking of a Security Interest granted under a Security Interest Document. Consolidated Excess Cash Flow has the meaning attributed to it in Appendix 6 (Financial definitions). Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 20 - Financial Year means, for the purposes of the Contract, each twelve (12) month period ending on 31 December of each year (including when the Borrower’s first financial year has a different duration). FATCA means: (i) sections 1471 to 1474 of the Code and all related regulations; (ii) any treaty, law or regulation of any other jurisdiction, or an inter-governmental agreement between the United States and any other jurisdiction, which (in each case) facilitates the implementation of any law or regulation referred to in Paragraph (i) above; or (iii) any agreement to implement any treaty, law or regulation referred to in Paragraphs (i) or (ii) above entered into with the American Internal Revenue Service, the American Government or any other governmental or tax authority of any other jurisdiction. Subsidiaries means all companies controlled, directly or indirectly, by another company within the meaning of article L.233-3 of the French Commercial Code. Pledged Subsidiaries means, together, (i) on the Signature Date, Ryam BioNova France and Ryam BioNova US and (ii) as relevant, after the Signature Date, any member of the Redwood Perimeter whose securities are pledged under the Security Interests. Related Fund means (i) in relation to a Lender, a fund managed or advised by an investment manager or investment advisor that is a Lender or an Affiliate of a Lender or (ii) in relation to a fund (the “first fund”), a fund managed or advised by the same investment manager as the first fund or, if managed or advised by a different investment manager, a fund whose investment manager is an Affiliate of the investment manager of the first fund. Formalities means any registration (including any registration of any security interest in a register of shareholders), filing, endorsement, stamping or notification of the Security Interest Documents or the Security Interest so created. Authorised Merger(s) means any merger (including any liquidation involving the transfer of all assets and liabilities), demerger, contribution or other similar operation carried out between Group members, on the conditions that: (i) if the Borrower or a Pledged Subsidiary is involved, it remains in any event the surviving entity or the entity benefiting from the contributions; (ii) such operation does not adversely affect, immediately or in the future, the Security Interests (including their existence, value or effectiveness) or the rights of the Lenders under the Senior Financial Documents; (iii) the said operation is in the corporate interest of the entities in question and has no material adverse effect, either immediately or in the future, on the distributive capacity of the entities resulting from the proposed operation compared with that existing prior to the said operation; (iv) the Borrower delivers to the Agent, on the completion date of the operation, (x) a legal opinion from its advisor confirming that the operation is compliant with applicable corporate law (subject to the completion of any post-merger publicity and registration requirements and notably taking into account the absence of any objection from creditors in accordance with applicable law) and (y) a note from its advisor confirming that the operation has no material adverse effect on the Group for tax purposes; and

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 21 - (v) no Event of Default continues on the date of the operation in question and no Event of Default or Potential Event of Default shall result from the realisation of the said operation. Group means, at any time, the group formed by the Guarantor and its Subsidiaries. Tax means any tax, levy, duty, fee or other change or deduction of a similar nature (including penalties and interest due for non-payment or delay in payment of any such amount). Replacement Index means an index chosen by the Parties in accordance with Article 23.4 (Replacement of the Screen Rate), from one of the following methods: (i) an index that has been formally designated or recommended to replace the Screen Rate by: (a) the administrator of the Screen Rate (provided that the market or economic reality measured by this index is the same as that measured by the Screen Rate in question); or (b) any Relevant Designating Body, and if an index has been formally designated or recommended in accordance with subparagraphs (a) and (b), the index chosen in accordance with subparagraph (b) shall prevail; (ii) (in the absence of an index determined in accordance with the provisions of Paragraph (i) above) the index shall be the index generally accepted in the international market and any relevant national market for syndicated loans as being the appropriate replacement rate for the Screen Rate, in the opinion of the Majority of the Lenders, the Agent and the Borrower; or (iii) (in the absence of an index determined in accordance with the provisions of Paragraph (ii) above) the index shall be an appropriate replacement rate for the Screen Rate, in the opinion of the Majority of the Lenders, the Agent and the Borrower. Confidential Information means any information relating to an Obligee, the Group, the Shareholders or the Senior Financial Documents of which a Finance Party becomes aware in such capacity or with a view to becoming a Finance Party, or which a Finance Party receives under the Senior Financial Documents or with a view to becoming a Finance Party under the Senior Financial Documents, from any of the following persons: (i) any Group member or one of its advisors; or (ii) another Finance Party, if the information was obtained by that Finance Party directly or indirectly from a Group member or one of its advisors, in any form whatsoever, including any information given orally and any document, electronic file or other means of representing or recording information containing, derived from or reproducing such information, but excluding any information which: (a) is or becomes public information other than as a result of a direct or indirect breach by that Finance Party of Article 25 (Confidentiality of information); or (b) is identified in writing as non-confidential at the time of its disclosure by a Group member or one of its advisors; or (c) is known to this Finance Party prior to the date on which this information is disclosed to it in accordance with Paragraphs (i) or (ii) above, or is lawfully obtained by this Finance Party after this date, from a source which is, insofar as this Finance Party is aware, unrelated to the Group and which, in each case and insofar as this Finance Party is aware, has not been obtained in breach of a confidentiality obligation and is not otherwise subject to such an obligation. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 22 - Investments means any financial, intangible or tangible investments (including any tangible or intangible investments relating to the creation of a company by a Group member), excluding External Growth Operations and the acquisition of Investment Securities. Authorised Investments means Investments (excluding Project Investments and excluding Strategic Investments) made by Group members for an aggregate and consolidated amount at Group level (excluding the Redwood Perimeter) and at the level of the Redwood Perimeter (each, the “Relevant Perimeter”) not exceeding, during each given Financial Year, the amount shown in the following table (each annual limit applicable to a given Relevant Perimeter being hereinafter referred to as an “Authorised Investment Limit”): Financial year ended: Authorised Investment Limit for the Group (excluding Redwood Perimeter) Authorised Investment Limit for the Redwood Perimeter 31 December 2024 EUR 13,200,000 EUR 1,000,000 31 December 2025 EUR 16,700,000 EUR 1,000,000 31 December 2026 EUR 12,000,000 EUR 1,000,000 31 December 2027, and thereafter on 31 December of each year EUR 16,500,000 EUR 3,000,000 it being agreed that: (i) from the Financial Year beginning on 1 January 2027, the financing of Investments (excluding Project Investments and excluding Strategic Investments) made by Redwood Perimeter members may only be made using Own Resources subject to compliance with the following aggregate conditions: (a) the FCFE Amount at the last Test Date is greater than EUR 5,000,000; (b) the Redwood R1 Bis Ratio on the last Test Date is strictly less than 1.5x; and (c) the amount of Consolidated Cash of the Redwood Perimeter exceeds EUR 10,000,000; (ii) Reallocated Amounts and Reinvested Amounts (as these terms are defined in Articles 6.5.3 and 6.5.4) allocated by the members of the Relevant Perimeter to finance an Investment (other than a Project Investment or a Strategic Investment) are excluded from the calculation of an Authorised Investment Limit, without double counting against the Authorised Investment Limits applicable to each Relevant Perimeter; (iii) if, during a given Financial Year (“year n”), the members of a given Relevant Perimeter have made Investments (excluding Project Investments and excluding Strategic Investments), the aggregate annual amount of which at the level of the Relevant Perimeter is less than the Authorised Investment Limit applicable to that Relevant Perimeter in respect of year n, the unused amount of this Authorised Investment Limit in respect of year n may be carried forward (the “Amount Carried Forward”) up to 100% to the following financial year only (“year n+1”) and shall increase, by the same amount, the Authorised Investment Limit for year n+1 applicable to this Relevant Perimeter (hereinafter the “Increased Authorised Investment Limit”), subject to the absence of a continuing Event of Default; Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 23 - it being specified that if, during year n+1, the members of a given Relevant Perimeter have made Investments (excluding Project Investments and excluding Strategic Investments) for which the aggregate annual amount at the level of the Relevant Perimeter is less than the Increased Authorised Investment Limit for year n+1 applicable to that Relevant Perimeter, the calculation of the Amount Carried Forward to year n+2 shall be based exclusively on the amount, as relevant, of the unused amount of the Authorised Investment Limit for year n+1 applicable to the relevant Perimeter (on the understanding that the amount of Investments (excluding Project Investments and excluding Strategic Investments) made during year n+1 shall be deducted in priority from the Authorised Investment Limit for year n+1 applicable to the relevant Perimeter); and (iv) if, during a year n, the members of a given Relevant Perimeter wish to make Investments (excluding Project Investments and excluding Strategic Investments) for which the aggregate annual amount at the level of the Relevant Perimeter is greater than the Authorised Investment Limit applicable to that Relevant Perimeter (or, as relevant, the Increased Authorised Investment Limit applicable to the relevant Perimeter) in respect of year n, they shall have the option, subject to the absence of a continuing Event of Default, of anticipating 50% of the Authorised Investment Limit applicable to the Relevant Perimeter in respect of year n+1 only (the “Anticipated Amount”) by increasing the Authorised Investment Limit for the said year n by the same amount; it being specified that, in this case, the Anticipated Amount shall be used after the Authorised Investment Limit applicable to the Relevant Perimeter in respect of year n and the amount actually used in respect of the Anticipated Amount during year n shall reduce, by the same amount, the Authorised Investment Limit applicable to the Relevant Perimeter in respect of year n+1. Project Investments means all Investments (excluding Authorised Investments and excluding Strategic Investments) made by the Redwood Perimeter members in accordance with the Business Plan, for an aggregate and consolidated amount at the level of the Redwood Perimeter not exceeding during each given Financial Year the amount shown in the following table (each applicable annual limit being hereinafter referred to as a “Project Investment Limit”): Financial year ended: Project Investment Limit 31 December 2024 EUR 6,500,000 31 December 2025 EUR 66,500,000 31 December 2026 EUR 38,000,000 31 December 2027, and thereafter on 31 December of each year EUR 1,800,000 it being agreed that: (i) Reallocated Amounts and Reinvested Amounts (as these terms are defined in Articles 6.5.3 and 6.5.4) allocated by Redwood Perimeter members to finance a Project Investment are excluded from the calculation of the Project Investment Limit; (ii) if, during a given Financial Year (“year n”), the Redwood Perimeter members have made Project Investments for which the aggregate annual amount at the level of the Redwood Perimeter is less than the Project Investment Limit for year n, the unused amount of this Project Investment Limit for year n may be carried forward (the “Amount Carried Forward”) up to 100% to the following year only (“year n+1”) Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 24 - and shall increase the Project Investment Limit for year n+1 (hereinafter the “Increased Project Investment Limit”) by the same amount, subject to the absence of a continuing Event of Default; it being specified that if, during year n+1, the Redwood Perimeter members have made Project Investments for which the aggregate annual amount at the level of the Redwood Perimeter is less than the Increased Project Investment Limit for year n+1, the calculation of the Amount Carried Forward to year n+2 shall be based exclusively on the amount, if any, not used from the Project Investment Limit for year n+1 (on the understanding that the amount of Project Investments made in year n+1 shall be deducted in priority from the Project Investment Limit for year n+1); and (iii) if, during a year n, the Redwood Perimeter members wish to make Project Investments for which the aggregate annual amount at the level of the Redwood Perimeter exceeds the Project Investment Limit (or, as relevant, the Increased Project Investment Limit) in respect of year n, they shall have the option, subject to the absence of a continuing Event of Default, of paying in advance 50% of the Project Investment Limit in respect of year n+1 only (the “Anticipated Amount”) by increasing the Project Investment Limit for the said year n by the same amount; it being specified that, in this case, the Anticipated Amount shall be used after the Project Investment Limit for year n and the amount actually used in respect of the Anticipated Amount during year n shall reduce the Project Investment Limit for year n+1 by the same amount. Strategic Investments means all Investments (excluding Authorised Investments and excluding Project Investments) made by Group members (excluding the Redwood Perimeter) during the Financial Year ending on 31 December 2026 in accordance with the Business Plan for an aggregate and consolidated amount at Group level (excluding the Redwood Perimeter) not exceeding EUR 11,000,000. Financial Investor means (i) Swen Impact Fund for Transition 3, a partnership limited by shares incorporated under the laws of Luxembourg, an open-ended investment company, a dedicated alternative investment fund with its registered office at 4, rue Peternelchen, L-2370 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B-284339, represented by its alternative fund manager Swen Capital Partners and (ii) any Affiliate of Swen Capital Partners. Joint Venture means any joint venture or venture with a third party to the Group, in the form of a company, association, partnership, consortium or any other business arrangement, in which a Group member has an interest or participation and which is not a Group member. Business Day means a day (other than a Saturday, Sunday or public holiday) on which banks are open for business in Paris, which, if it is a day on which a payment or purchase in euros is to be made, must be a TARGET Day. TARGET Day means a day on which the T2 system is open. Mandate Letter means the arrangement and participation mandate letter dated 12 September 2024, signed by the Mandated Arranger and countersigned by the Borrower, relating to the implementation of the Capex Loan. Majority of Lenders means, on a given date, one or more Lenders whose total Commitments under the Capex Loan represent at least 66.67% of the Overall Commitment under the Capex Loan.

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 25 - Senior Managers means, together, (i) Mr. Christian Ribeyrolle, born on 20 July 1961 in Issoire (France) and residing at 14 allée des Hontines, 33650 La Brède (France) and (ii) Mrs. Estelle Castex Hirel, born on 4 December 1977 in Toulouse (France) and residing at 2 rue Edith Piaf, 40990 Saint-Paul-lès-Dax (France). Margin means, as relevant, Tranche A Margin or, as the case may be, Tranche B Margin. Tranche A Margin means the rate, expressed as an annual rate, which is added to EURIBOR to calculate the interest due under Capex Loan Tranche A. The Tranche A Margin is initially set at 2.00% per annum, subject to adjustment in accordance with the provisions and conditions set out in Article 7.5 (Adjustments of Applicable Margins). Tranche B Margin means the rate, expressed as an annual rate, which is added to EURIBOR to calculate the interest due under Capex Loan Tranche B. The Tranche B Margin is initially set at 2.50% per annum, subject to adjustment in accordance with the provisions and conditions set out in Article 7.5 (Adjustments of Applicable Margins). Structure Memorandum means the document prepared by the firm of Cazals Manzo Pichot Saint Quentin AARPI describing the legal structure of the Acquisition and its financing as well as the tax analysis of the Acquisition and its financing, as this document shall be delivered pursuant to Appendix 2 (Conditions Precedent on the Signature Date). Available Amount means, on a given date, the amount of the Overall Commitment under the Capex Loan on that date, less the Outstanding Amount under the Capex Loan on that date, it being specified that upon receipt of a Drawdown Notice under the Capex Loan and at any time between the date of receipt of this notice and the relevant Drawdown Date, the Agent shall, in anticipation of the relevant Drawdown, make the necessary adjustments to the Available Amount: (i) by deducting the amount of any other Drawdown under the Capex Loan requested but not yet made; and (ii) by deducting the amount of any reduction of the Overall Commitment in respect of the Capex Loan to be made, in accordance with the provisions of Article 6.3 (Voluntary Early Waiver) and/or Article 6.4 (Automatic Cancellation of the Available Amount), after receipt of this Drawdown Notice. FCFE Amount has the meaning assigned to it in Appendix 6 (Financial Definitions). Outstanding Amount means any amount due but not yet paid by the Borrower under the Senior Financial Documents. Key Persons Insurance Pledge/Delegation means, in the event that the Borrower/Key Persons Insurance takes the form of a “key person” insurance policy, and at the Agent’s option, acting on the instructions of the Majority of the Lenders: (i) the imperfect delegation(s), satisfactory in form and substance to the Majority of the Lenders, by which the Borrower shall delegate, in accordance with the provisions of Article 12.5 (Key Persons Insurance Pledge/Delegation), the said insurance company(ies), for the purposes of payment to the Lenders of the insurance benefits payable under the Borrower/Key Persons Insurance; or Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 26 - (ii) if it is not possible to implement the delegation referred to in Paragraph (i) above, the pledge of senior receivables, satisfactory in form and substance to the Majority of the Lenders, to be granted by the Borrower in favour of the Agent, of the Lenders, in accordance with the provisions of Article 12.5 (Key Persons Insurance Pledge/Delegation), covering the Borrower’s claims against the insurance company(ies) in respect of “key person” insurance and relating to the Borrower/Key Persons Insurance and which shall be notified to the aforementioned insurance company, as security interest and guarantee for the repayment of the principal and the payment of all interest, commissions, costs, incidentals and any sums owed by the Borrower under the Senior Financial Documents. French Subsidiary Securities Account Pledge means the first-ranking pledge of a financial securities account on which all of the financial securities of Ryam BioNova France held by the Borrower shall be registered, to be constituted by the Borrower, on the Signature Date, in favour of the Agent, the Lenders and the Hedging Banks, as security interest and guarantee for the repayment of the principal and the payment of all interest, commissions, costs, incidentals and other sums owed by the Borrower under the Senior Financial Documents. Subsequent Rank Pledges means, to the extent legally permitted, if any, at the request of a Hedging Bank party to a Hedging Contract, the security interest(s) of subsequent ranks to be constituted by the Borrower for the benefit of this Hedging Bank(s) not benefiting (either directly or by accession to the relevant Security Interest Documents), or reasonably consider that they do not benefit, from existing Security Interests on the Refinancing Date, as security interest and guarantee for the repayment of the principal and the payment of all interest, commissions, costs, incidentals and other sums owed by the Borrower under the relevant Hedging Contract(s). The said pledges shall rank pari passu with the other existing Pledges as at their date of execution, irrespective of their date of creation, registration, notification or realisation, so that any proceeds from the realisation of the Security Interests (including the Subsequent Rank Pledges) shall be allocated on a pari passu basis between the Lenders. USA Subsidiary Securities Pledge means the first-ranking pledge under US law of the securities of Ryam BioNova US, representing 100% of the share capital and voting rights of Ryam BioNova US, to be constituted by the Borrower, on the Signature Date, in favour of the Agent, the Lenders and the Hedging Banks, as security interest and guarantee for the repayment of principal and the payment of all interest, commissions, costs and incidentals owed by the Borrower under the Senior Financial Documents. Obligees means, together, the Borrower and the Guarantor. External Growth Operation means (i) any acquisition of shares or business goodwill of a company other than a Group member, (ii) any creation of a company accompanied by the contribution by a third party to the Group, and/or the acquisition from a third party to the Group, of business goodwill or shares of a company other than a Group member or (iii) any acquisition of a shareholding (initial or additional), control or interest in a company or company other than a Group member, notably by way of subscription, purchase or exchange of financial securities, shares or other social rights (other than an acquisition of Investment Securities). Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 27 - Relevant Designating Body means any competent central bank, any competent regulator or other supervisory entity or any group thereof or any working group or committee established or chaired by, or constituted at the request of, any of them or by the Financial Stability Board. OTI means one or more “reputable” or COFRAC accredited independent third party organisations chosen by the Borrower, responsible for verifying the completeness and accuracy of the information provided by the Borrower in the ESG Certificate, it being specified that any independent third party organisation must conduct a moderate or reasonable assurance audit in accordance with the regulations in force in the context of its mission. Authorised Guarantor Payments means the following payments that may be made by Group members to the Group Subordinated Creditors: (i) payments to the Group Subordinated Creditors in respect of the Authorised Guarantor Subordinated Debts by way of capitalisation of interest only (and to the exclusion of any other amount) in accordance with the terms of the relevant Subordinated Debt Documents where the amounts corresponding to the capitalised interest are only payable in cash after the Final Repayment Date of Capex Loan Tranche B; (ii) the payment of any sums due in respect of an Authorised Guarantor Subordinated Debt solely by way of set-off against the payment of the subscription price (x) for any issue of the Guarantor’s equity securities (without prejudice to the provisions of Article 6.5.1 (Mandatory early repayment of the Capex Loan in full)) and/or (y) for any issue/subscription of Authorised Guarantor Subordinated Debts in the form of financial securities; (iii) the conversion (including in the event of a capital increase subscribed exclusively by way of set-off) of any Authorised Guarantor Subordinated Debt into shares of the Guarantor (to the exclusion of any other repayment method); (iv) the payment of remuneration, salaries, directors’ fees, bonuses, indemnities and reimbursement of expenses, agreed on market terms and paid to natural person managers and directors and to natural person legal representatives of Group members or to any natural person manager or executive who is also a Guarantor Shareholder (or an Affiliate of a Guarantor Shareholder), in all cases in respect of their operational functions effectively exercised within a Group member in their capacity as employees or corporate officers (including bonuses and premiums in accordance with the Group’s usual practices and any indemnity linked to the termination of their aforementioned functions); (v) the payment of rents under leases concluded under market conditions by a Group member with a Guarantor Shareholder or an Affiliate of a Guarantor Shareholder and relating to premises operated by the Group for the purposes of its ordinary business; and (vi) any payment by Group members (excluding Redwood Perimeter members) to the Group Subordinated Creditors under each of the following contracts up to the relevant annual limit and provided that no Event of Default is ongoing at the date of the relevant payment and that no Event of Default or Potential Event of Default shall occur as a result of carrying out the Payment in question: Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 28 - (i) any Payment to Ryam Product (US) by the Guarantor and/or Rayonnier A.M. Tartas under the “shared services (Soft)” agreement to be entered into after the Signature Date, up to a total aggregate amount of USD 6,000,000 per annum; (ii) any Payment to Ryam Sales Technologies by Rayonier A.M. Tartas under the commercial agency agreement entered into on 1 August 2019, up to a total aggregate amount of USD 3,000,000 per annum; and (iii) any Payment under the French R&D agreement for the cellulose business of Rayonnier A.M. Tartas entered into on 1 October 2012, up to a total aggregate amount of EUR 1,000,000 per year. Authorised Redwood Payments means any Authorised Redwood Distribution and any other payment authorised by the Subordination Agreement. Party means a party to this Contract. FATCA Exempt Party means a Party that is entitled to receive payments without FATCA Withholding Tax. Finance Parties means collectively the Agent, the Mandated Arranger, the ESG Agent, the ESG Coordinator and the Lenders. Sanctioned Country means any country or territory which is, or whose government is, subject to any Sanction which generally prohibits or restricts dealings with the said country, territory or government. Redwood Perimeter means, at any time, the entity formed by the Borrower and its Subsidiaries, it being specified that Rayonier A.M. France Innovation, an economic interest grouping whose registered office is located at 1154 avenue du Général Leclerc, Tartas (40400), registered with the Dax TCR under SIREN number 400 920 203 is not part of the Redwood Perimeter. Availability Period means the period during which the Borrower may make Drawdowns under the Capex Loan, i.e. the period running from the Business Day following the Signature Date (inclusive) until the second (2nd) anniversary date of the Signature Date (inclusive). Interest Period means, for the purposes of calculating interest in respect of each Capex Loan Tranche and for the purposes of calculating interest in respect of an Outstanding Amount, any period determined in accordance with the provisions of Article 7.2 (Interest Periods). Test Period means, for the calculation of the Ratios, each completed period of twelve (12) months ending on 31 December of each Financial Year, on which dates the Ratios must be tested and for the first time, in the case of the Group R1 Ratio, on 31 December 2024. Person means a natural person or an entity (with or without legal personality). Sanctioned Person means a Person subject to or the target of any Sanction, including by virtue of the fact that it (i) is owned or controlled directly or indirectly by any person who is subject to Sanctions or (ii) is registered/incorporated under the laws of or resident in a Sanctioned Country. Authorised Loans/Credits means: (i) (Prior Existing Debts) the loans granted by Group members to Guarantor Shareholders or Affiliates of a Guarantor Shareholder existing on the Signature Date and listed in Appendix 7 (Existing Debts and Related Security Interests);

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 29 - (ii) (Intra-Group) loans or credits granted on current terms between Group members (including any Capex Advance and any loan granted under a centralised cash management system at Group level), provided that the loans or credits granted by the Borrower to its Subsidiaries are granted under the Borrower Advances Framework Agreement and that the Subsidiary has acceded to the said agreement as a borrower (unless it is already a party); (iii) (Course of business) loans and payment terms granted to their co-contractors by Group members in the ordinary course of their business; and (iv) (Loans to employees) any advance on salaries or professional expenses or loans granted to employees or managers of the Group as part of the usual practices of Group members up to a total amount of EUR 100,000 at any time. Lenders means (i) all credit institutions and entities participating in the Capex Loan on the Signature Date, as designated at the start of the Contract, as well as (ii) any credit institution or entity to which all or part of the rights or rights and obligations of the Lenders may subsequently be assigned in accordance with the provisions of Article (Benefit of the Contract). Applicable Accounting Principles means the accounting principles generally accepted in France and, in the case of Group members registered outside of France, the accounting principles generally accepted in the country in question. Ratios means, together, the Group R1 Ratio, the Group R2 Ratio and the Redwood Perimeter R1 Bis Ratio. Group R1 Ratio means, for a given period and for the Group, the following ratio: (i) Group Consolidated Net Debts to (ii) Group Consolidated EBITDA. The terms “Consolidated Net Debts” and “Consolidated EBITDA” are defined in Appendix 6 (Financial definitions). Group R2 Ratio means, for a given period and for the Group, the following ratio: (i) Group Consolidated Free Cash Flow to (ii) Group Consolidated Debt Service. The terms “Consolidated Free Cash Flow” and “Consolidated Debt Service” are defined in Appendix 6 (Financial definitions). Redwood R1 Bis Ratio means, for a given period and for the Redwood Perimeter, the following ratio: (i) Consolidated Net Debts of the Redwood Perimeter to (ii) Consolidated EBITDA of the Redwood Perimeter. The terms “Consolidated Net Debts” and “Consolidated EBITDA” are defined in Appendix 6 (Financial definitions). Rayonier Advanced Materials Inc. means Rayonier Advanced Materials Inc. a limited liability company incorporated in the State of Delaware, having its registered office at 1209 Orange Street, Wilmington, New Castle, Delaware. Legal Reservations means the legal reservations set out in the legal opinions delivered under Appendix 2 (Conditions Precedent on the Signature Date). Own Resources means: (i) any issue of shares in the Borrower paid up in cash; and/or (ii) any issue by the Borrower of Authorised Redwood Subordinated Debts paid up in cash, the proceeds of which shall, as relevant, be made available by the Borrower to the relevant member of the Redwood Perimeter (by means of an intra-group advance/loan or a share issue subscribed by the Borrower and paid up in cash). Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 30 - FATCA Withholding Tax means a deduction or withholding tax under FATCA applicable to a payment under a Senior Financial Document. Ryam BioNova France means Ryam BioNova France, a simplified joint stock company (SAS) having its registered office is located at 221, route du Stade, Tartas (40400), registered with the Dax TCR under SIREN number 323 025 320. Ryam BioNova US means the Ryam BioNova, a limited liability company incorporated under the laws of the State of Florida, having its registered office at 1301 Riverplace Boulevard, Suite 2300, Jacksonville, Florida, 32207, registered under number L24000137780. Sanctions means any laws, regulations, rules or restrictive measures enacting economic, financial or trade sanctions, any laws, regulations, rules or restrictive measures (including, for the avoidance of doubt, any sanctions or measures relating to any embargo or freezing of funds and economic resources) issued, promulgated, administered, imposed, enforced or publicly notified by the United States of America, the Office of Foreign Assets Control of the US Department of the Treasury, the US Department of State, the US Department of Commerce, the US Government and/or the United Nations (including the United Nations Security Council) and/or the European Union (or any current or future Member State) and/or France and/or the United Kingdom (including His Majesty’s Treasury) or by any other competent authority of any of the above states or entities having the power to issue such sanctions. Holding Company means, for a given company, the company of which it is a Subsidiary. Security Interests means, together, the Surety, the Borrower Dailly Advances Assignments, the French Subsidiary Securities Account Pledge, the USA Subsidiary Securities Pledge, the Key Persons Insurance Pledge/Delegation (or the Borrower/Key Persons Insurance in the event that the latter take the form of a “borrower” insurance policy naming the Agent (acting on behalf of the Lenders) as sole accepting beneficiary), any Subsequent Ranking Pledge(s), as well as any other Real Security Interest or Personal Security Interest which may be granted to the Lenders, the Hedging Banks and/or the Agent, at any time, to secure the Borrower’s obligations under the Senior Financial Documents. Personal Security Interest means any surety, endorsement, independent guarantee, letter of intent (insofar as it entails a commitment to pay), delegation, or other personal security interest or guarantee granted to secure present or future obligations. Personal Security Interests and Authorised Off-Balance Sheet Commitments means: (i) (Security Interests and off-balance sheet commitments existing on the Signature Date) the Personal Security Interests and other off-balance sheet commitments existing on the Signature Date and listed in Appendix 7 (Existing Debts and Related Security Interests); (ii) (Hedges) the Hedging Contract(s) and other interest rate or currency hedging contracts entered into by Group members in the normal course of business solely for hedging purposes and not for speculative purposes; (iii) (indemnities/payments to employees) retirement indemnities, payments under employee retirement plans, sums due under the individual right to training and sums due under the profit- sharing scheme for Group employees; (iv) (ADP) off-balance sheet commitments arising from and linked to the exercise of interest rate ADPs subscribed by the Financial Investor; Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 31 - (v) (Banking agreements) guarantees given under any netting agreement entered into by a Group member in the ordinary course of its banking agreements for the purpose of netting the debit and credit balances of Group members under any internal Group treasury agreement; (vi) (Intra-Group) Personal Security Interests granted by a Group member to guarantee a commitment entered into by another Group member (notably including in respect of Authorised Financial Indebtedness); (vii) (Leases) any Personal Security Interest granted by a Group member as guarantee for the payment of rents due by another Group member under leases entered into in the ordinary course of business; (viii) (Other authorised operations) off-balance sheet commitments in the form of leases, leasebacks and/or financial leases entered into by Group members, as authorised under the Authorised Financial Indebtedness; (ix) (Taxes and other charges) any Personal Security Interest in favour of the tax authorities, any social security authorities or any public or semi-public body granted in connection with a dispute which is being contested in good faith by an Obligee or another Group member; and (x) (General Basket) off-balance sheet commitments and Personal Security Interests, other than those referred to in the above Paragraphs, entered into by Group members in the normal course of business (any administrative, environmental and/or financial guarantee necessary for the performance of their activities) up to an consolidated aggregate amount not exceeding EUR 2,000,000 (or the equivalent value of this amount in one or more currencies) per Financial Year. Real Security Interest means any pledge, collateral assignment or “Dailly” slip, lien, mortgage, retention-of-title clause, assignment of a sum of money by way of guarantee, trust or any other right whose purpose is to encumber or transfer by way of security the ownership of one or more assets, present or future. Authorised Real Security Interests means: (i) (Security Interests existing on the Signature Date) the Real Security Interests granted by Group members existing on the Signature Date and listed in Appendix 7 (Existing Debts and Related Security Interests); (ii) (Security Interests) the Security Interests; (iii) (Legal Security Interests) the legal security interests and liens; (iv) (Leases) the Real Security Interests, in the form of a security deposit, assignment of a sum of money as guarantee, pledge of a bank account balance, or an escrow account, granted by Group members as security for obligations under any lease to which a Group member is a party as lessee and entered into on normal market terms (or terms more favourable to the Group); (v) (Taxes and other charges) the Real Security Interests (other than securities or business goodwill) granted in favour of the tax, social security or customs authorities in connection with a dispute that is being contested in good faith by the Group member in question; Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 32 - (vi) (Ordinary course of business) the Real Security Interests, in the form of a reservation of title, a right of retention or other security interests of a comparable nature relating to goods or merchandise, granted by Group members in the ordinary course of business and provided that they are not linked to a breach of contract by the Group member in question; (vii) (Factoring) the Real Security Interests (customary for this type of financing) granted as guarantee for any factoring or receivables financing programme authorised under the terms of the Contract; and (viii) (Financial Indebtedness) any Real Security Interest (with the exception of any Real Security Interest over financial securities, corporate rights or business goodwill) granted by a Group member as guarantee for the Authorised Financial Indebtedness referred to in Paragraph (viii) of the corresponding definition, provided that the said Real Security Interest relates solely to the asset financed and has been granted exclusively to secure the Authorised Financial Indebtedness used to finance the acquisition of the said asset. T2 means the Real-time Gross Settlement Automated Express Transfer system operated by the Eurosystem or any successor transfer system. Reference Bank Rate means the arithmetic average (rounded up to the fourth decimal place) of the rates communicated to the Agent at its request by the Reference Banks, as follows: (i) (except when Paragraph (ii) below applies), the rate which the relevant Reference Bank considers that a leading bank quotes to another leading bank for interbank deposits in euro in the Participating Member States for the relevant period; or (ii) if different, the rate (if it exists and is applied to the relevant Reference Bank and the relevant period) that contributors to the applicable Screen Rate are asked to submit to the relevant administrator. Financing Rate means any individual rate notified by a Lender to the Agent in accordance with Paragraph (ii) of Article 7.6.4 (Cost of Funds). Screen Rate means, for the purposes of determining EURIBOR, the Euro interbank rate administered by the European Monetary Institute (or any other entity responsible for administering this rate) for the relevant Interest Period and published on the Rate Determination Date on the relevant page of the Thomson Reuters screen (or any page replacing it) or on the relevant page of any other information service which publishes this rate in place of Thomson Reuters. If this page or service is no longer provided, the Agent, after consultation with the Borrower, may indicate a substitute page or service as long as it disseminates the same rate. Interpolated Screen Rate means the rate (rounded to the same number of decimal places as the two (2) Screen Rates in question) resulting from the interpolation on a linear basis between: (i) the relevant Screen Rate for the longest period (for which that Screen Rate is disseminated) which is less than the relevant Interest Period; and (ii) the relevant Screen Rate for the shortest period (for which this Screen Rate is disseminated) which exceeds the relevant Interest Period, each at approximately 11 AM (Paris time) on the Rate Determination Date. Drawdown means, as the case may be, the use and making available of a Capex Loan Tranche, by means of a Drawdown Notice, under the conditions set out in the Contract.

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 33 - Investment Securities are marketable securities (units in money-market SICAVs or UCITS) subscribed for non-speculative purposes and solely for the purpose of investing the Group’s available surplus cash without risk. Capex Loan Tranches means, together, Capex Loan Tranche A and Capex Loan Tranche B. Capex Loan Tranche A means the fraction of the Capex Loan, up to a maximum principal amount of EUR 27,750,000, made available to the Borrower in accordance with the conditions anticipated in the Contract. Capex Loan Tranche B means the fraction of the Capex Loan, up to a maximum principal amount of EUR 9,250,000, made available to the Borrower in accordance with the conditions anticipated in the Contract. Consolidated Cash has the meaning attributed to it in Appendix (Financial Definitions). VAT means: (i) any tax due under the European Council Directive of 28 November 2006 on the common system of value added tax (Directive 2006/112/EC); and (ii) any other tax of a similar nature levied in a Member State of the European Union in substitution for, or in addition to, the tax referred to in paragraph (i) above, or imposed elsewhere. 1.2 Interpretation (a) In this Contract, unless otherwise specified: (i) “assets” means property, income and rights of any kind, present or future; (ii) any reference to the “Agent”, the “Borrower”, the “ESG Coordinator”, the “Mandated Arranger”, a “Party”, a “Finance Party” or a “Lender” includes successors, assigns and successors in title to, or from, its rights or its rights and obligations under the Senior Financial Documents; (iii) “assignment” means any method of assigning rights or one’s rights and obligations under French law; (iv) “indebtedness” means any obligation to pay or repay a sum of money undertaken by any person (whether as principal or as guarantor), whether due or future, fixed or contingent; (v) “merger” means a merger carried out pursuant to articles L.236-1 to L.236-24 of the French Commercial Code; (vi) “guarantee” means any type of Personal Security Interest; (vii) “person” means any individual, firm, corporation, government, state or subdivision thereof, and any association, trust, joint venture, consortium, partnership or other entity, whether having a legal personality or not; (viii) “regulation” means any regulation, by-law, official instruction or circular, requirement or recommendation (whether or not binding) issued by any governmental, intergovernmental or supranational body, agency, directorate or other division of any other authority or organisation; (ix) “restructuring” includes any partial contribution of assets and any demerger carried out pursuant to articles L.236-1 to L.236-24 of the French Commercial Code. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 34 - (b) Unless otherwise specified, a term used in another Senior Financial Document or in a notice under a Senior Financial Document shall have the same meaning in this Contract. (c) A Potential Event of Default or an Event of Default is “ongoing” if it has not been remedied or waived by the persons entitled to rely on it. (d) A term or expression defined in the singular shall, when used in the plural, be deemed to retain the same meaning mutatis mutandis, and vice versa. (e) For the purposes of determining whether a disposal, acquisition, investment, loan, guarantee, Real Security Interest, Personal Security Interest, indebtedness or any other item exceeds a monetary threshold, the Euro equivalent shall be calculated on the basis of the Agent’s exchange rate on the date on which the Group is committed to, or makes or grants, such a disposal, acquisition, investment, loan, guarantee, Real Security Interest, Personal Security Interest, indebtedness or any other item. No Event of Default or breach or inaccuracy of any representation or commitment or the occurrence of any Event of Default shall result solely from any subsequent change in the Euro exchange rate of any amount expressed in any other currency. ARTICLE 2 - THE CAPEX LOAN 2.1. Amount Subject to the provisions of the Contract, the Lenders agree to make available to the Borrower the Capex Loan for a maximum principal amount of EUR 37,000,000 on the Signature Date. 2.2. Lender participation rules 2.2.1. The rights and obligations of each of the Lenders vis-à-vis the Borrower under the terms of the Contract constitute separate and distinct legal relationships and do not create any relationship of solidarity between the Lenders. 2.2.2. Each Lender individually undertakes to participate in the Capex Loan in a proportion equal to that which its Commitments represent in relation to the Overall Commitment, subject to the other terms and conditions of the Contract. 2.2.3. The default of a Lender shall not release the other Lenders from their obligations to the Borrower, nor the Borrower from its obligations to the other Lenders. 2.2.4. Under no circumstances shall a Lender or the Agent be liable for the failure of any other Lender to perform its obligations under the Contract. ARTICLE 3 - PURPOSE 3.1. Purpose The Capex Loan is exclusively intended, under the conditions set out in the Contract and up to its amount, for the purpose of financing or refinancing any Project Investment, whether directly or indirectly (by means of a Capex Advance). Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 35 - 3.2. Compliance of uses with the purpose No Finance Party shall be required to monitor or verify the Borrower’s use of the sums borrowed under the Capex Loan. ARTICLE 4 - CONDITIONS PRECEDENT The release of the Capex Loan and Drawdowns are subject to the prior or simultaneous fulfilment of the following conditions precedent, stipulated in the sole interest of the Lenders and deemed, both in form and in substance, to be satisfactory by the Agent, acting both in its own name and on its own behalf and in the name and on behalf of the Lenders. 4.1. Conditions precedent to be met on the Signature Date Delivery to the Agent of all documents referred to in Appendix 2 (Conditions precedent on the Signature Date). 4.2. Conditions precedent to any Drawdown under the Capex Loan 4.2.1 Documentary remittance (a) Documentary remittance specific to the first Drawdown under the Capex Loan Remittance to the Agent, no later than the date of delivery of the relevant Drawdown Notice, of the following documents: (i) a copy, certified as true by an authorised representative of the Borrower, of the approvals or authorisations of any competent authority required to implement the Business Plan; and (ii) a copy, certified by an authorised representative of the Borrower, of the US Bioethanol sales contract. (b) Documentary remittance common to all Drawdowns under the Capex Loan (including the first Drawdown) Remittance to the Agent, no later than the date of delivery of the relevant Drawdown Notice, of the following documents: (i) a copy, certified as true by an authorised representative of the Borrower, of all documents proving the completion of the last 2025 Capital Increases in Cash actually carried out prior to the envisaged Drawdown Date; and (ii) a statement, signed by an authorised representative of the Borrower, detailing the Project Investment(s) (re)financed by the Drawdown in question. 4.2.2 Payment of commissions and costs Payment in full by the Borrower of the fees referred to in Article 9 (Commissions) due by [it] on the relevant Drawdown Date and repayment to the Agent and payment of the costs referred to in Article 10.12 (Costs) due, as relevant, on that date and to be borne by the Borrower. 4.2.3 No Event of Default or Potential Event of Default The availability of any Drawdown under the Capex Loan shall be subject to the condition that, on the date of the Drawdown Notice and on the relevant Drawdown Date, no Event of Default or Potential Event of Default continues or could result from the availability of the Drawdown in question. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 36 - ARTICLE 5 - RELEASE OF THE CAPEX Subject to the fulfilment of all conditions precedent referred to in Article 4 (Conditions precedent), the Capex Loan shall be made available to the Borrower under the conditions described below. 5.1. Availability period 5.1.1 The Borrower may use the Capex Loan in one or more Drawdowns during the Availability Period, with the Drawdown Date (identical for each Capex Loan Tranche) occurring on a Business Day included in the Availability Period. 5.1.2 The Available Amount not used at the end of the Availability Period shall be definitively reduced to zero (0) and may not be the subject of a subsequent Drawdown. 5.2. Amount 5.2.1 Each Drawdown shall be made for an amount that may not exceed the smaller of the following two amounts: (i) an amount corresponding to the percentage of the Overall Commitment proportional to the percentage that the amount of the last 2025 Capital Increases in Cash actually completed represents in relation to the 2025 AKA Maximum Amount; and (ii) the Available Amount. 5.2.2 The amount of each Drawdown under the Capex Loan shall be made in Euros in proportion to each Capex Loan Tranche in relation to the Overall Commitment of the Capex Loan. 5.2.3 No Drawdown may be made, on a given date, for an amount greater than the Available Amount. 5.3. Number of Drawdowns The total number of Drawdowns under the Capex Loan may not exceed fifteen (15) Drawdowns per Capex Loan Tranche. 5.4. Drawdowns and Drawdown Notices 5.4.1 The Borrower may, during the Availability Period, make a Drawdown by providing the Agent with a Drawdown Notice, duly signed by an authorised representative of the Borrower, three (3) Business Days prior to the date indicated as the Drawdown Date in the said Drawdown Notice. 5.4.2 A Drawdown Notice which does not include all of the information specified in the model Drawdown Notice in Appendix 3 (Model Drawdown Notice under the Capex Loan), or which does not comply with the conditions set out in the Contract, may under no circumstances result in the Drawdown in question being made available. 5.4.3 As soon as possible after receipt of a Drawdown Notice, but no later than two (2) Business Days prior to the relevant Drawdown Date, the Agent shall inform the Lenders of the content of this notice received from the Borrower. 5.4.4 Any Drawdown Notice sent to the Agent shall be irrevocable. 5.4.5 No later than 12 PM (Paris time) on the relevant Drawdown Date, each of the Lenders shall transfer, on the value date of the Drawdown Date, into the Agent’s account, the fraction of the amount of the Drawdown proportional to that which its Commitment represents in relation to the Overall Commitment under the Capex Loan.

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 37 - 5.4.6 The Agent shall make available to the Borrower the amounts received from the Lenders by transfer into the Borrower’s account indicated in the Drawdown Notice, subject to having received the said Drawdown Notice within the deadlines referred to in the Articles above. ARTICLE 6 - REPAYMENT 6.1. Normal repayment Without prejudice to cases of voluntary or mandatory early repayment, the principal amount of the Capex Loan shall be repaid in accordance with the following stipulations: 6.1.1. Normal repayment of Capex Loan Tranche A (a) The Borrower shall repay the principal amount of its Drawdowns under Capex Loan Tranche A during the Availability Period in accordance with the following schedule (where “ETA” means the sum of the Drawdowns made under Capex Loan Tranche A during the Availability Period): Repayment date Amount of principal to be repaid 12 February 2027 5% x ETA 12 May 2027 5% x ETA 12 August 2027 5% x ETA 12 November 2027 5% x ETA 12 February 2028 5% x ETA 12 May 2028 5% x ETA 12 August 2028 5% x ETA 12 November 2028 5% x ETA 12 February 2029 5% x ETA 12 May 2029 5% x ETA 12 August 2029 5% x ETA 12 November 2029 5% x ETA 12 February 2030 5% x ETA 12 May 2030 5% x ETA 12 August 2030 5% x ETA 12 November 2030 5% x ETA 12 February 2031 5% x ETA 12 May 2031 5% x ETA Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 38 - 12 August 2031 5% x ETA Final Repayment Date of Capex Loan Tranche A 5% x ETA Total 100% ETA (b) As soon as possible after the end of the Availability Period, the Agent shall promptly draw up the normal repayment schedule for the Drawdowns made by the Borrower under Capex Loan Tranche A during the Availability Period and shall send it to the Borrower and the Lenders. (c) Accordingly, by the Final Repayment Date of Capex Loan Tranche A, the Borrower must have repaid all sums due in principal and paid all interest, commissions, costs and incidentals and any sums whatsoever due and payable under the Contract and relating to Capex Loan Tranche A. 6.1.2. Normal repayment of Capex Loan Tranche B (a) The Borrower shall repay the principal amount of its Drawdowns under Capex Loan Tranche B in a single instalment, on the Final Repayment Date of Capex Loan Tranche B. (b) Accordingly, by the Final Repayment Date of Capex Loan Tranche B, the Borrower must have repaid all sums due in principal and paid all interest, commissions, costs and incidentals and any sums whatsoever due and payable under the Contract and relating to Capex Loan Tranche B. 6.2. Voluntary early repayment 6.2.1. Voluntary early repayment of the Capex Loan (a) The Borrower may, at its option, without incurring any penalty or indemnity (with the exception, as relevant, of those referred to in Paragraphs (b) and (c) below and any costs relating to the termination of the Hedging Contract(s)), repay all or part of the Outstanding Amounts for a minimum principal amount of EUR 500,000, or in excess thereof for a principal amount in multiples of EUR 100,000 or for the whole of the Outstanding Amounts, provided that irrevocable notice thereof (subject to the provisions of Article 6.2.3 (Early Repayment Provisions)) of at least ten (10) Business Days has been given to the Agent. (b) Any voluntary total early repayment of the Capex Loan within twenty-four (24) months of the Signature Date, by means of any Financial Indebtedness subscribed with one or more credit institution(s) and/or entity(ies) other than a Lender, shall give rise to the payment by the Borrower of an indemnity in favour of the Lenders that did not participate in the said refinancing, equal to 2.00% of the principal amount repaid early to the said Lenders. (c) Any voluntary early repayment, whether in whole or in part, which takes place on a date other than an Interest Payment Date shall give rise, as relevant, to the payment by the Borrower of the indemnities referred to in Article 10.10 (Cost of Reuse of Funds). Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 39 - 6.2.2. Voluntary early repayment of the Capex Loan in the event of application of Article 10 or of non- deductibility of payments for certain reasons (a) If: (i) an amount owed to a Lender by the Borrower must be increased pursuant to the provisions of Article 10.1 (Increase of payments) or any equivalent provision of the Senior Financial Documents; (ii) a Lender requires the Borrower to indemnify it pursuant to the provisions of Articles 10.2 (Indemnification of tax risk) or 10.6 (Additional Costs); or (iii) an amount owed to any of the Lenders by the Borrower under any of the Senior Financial Documents is not, or shall not (for the purposes of calculating corporation tax) be treated as a deductible charge or expense of the Borrower for French tax purposes on the grounds that such amount is (A) paid or owed to a Lender incorporated, domiciled, established or acting through a Credit Agency located in a Non-Cooperative State or Territory or (B) paid into an account opened in the name of or on behalf of this Lender in the books of a financial institution located in a Non- Cooperative State or Territory; the Borrower may request the relevant Lender to take the measures referred to in Article 10.13.1 and/or, for so long as the situation giving rise to such additional cost, indemnification or non-deductibility for French tax purposes continues, by notice to the Agent, give notice of its intention either to repay this Lender’s participation in the Drawdowns in progress or to replace this Lender in accordance with Paragraph (c) below. (b) Upon receipt of the cancellation notice referred to in Paragraph (a) above, the relevant Lender’s unused Commitment(s) shall immediately be reduced to zero (0) and the Borrower shall repay this Lender’s participation in each Drawdown made available to it on the first Interest Payment Date of each Drawdown in progress following the date of the cancellation notice referred to in Paragraph (a) above or, if earlier, on the date specified by the Borrower in the notice, which may not be less than five (5) Business Days following the date of receipt of the cancellation notice referred to in Paragraph (a) above. In such case, the Borrower’s payment obligations referred to in Articles 10.1 (Increase of payments), 10.2 (Indemnification of tax risk) and 10.6 (Additional Costs) shall apply to the sums due to the Lender until they are repaid in full. Such early repayment shall not give rise to the payment of any commission, penalty or indemnity, with the exception of the Costs of Reuse of Funds. Any repayment of a Lender’s participation shall be irrevocable, with this Lender’s Commitments being reduced to zero (0) on the date of the effective repayment of this Lender’s participation by the Borrower. (c) If: (i) one of the circumstances mentioned in Paragraph (a) above applies to a Lender; or (ii) the Borrower becomes obliged to pay any amount to a Lender in accordance with Article 6.5.8 (Illegality of a Lender’s obligations), Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 40 - the Borrower may, subject to giving five (5) Business Days of notice to the Agent and this Lender, require the relevant Lender to take the steps referred to in Article 10.13.1 and/or replace this Lender by requiring this Lender to assign (and this Lender shall assign), to the extent permitted by law, all (and not just part of) its rights and obligations under the Contract to a Lender or credit institution selected by the Borrower which confirms its intention to assume and which assumes all obligations of the Assignor Lender in accordance with Article 15.3 (Assignment of rights or rights and obligations by a Lender) for an assignment price (or any other amount) payable in cash on the Assignment Date specified in the Deed of Assignment equal to the principal amount outstanding in respect of that Lender’s participations in the Drawdowns in progress, together with any interest, Costs of Reuse of Funds and any other amounts due under the Senior Financial Documents. (d) The replacement of a Lender in accordance with Paragraph (c) above shall be subject to the following conditions: (i) the Borrower may not replace the Agent (except in case of appointment of a new Agent under the conditions set out in Article 16.12 (Resignation of the Agent)); (ii) neither the Agent nor any Lender shall be obliged to find a replacement Lender; (iii) in no event shall the Lender replaced pursuant to Paragraph (c) above be obliged to pay or return all or part of the commissions received by it under the Senior Financial Documents by reason only of its replacement or repayment; and (iv) the Lender shall not be required to assign its rights and obligations in accordance with Paragraph (c) above until it has complied, to its satisfaction, with all procedures for the identification of counterparties required under applicable laws and regulations in respect of this assignment. (e) A Lender shall carry out the procedures described in sub-paragraph (iv) above as soon as reasonably practicable after giving the notice referred to in sub-paragraph (c) above and shall notify the Agent and the Borrower when it considers that it has satisfactorily completed such procedures. 6.2.3. Early repayment provisions Any notice of early repayment given by the Borrower pursuant to Article 6.2 (Voluntary early repayment) shall be irrevocable (except in the case of a total repayment of the Capex Loan as part of a full refinancing of the Capex Loan, in which case the early repayment notice shall be subject to the effective and concomitant availability, on the envisaged repayment date, of the funds under this refinancing) and, unless otherwise stipulated in this Contract, shall specify the repayment date(s) and the amount thereof. 6.3. Voluntary early waiver 6.3.1. Until the last day of the Availability Period, the Borrower shall have the option of waiving, without penalty or indemnity, all or part of the Available Amount, subject to: (i) written notice received by the Agent no later than ten (10) Business Days prior to the aforementioned date specifying the amount of the waiver and the date on which it is to be made;

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 41 - (ii) the said waiver relates to a minimum principal amount of EUR 500,000, or above this amount, to a multiple of EUR 100,000, or to the entire Available Amount, it being agreed that any waiver shall be deducted from each Capex Loan Tranche, in proportion to the amount of each Capex Loan Tranche in question in relation to the Overall Commitment in respect of the Capex Loan; (iii) in the event of a waiver of the entire Available Amount, the non-use commission referred to in Article 9.5 (Non-use commission) accrued up to the effective date of this total waiver shall be paid on that date. 6.3.2. Any waiver of the Available Amount shall be irrevocable and definitive and shall result in a proportional reduction of the Commitment of each relevant Lender under the Capex Loan. The waived portion of the Overall Commitment in respect of the Capex Loan may not be reused. 6.4. Automatic Cancellation of the Available Amount In the event of a Reduction of the 2025 AKA Amount, the Available Amount shall be reduced, automatically, irrevocably and definitively, in proportion to the amount of the said Reduction of the 2025 AKA Amount in relation to the 2025 AKA Maximum Amount. A reduction of the Available Amount pursuant to this Article 6.4 shall result in a proportional reduction of the Commitment of each relevant Lender in respect of the Capex Loan. The portion of the Overall Commitment in respect of the Capex Loan that is subject to such a reduction may not be reused. 6.5. Mandatory early repayments 6.5.1 Mandatory early repayment of the Capex Loan in full (a) The Borrower must repay the entire Capex Loan in accordance with the provisions set out in Article 6.6 (Provisions common to repayments) in each of the cases described below: (i) in the event of a Change of Control; (ii) in the event of an initial public offering of the share capital of an Obligee or another Group member on a French or foreign regulated or organised market with a view to the listing of all or part of its share capital or of any financial security (in all cases, regardless of the amount); or (iii) in the event of the disposal (in one or more operations) of all or substantially all of the Group’s fixed assets or businesses (taken as a whole) to a third party. (b) The Capex Loan must be repaid in full on the Date of Occurrence of the relevant event (the “Repayment Date”). (c) The occurrence of any one of the events referred to in Paragraph (a) above shall entail, ipso jure, without the need for prior notice or formal notice of any kind whatsoever, on the Repayment Date, the payment of all sums due under the Capex Loan and the Contract, the termination of the entire Overall Commitment under the Capex Loan, with the understanding that no further Drawdowns under the Capex Loan may be made from the Date of Occurrence of the event in question. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 42 - (d) For the purposes of this Article 6.5.1, “Date of Occurrence” means (i) in the case of a Change of Control, the date of occurrence of the event in question, (ii) in the case of an Initial Public Offering, the date of settlement and delivery of the financial securities or corporate rights and (iii) in the case of the disposal of all or a substantial part of the fixed assets or businesses, the date of completion of this disposal. (e) The Obligees undertake to notify the Agent of any event referred to in Paragraph (a) above at least five (5) Business Days prior to its Date of Occurrence. 6.5.2 Mandatory early repayment of the Capex Loan in the event of Consolidated Excess Cash Flow (a) In the event of Consolidated Excess Cash Flow in respect of any Financial Year, and for the first time in respect of the Financial Year ending on 31 December 2026, as communicated to the Agent in accordance with the conditions set out in Article 12.1.4 (Ratios and aggregates), exceeding an excess of EUR 5,000,000 per Financial Year, the Borrower shall repay the Capex Loan early, in accordance with and subject to the provisions set out in Article 6.6 (Provisions common to repayments): (i) up to an amount corresponding to 50% of the share of the Consolidated Excess Cash Flow recorded in respect of the relevant Financial Year over and above an excess of EUR 5,000,000, if the Redwood R1 Bis Ratio, as indicated in the Certificate submitted to the Agent at the end of the relevant Financial Year, is greater than 2.00x; and (ii) up to an amount corresponding to 30% of the share of the Consolidated Excess Cash Flow recorded in respect of the relevant Financial Year over and above an excess of EUR 5,000,000, if the Redwood R1 Bis Ratio, as indicated in the Certificate submitted to the Agent at the end of the relevant Financial Year, is less than or equal to 2.00x and greater than 1.50x. (b) No repayment of the Capex Loan shall be required under this Article 6.5.2 in the event that the Redwood R1 Bis Ratio, as indicated in the Certificate delivered to the Agent at the end of the relevant Financial Year, is less than or equal to 1.50x. (c) Mandatory early repayment of the Capex Loan shall take place on the first Interest Payment Date following delivery to the Agent, in accordance with Article 12.1.4 (Ratios and aggregates), of the Certificate relating to the Consolidated Excess Cash Flow for the relevant Financial Year. 6.5.3 Mandatory early repayment of the Capex Loan in the event of the disposal of assets (other than Disposals of Excluded Assets) (a) In the event that, in respect of a given Financial Year (the “Reference Financial Year”) and by exception for the first time in respect of the period running from the Signature Date until 31 December 2024, the Redwood Perimeter members dispose of one or more tangible, intangible or financial fixed assets, with the exception of Disposals of Excluded Assets (as this term is defined below), for an amount such that the aggregate amount of Disposal Net Proceeds (as this term is defined below) relating to such disposals during the Reference Financial Year exceeds an annual excess of EUR 2,000,000 (or the equivalent of this amount in one or more currencies), the Borrower shall make mandatory early repayment of the Capex Loan, in accordance with and subject to the provisions set out in Article 6.6 (Provisions common to repayments), in an amount equal to 100% of the Disposal Net Proceeds relating to Assets over and above the annual excess of EUR 2,000,000 (or the equivalent value of this amount in one or more currencies), subject to the provisions of Paragraph (c) below. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 43 - (b) Mandatory early repayment of the Capex Loan shall apply to the first disposal over and above the excess of EUR 2,000,000 (or the equivalent value of this amount in one or more currencies) referred to above, as well as to any subsequent disposal during the Reference Financial Year. (c) Notwithstanding the above, it is specified that all or part of any Disposal Net Proceeds which are effectively reinvested (or are to be reinvested) for the purpose of replacing the assets sold with fixed assets of a similar nature and/or necessary for the business of the Redwood Perimeter (the “Reallocated Amounts”) shall not give rise to a mandatory early repayment (and shall not be taken into account in the calculation of the aforementioned excess), subject to the Agent being notified, together with the appropriate supporting documents, no later than twelve (12) months following receipt of the Disposal Net Proceeds, of the actual reinvestment or of the firm and irrevocable commitment to make such reinvestment, it being specified that in the latter case, the reinvestment must actually be made within eighteen (18) months following receipt of the Disposal Net Proceeds (the “Reuse Period”). (d) Mandatory early repayment by the Borrower must take place on the first Interest Payment Date following expiry of the Reuse Period. (e) Notwithstanding the provisions of Paragraph (c) above, it is expressly agreed that when part of the Disposal Net Proceeds is subject to an escrow or holdback by the assignee, the part of the Disposal Net Proceeds placed in escrow or held back shall be applied to the early repayment of the Capex Loan, on the later of the following two dates: (x) the first Interest Payment Date following the expiry of the said escrow or the said holdback or (y) the first Interest Payment Date following the expiry of the aforementioned Reuse Period; it being specified that the part of the Disposal Net Proceeds exceeding the excess and initially placed in escrow or held back which is reinvested under the conditions referred to in this Article, at the latest on the later of the two aforementioned dates, shall not give rise to a mandatory early repayment of the Capex Loan. (f) It is expressly agreed that in the event that the Reallocated Amounts (which shall have been the subject of a notification of a firm commitment to reinvest, under the conditions set out in Paragraph (c) above) have not been effectively reinvested at the end of the aforementioned period of eighteen (18) months (the “Non-Reinvested Portion”), the Borrower shall carry out an early repayment of the Outstanding Amounts on the first Interest Payment Date following the expiry of the said period of eighteen (18) months to the extent that the portion of the Non- Reinvested Portion exceeds the difference between (x) EUR 2,000,000 and (y) the sum of the Disposal Net Proceeds received during the same financial year in which the Reallocated Amounts in question were received and which are not Reallocated Amounts. (g) For the purposes of this Article 6.5.3: “Disposals of Excluded Assets” means the disposals of assets referred to in Paragraphs (i) to (vii) of the definition of Authorised Fixed Asset Disposals. Disposal Net Proceeds” means the cash disposal price actually received (including any sum placed in escrow or held back and any cash sum in respect of any repayment of any current account/partner loan in connection with such disposal) by a member of the Redwood Perimeter in respect of such disposal less only, (i) any related charges, taxes and levies (including capital gains tax on disposal) and, if applicable, taxes and levies resulting from the transfer of such sums within the Redwood Perimeter for the purposes of early repayment or reinvestment under the aforesaid conditions (as reasonably determined by the relevant Redwood Perimeter member), (ii) any transaction costs (including the fees of advisors in connection with the disposal) to be borne (or, in the good faith estimate of the relevant Redwood Perimeter member, to be borne) by the disposing party as a direct result of the disposal, (iii) amounts to be repaid to the Disposing Entity in respect of any intra-group indebtedness (unless this amount has been deducted from the Disposal Price and/or otherwise repaid by the purchaser) and (iv) Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 44 - amounts repaid and paid (in principal, interest, fees and costs) by the Redwood Perimeter Disposing Member exclusively in respect of Financial Indebtedness incurred for the purpose of financing the acquisition of the said asset and/or attached to the said asset.

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 45 - 6.5.4 Mandatory early repayment of the Capex Loan in the event of loss (a) In the event that during a given Financial Year (the “Reference Financial Year”) and by exception for the first time in respect of the period running from the Signature Date to 31 December 2024, as a result of one or more losses affecting any of the assets of the Borrower or any other member of the Redwood Perimeter, the amount(s) of Net Insurance Benefits (as this term is defined below) received by the Redwood Perimeter members is/are over and above an annual excess of EUR 500,000 (or the equivalent of this amount in one or more currencies) during the Reference Financial Year, the Borrower shall make mandatory early repayment of the Capex Loan, in accordance with and subject to the provisions set out in Article 6.6 (Provisions common to repayments), up to 100% of the amount of the said Net Insurance Benefits over and above the annual excess of EUR 500,000 (or the equivalent value of this amount in one or more currencies), subject to the provisions of Paragraph (c) below. (b) The mandatory early repayment of the Capex Loan shall apply to the first Net Insurance Benefit received that is over and above the excess of EUR 500,000 (or the equivalent of this amount in one or more currencies) referred to above, as well as to any subsequent Net Insurance Benefit received during the Reference Financial Year. (c) Notwithstanding the above stipulations, it is specified that all or part of any Net Insurance Benefit allocated (or to be allocated) to the replacement or reconstruction of the damaged asset(s) by an asset of a similar nature or necessary to the activities of the Redwood Perimeter or to the fulfilment of any obligation under which the insurance policy in question has been invoked or to the repayment of the member of the Redwood Perimeter in question having borne such expenditure (the “Reinvested Amounts”) shall not give rise to a mandatory early repayment, subject to the Agent being notified no later than twelve (12) months following the receipt of the said Net Insurance Benefit by the relevant Redwood Perimeter Member of the completion of the said reinvestment or of the firm and irrevocable commitment to do so, it being specified that in the latter case, the reinvestment must actually be completed within eighteen (18) months following the receipt of the said proceeds (the “Reuse Period”). (d) Mandatory early repayment by the Borrower must take place on the first Interest Payment Date following expiry of the Reuse Period. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 46 - (e) It is expressly agreed that in the event that the Reinvested Amounts (which shall have been the subject of a notification of a firm commitment to reinvest, under the conditions set out in Paragraph (c) above) have not been effectively reinvested at the end of the aforementioned period of eighteen (18) months (the “Non-Reinvested Portion”), the Borrower shall carry out an early repayment of the Outstanding Amounts on the first Interest Payment Date following the expiry of the said period of eighteen (18) months to the extent that the portion of the Non- Reinvested Portion exceeds the difference between (x) EUR 500,000 and (y) the sum of the Net Insurance Benefits received during the same financial year in which the Reinvested Amounts in question were received and which are not Reinvested Amounts. (f) For the purposes of this Article 6.5.4, “Net Insurance Benefit” means, for each loss giving rise to a right to indemnification, the amount of insurance benefits received by virtue of the invocation of one or more of the relevant insurance policies (excluding Borrower/Key Persons Insurance, business interruption, loss of income or similar insurance and third party liability or damage (or similar) insurance) taken out by any of the Redwood Perimeter members, less (i) the taxes, charges and expenses due in relation to the relevant insurance benefits and, as relevant, the taxes and duties resulting from the transfer of these sums within the Redwood Perimeter for the purpose of early repayment or reinvestment under the aforementioned conditions, (ii) any costs and fees incurred by or on behalf of the Redwood Perimeter member in question for the purpose of recovering the insurance benefits in question and (iii) the sums reimbursed and paid (in principal, interest, costs and fees) exclusively in respect of the financial debt taken out for the purpose of financing the asset which suffered the damage giving rise to indemnification. 6.5.5 Mandatory early repayment of the Capex Loan in the event of payment of benefits in respect of Borrower/Key Persons Insurance (a) In the event of payment of benefits in respect of Borrower/Key Person Insurance, the Borrower must make the mandatory early repayment of the Capex Loan, in accordance with the provisions set out in Article 6.6 (Provisions common to repayments). (b) The early repayment amount shall be equal to the total benefits paid under the relevant Borrower/Key Person Insurance, less (i) the tax charges resulting for the Borrower from the receipt of the said benefits (based on the tax rate in force on the date of receipt of the said sums) and (ii) a fixed excess of EUR 200,000 excluding tax per insured Senior Manager. (c) On the first Interest Payment Date following receipt of benefits under the relevant Borrower/Key Person Insurance, the Agent shall apply to the early repayment of the Capex Loan all sums paid to it by the insurance company or companies under the relevant Borrower/Key Person Insurance or, as the case may be, under the Key Persons Insurance Pledge/Delegation, less the fixed excess of EUR 200,000 exclusive of tax referred to in the preceding Paragraph, which the Agent shall pay to the Borrower within three (3) Business Days of receipt of the said sums. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 47 - (d) In the event that, notwithstanding the creation of the Key Persons Insurance Pledge/Delegation or, as the case may be, notwithstanding the fact that the Agent (acting on behalf of the Lenders) has been designated as the sole accepting beneficiary of the relevant Borrower/Key Person Insurance, the Borrower receives sums directly from the insurance company or companies, the Borrower undertakes to pay such sums (after deduction of the sums referred to in Paragraph (b) above, subject to the relevant supporting documents being provided to the Agent) within three (3) Business Days of their receipt and in full to the Agent on behalf of the Lenders, so that the Agent may allocate them to the mandatory early repayment of the Capex Loan in accordance with the conditions set out above. 6.5.6 Mandatory early repayment of the Capex Loan in the event of Authorised Redwood Distribution (a) In the event that the Borrower makes an Authorised Redwood Distribution in respect of a given Financial Year as from the Financial Year beginning on 1 January 2027, the amount of which is over and above EUR 5,000,000, the Borrower must also make a mandatory early repayment of the Capex Loan, in accordance with the provisions set out in Article 6.6 (Provisions common to repayments), in an amount equal to 100% of the portion of the said Authorised Redwood Distribution exceeding EUR 5,000,000. (b) Mandatory repayment by the Borrower must take place on the payment date of the Authorised Redwood Distribution. 6.5.7 Illegality of the increase of payments (a) Subject to the provisions of Article 10.13 (Mitigation measures), if the performance by the Borrower of its obligations to a Lender under Article 10.1 (Increase of payments) becomes unlawful: (i) the Borrower shall notify the Agent as soon as it becomes aware of the situation; (ii) upon notice from the Agent to the relevant Lender, the relevant Lender’s unused Commitment(s) shall be reduced to zero (0); and (iii) the Borrower shall repay this Lender’s participation in the Drawdowns made available to it under the Capex Loan on the later of the following two dates: (x) the first Interest Payment Date of each Drawdown in progress following the date of the notice referred to in Paragraph (i) above and (y) the date specified by the Borrower, which may not be more than thirty (30) Business Days following the date of receipt of the notice referred to in Paragraph (i) above (and provided that it is not later than the last day of any grace period provided by law). (b) Any repayment of a Lender’s participation shall be irrevocable, with this Lender’s Commitments being reduced to zero (0) on the date of the effective repayment of this Lender’s participation by the Borrower. 6.5.8 Illegality of a Lender’s obligations (a) Subject to the provisions of Article 10.13 (Mitigation measures), if the Lender’s performance of its obligations under this Contract or the release of a Lender’s Commitments under the Drawdowns is or becomes unlawful under the regulations applicable to it: (i) the Lender in question must notify the Agent as soon as it is aware of the situation; Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 48 - (ii) as soon as the Agent has informed the Borrower, each of this Lender’s unused Commitment shall be reduced to zero (0); and (iii) to the extent that the said Lender’s participation has not been assigned in accordance with Paragraph (c) of Article 6.2.2 (Voluntary early repayment of the Capex Loan in the event of application of Article 10), the Borrower shall repay that Lender’s participation in each of the Drawdowns made available to it on the first Interest Payment Date of each Drawdown in progress following the date of the notice referred to in Paragraph (ii) above or, if earlier, on the date specified by the relevant Lender in the notice, provided that such date is not earlier than the last day of any grace period provided by law, which may not be less than five (5) Business Days following the date of receipt of the notice referred to in Paragraph (ii) above. (b) Any repayment of a Lender’s participation shall be irrevocable, with this Lender’s Commitments being reduced to zero (0) on the date of the effective repayment of this Lender’s participation by the Borrower. 6.5.9 Mandatory early repayment provisions Early repayments in the cases anticipated in Article 6.4 (Mandatory early repayments) shall not give rise to any indemnity if they occur on an Interest Payment Date. In the event that an early repayment in one of the aforementioned cases occurs on a date other than an Interest Payment Date, the Borrower shall be liable for the indemnities referred to in Article 10.10 (Cost of Reuse of Funds). 6.6. Provisions common to repayments 6.6.1 Any principal amount repaid on its contractual due date, early or late, shall be accompanied by accrued interest, late payment interest, penalties, indemnities, costs, incidentals and any other sum of any nature whatsoever due by the Borrower under the Contract, and relating to this repayment. 6.6.2 Any voluntary or mandatory early repayment of a Capex Loan Tranche shall be allocated by the Agent pro rata to each Lender’s participation in this Capex Loan Tranche, subject to the provisions of Articles 6.5.7 (Illegality of the increase of payments), 6.5.8 (Illegality of a Lender’s obligations) and 6.2.2 (Voluntary early repayment of the Capex Loan in the event of application of Article 10). 6.6.3 Any amount in principal repaid in respect of a Capex Loan Tranche at its contractual due date or in advance shall definitively reduce, to the extent of the amount so repaid, each Lender’s Commitment in respect of the Capex Loan Tranche in question on the date of this repayment. 6.6.4 Any amount subject to voluntary early repayment of the Capex Loan shall be allocated at the Borrower’s discretion. 6.6.5 Any amount subject to partial mandatory early repayment (other than the partial mandatory repayments referred to in Article 6.5.5 (Mandatory early repayment of the Capex Loan in the event of payment of benefits in respect of Borrower/Key Persons Insurance)) shall be allocated in the following order of priority: (i) early repayment of the Outstanding Amount of Capex Loan Tranche B; then (ii) early repayment of the Outstanding Amount of Capex Loan Tranche A, starting with the most distant maturities; then

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D

(iii) deducting the Available Amount (*pro rata* from Capex Loan Tranche A and from Capex Loan Tranche B) *pro rata* from their respective amounts and reducing the Overall Commitment of the Capex Loan accordingly.

6.6.6 Any amount subject to partial mandatory early repayment under Article 6.5.5 *(Mandatory early repayment of the Capex Loan in the event of payment of benefits in respect of Borrower/Key Persons Insurance*) shall be allocated in the following order of priority:

(i) early repayment of the Outstanding Amount of Capex Loan Tranche B; then

(ii) early repayment of the Outstanding Amount of Capex Loan Tranche A, starting with the closest maturities; then

(iii) deducting the Available Amount (*pro rata* from Capex Loan Tranche A and from Capex Loan Tranche B) *pro rata* from their respective amounts and reducing the Overall Commitment of the Capex Loan accordingly.

6.6.7 Any amount in principal repaid on its contractual due date or in advance under a Capex Loan Tranche may not give rise to a new Drawdown by the Borrower.

6.6.8 The Borrower may only repay all or part of the Drawdowns or terminate/waive all or part of the Commitments on the dates and according to the provisions stipulated in the Contract.

6.6.9 Any termination or waiver of all or part of the Overall Commitment under the Capex Loan shall be final and irrevocable.

6.6.10 In the event of a change in any of the repayment dates of any Capex Loan, for any reason whatsoever, and notably in the event of early repayment of the Outstanding Amount of all or part of the Capex Loan, the Agent shall provide the Borrower and the Lenders with a schedule amended accordingly.

6.6.11 In the event that an early repayment to be made by the Borrower derives from a sum received from one of its Subsidiaries pursuant to Articles 6.5.2, 6.5.3, 6.5.4 and 6.5.6 and if the Borrower's repayment capacity (as defined below) is less than the amount corresponding to an early repayment to be made by the Borrower under the aforementioned Articles (hereinafter an **"Upcoming Early Repayment**"), and does not enable the Borrower, after having duly justified this to the Agent, to satisfy in time all or part of this Upcoming Early Repayment, the balance of this Upcoming Early Repayment shall be postponed to the first Interest Payment Date after the date on which this Upcoming Early Repayment may occur in consideration of the Borrower's ability to repay.

The "**Borrower's repayment capacity**" means the sum:

(i) at the level of the Borrower, of the cash and marketable securities held by the Borrower; and

(ii) at the level of the Borrower's Subsidiaries, the following amounts, multiplied by the Borrower's percentage holding in its relevant Subsidiaries (taking into account each level of holding if the holding is indirect):

(a) the distributable income, net of tax, of the Redwood Perimeter members held by the Borrower for the Reference Year in question;

202720363_1

- 49 -

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D

(b) distributable reserves net of tax and duties (including retained earnings) of the Redwood Perimeter members held by the Borrower that may be distributed to the Borrower in available cash; and

(iii) loans or advances (notably current account loans) granted by the Borrower to its Subsidiaries and repayable in accordance with their terms,

within the limits, as regards the amounts referred to in Paragraphs (ii) and (iii) above, of the cash and marketable securities of the Redwood Perimeter members in question and of the corporate interest of the Subsidiaries in question.

ARTICLE 7 - INTEREST AND LATE PAYMENT INTEREST

7.1. Interests

7.1.1. For each Interest Period of each Drawdown, the outstanding principal amount of the relevant Drawdown shall bear interest at an annual rate equal to the sum of (i) the EURIBOR for the relevant Interest Period and (ii) the Applicable Margin.

7.1.2. Interest shall be payable in arrears on each Interest Payment Date of the relevant Interest Period.

7.1.3. Interest shall be calculated for the exact number of calendar days elapsed and on the basis of a year of three hundred and sixty (360) days.

7.2. Interest Periods

7.2.1. <u>Determination of Interest Periods under the Capex Loan</u>

The Interest Periods in respect of each Capex Loan Tranche shall be determined in accordance with the following provisions:

(i) each Interest Period shall be for a period of three (3) months (or such other period as may be agreed between the Borrower and the Agent, acting on the instructions of the unanimous Lenders) or such other period as may be required to comply with the provisions of the paragraphs below;

as an exception to the above, for any Drawdown subsequent to the first Drawdown under the Capex Loan, the first Interest Period of the relevant Drawdown shall run from the relevant Drawdown Date until the next Interest Payment Date of the other Drawdowns in progress; and

(ii) each Interest Period following the first Interest Period shall begin on the last day of the previous Interest Period, on the understanding that no interest shall be payable by the Borrower twice (2) for the same day in respect of the same Drawdown and/or the same Capex Loan Tranche;

(iii) the last Interest Period in respect of each Capex Loan Tranche shall in any event end on the Final Repayment Date of the Capex Loan Tranche in question; and

(iv) if an Interest Period ends on a date which is not a Business Day, then the provisions of Article 18.4 *(Business Day Agreement)* shall apply.

202720363_1

- 50 -

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D

7.2.2. <u>Determination of the applicable EURIBOR</u>

As soon as practicable after the determination of the applicable EURIBOR for each Interest Period, the Agent shall calculate the interest amount due for this Interest Period and shall promptly notify the Borrower thereof.

7.3. Late payment interest

7.3.1. If the Borrower fails to pay any sum due under the Contract on the due date, the Borrower shall, at the Agent's first request and without the need for formal notice, pay interest, to the extent permitted by law, on the Outstanding Amount from the date on which such sums were due until the date of actual payment, whether before or after a judgment.

7.3.2. Late payment interest is payable at a rate equal to the rate that would have been applicable if the Outstanding Amount had, during the period of non-payment, constituted a Drawdown, plus 2.00% per annum. This rate shall be calculated by the Agent. To this end, the Agent may:

(i) select successive Interest Periods of a duration reasonably determined by the Agent and not exceeding three (3) months; and

(ii) determine the appropriate Rate Determination Date for the Interest Period in question.

7.3.3. Notwithstanding the terms of Article 7.3.2 above, if the Outstanding Amount is the principal amount of a Capex Loan Tranche and this amount is due and payable before the last day of its Interest Period, then:

(i) the first Interest Period applicable in respect of this Outstanding Amount shall be the remaining part of the relevant Interest Period; and

(ii) the rate of late payment interest for this first Interest Period shall be the rate applicable to the Capex Loan Tranche in question plus 2.00% per annum.

After the expiry of the first relevant Interest Period relating to the relevant Outstanding Amount, the rate of late payment interest shall be calculated in accordance with Article 7.3.2 above.

7.3.4. The collection of the late payment interest referred to in Article 7.3.1 above shall under no circumstances constitute a grant of payment deadlines or a waiver of any right whatsoever of the Agent and the Lenders under the Contract.

7.4. Capitalisation

Without prejudice to its payment at any time, all interest due and unpaid for at least one full year shall be capitalised in accordance with article 1343-2 of the French Civil Code.

7.5. Adjustments of Applicable Margins

7.5.1. The Applicable Margins shall, as relevant, be adjusted on the basis of the level of the Redwood R1 Bis Ratio, as indicated in the Certificate delivered to the Agent at the end of each Financial Year, and for the first time on the basis of the Certificate delivered in respect of the Test Date ending on 31 December 2025, and in accordance with the provisions set out in the following table:

202720363_1 - 51 -

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D

Redwood R1 Bis Ratio levels	Capex Loan Tranche A margin	Capex Loan Tranche B margin
Redwood R1 Bis Ratio greater than 2.00x	2.00% per year	2.50% per year
Redwood R1 Bis Ratio less than or equal to 2.00x and greater than 1.50x	1.90% per year	2.40% per year
Redwood R1 Bis Ratio less than or equal to 1.50x	1.80% per year	2.30% per year

7.5.2. Subject to the provisions of Article 7.5.4 below, the downward or upward adjustment of the Applicable Margins shall become effective as from the first day of the Interest Period following the Interest Period during which the Agent has received the Redwood R1 Bis Ratio Certificate, together with the Borrower's annual consolidated accounts, in accordance with Article 12.1.4 *(Ratios and aggregates)*.

The Agent shall then notify the Borrower and the Lenders of the relevant Margins now applicable.

7.5.3. There shall be no limitation on the number of steps that may apply to the downward or upward adjustment of the Margins applicable in application of the provisions of Article 7.5.2 above.

7.5.4. The Applicable Margins shall remain or be immediately fixed at the maximum rate applicable as from the first day following the date of occurrence of an event referred to in Paragraphs (i) or (ii) below:

(i) if the Agent has not been provided with the Certificate within the time limits and under the conditions set out in Article 12.1.4 *(Ratios and aggregates)*; or

(ii) if an Event of Default occurs (including failure to comply with the Redwood R1 Bis Ratio),

on the understanding that, in the event that:

(a) the failure to notify referred to in Paragraph (i) is remedied, the Applicable Margins, determined in accordance with the above provisions, shall apply from the first day following the date on which such notification is made; and

(b) the Agent is informed, upon presentation of documentary evidence, that the Event of Default referred to in Paragraph (ii) has been remedied or that this Event of Default has ceased to exist (or that the Majority of the Lenders has waived its right to invoke this Event of Default), the Applicable Margins, determined in accordance with the above provisions, shall apply from the first day following the date on which it is so determined that this Event of Default has been remedied or that this Event of Default has disappeared or that the Majority of the Lenders has waived its right to rely thereon.

7.5.5. The application of a maximum Margin level, in the cases referred to above, shall under no circumstances constitute a grant of payment deadlines or a waiver of any right whatsoever of the Agent and the Lenders under the Contract, and in particular under the provisions of Article 13.2 *(Consequences of the occurrence of an Event of Default)*.

202720363_1

- 52 -

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 53 - 7.6. Changes to the interest calculation 7.6.1 Unavailability of the Screen Rate (a) Interpolated Screen Rate: If no Screen Rate is available for the EURIBOR for the Interest Period of a Drawdown, the applicable EURIBOR must be the Interpolated Screen Rate for a period equal in duration to the Interest Period of that Drawdown. (b) Reference Bank Rates: If no Screen Rate is available for the EURIBOR for the Interest Period of a Drawdown and it is not possible to calculate the Interpolated Screen Rate, the applicable EURIBOR must be the Reference Bank Rate at 11:30 AM (Paris time) on the Rate Determination Date for a period equal in duration to the Interest Period of that Drawdown. (c) Cost of funds: If paragraph (b). above applies but no Reference Bank Rate is available for the relevant Interest Period, there shall be no EURIBOR for that Drawdown and Article 7.6.4 (Cost of Funds) shall apply to that Drawdown for that Interest Period. 7.6.2 Calculation of the Reference Bank Rate (a) Subject to the provisions of Paragraph (b) below, if the EURIBOR is to be determined on the basis of the Reference Bank Rate but a Reference Bank does not communicate a rate on or around 11:30 AM (Paris time) on the Rate Determination Date, the Reference Bank Rate shall be calculated on the basis of the rates communicated by the other Reference Banks. (b) If, on or about 11:30 AM (Paris time) on the Rate Determination Date, no Reference Bank or only one of the Reference Banks communicates a rate, there shall be no Reference Bank Rate for the Interest Period in question. 7.6.3 Market disruption If prior to the close of business on the Rate Determination Date for the relevant Interest Period, one or more Lenders (whose participations in a Drawdown exceed 35% of this Drawdown) notifies the Agent that the cost of funding its (their) interest in this Drawdown would exceed the Screen Rate, then Article 7.6.4 (Cost of Funds) shall apply to this Drawdown for the relevant Interest Period. 7.6.4 Cost of Funds (a) If this Article 7.6.4 applies, the interest rate applicable to each Lender’s participation in the relevant Drawdown for the relevant Interest Period shall be the annual rate expressed as a percentage, which is the sum of: (i) the Margin; and (ii) the rate notified to the Agent by this Lender as soon as practicable, and in any event no later than five (5) Business Days prior to the date on which interest is due in respect of this Interest Period, as reflecting at an annual rate expressed as a percentage the cost to the relevant Lender of funding its participation in this Drawdown by any means which it may reasonably choose. (b) If this Article 7.6.4 applies and provided that the Agent or the Borrower so requests, the Agent and the Borrower shall enter into negotiations (for a period not exceeding thirty (30) calendar days) with a view to agreeing on an alternative basis for calculating the interest rate. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 54 - (c) Any calculation basis agreed in accordance with Paragraph (b) above shall be binding on all Parties provided that it has been agreed in advance by all Lenders and the Borrower. (d) In the absence of agreement by all the Lenders and the Borrower, the interest rate applicable to the relevant Interest Period shall be the interest rate determined in accordance with Paragraph (a) above of Article 7.6.4. (e) If this Article 7.6.4 applies by virtue of Article 7.6.3 (Market Disruption) and: (i) a Lender’s Financing Rate is lower than the EURIBOR; or (ii) a Lender fails to provide a quotation within the period specified in sub-paragraph (a)(ii) above, the cost to that Lender of financing its participation in the Drawdown for that Interest Period shall be deemed, for the purposes of Paragraph (a) above, to be equal to the EURIBOR. (f) If this Article 7.6.4 applies by virtue of Article 7.6.1 (Unavailability of the Screen Rate) but a Lender does not communicate a rate within the period anticipated in sub-paragraph (a). (ii) above, the interest rate shall be calculated on the basis of the rates communicated by the remaining Lenders, and if no Lender communicates a rate within the period anticipated in sub- paragraph (a). (ii) above, the interest rate shall be calculated on the basis of the last available Screen Rate for the EURIBOR for the relevant Interest Period. 7.6.5 Notification to the Borrower If Article 7.6.4 (Cost of Funds) applies, the Agent shall notify the Borrower as soon as possible. ARTICLE 8 - OVERALL EFFECTIVE RATE 8.1 The Parties expressly acknowledge that, due to the specific features of the provisions of the Contract and notably the fact that interest is fixed on the basis of a variable rate, it is impossible on the Signature Date to determine the overall effective rate applicable to the Capex Loan in accordance with the provisions of article L.313-4 of the French Monetary and Financial Code and articles L.314-1 et seq. of the French Consumer Code. 8.2 However, the Borrower acknowledges having received a letter from the Agent indicating an indicative overall effective rate notably based on examples of period rates and period lengths for each Capex Loan Tranche. The Parties expressly acknowledge that this letter forms an integral part of this Contract. ARTICLE 9 - COMMISSIONS 9.1. Agent’s commission The Borrower undertakes to pay to the Agent, for its own account, an annual agent’s commission, the amount and terms of payment of which shall be agreed by separate letter between the Agent and the Borrower. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 55 - 9.2. Commissions of the ESG Coordinator and ESG Agent Subject to the signature of the ESG Criteria Amendment, the Borrower undertakes to pay to the ESG Coordinator and the ESG Agent, for their own account, a coordination and agent commission in respect of the ESG Criteria, the amount and terms of payment of which shall be agreed by separate letter between the ESG Coordinator, the ESG Agent and the Borrower. 9.3. Arrangement commission The Borrower undertakes to pay to the Agent, in the name and on behalf of the Mandated Arranger, on the Signature Date, an arrangement commission, the amount and terms of payment of which shall be agreed by separate letter. 9.4. Participation commission The Borrower undertakes to pay to the Agent, in the name and on behalf of the Lenders, a participation commission equal to 1.00% of the Commitments of each Lender under the Capex Loan. This commission shall be payable in a single instalment on the Signature Date. 9.5. Non-use commission 9.5.1 The Borrower undertakes to pay to the Agent in the name and on behalf of the Lenders participating in the Capex Loan, during the Availability Period, an annual non-use commission in respect of the Capex Loan, calculated pro rata temporis at an annual rate equal to 30% of the Margin applicable to the relevant Capex Loan Tranche on the share of the Available Amount relating to the relevant Capex Loan Tranche. 9.5.2 This commission shall be payable for the first time on 12 February 2025, then quarterly in arrears on the last day of each successive period of three (3) months, on the last day of the Availability Period and, in the event that a Lender’s Commitment under the Capex Loan is terminated in full, on the effective date of this termination (for the part of this commission relating to that Lender’s Commitment un the Capex Loan). 9.5.3 It is agreed that any change to the applicable Capex Loan Margin in application of the provisions of Article 7.5 (Adjustments of Applicable Margins) shall take effect for the calculation of the said annual non-use commission: (i) the first (1st) day of the quarterly period following that in which the Agent receives the Redwood R1 Bis Ratio Certificate, together with the Borrower’s annual consolidated accounts, in accordance with Article 12.1.4 (Ratios and aggregates); and (ii) in the event of an Event of Default, on the first (1st) day following the date of occurrence of the said Event of Default. 9.5.4 This commission shall be calculated on the basis of a year of three hundred and sixty (360) days. This commission shall be allocated between each Lender in proportion to their Commitments under the Capex Loan. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 56 - ARTICLE 10 - ADDITIONAL PAYMENT OBLIGATIONS In the Contract: “Tax Credit” means a credit, exemption, rebate or refund of Tax. “Treaty State” means a state that has signed a double taxation treaty with France (the “Tax Treaty”), which provides for total exemption from French tax on interest payments. “Tax Payment” means an increased payment made by an Obligee to a Finance Party in accordance with the provisions of Article 10.1 (Increase of payments), or a payment made in accordance with the provisions of Article 10.2 (Indemnification of tax risk). “Protected Party” means a Finance Party liable to pay Tax in respect of a payment which it has received or is due to receive (or which a tax authority considers to have been or to be received) under any of the Senior Financial Documents. “Tax Treaty Lender” means a Lender that: (i) is a resident of the Treaty State within the meaning of the Tax Treaty; (ii) does not carry on business in France through a permanent establishment to which the Lender’s participation in the Capex Loan is effectively linked; (iii) acts from a Credit Agency located in the state in which it is established; and (iv) fulfils all of the other conditions that must be fulfilled under the Tax Treaty by residents of the Treaty State in order for residents of that State to be exempt from tax levied on interest by France, subject to the completion of all necessary formalities. “Eligible Lender” means a Lender that: (i) meets the conditions imposed by French law for an interest payment not to be subject to withholding tax or, as relevant, to be exempt from Withholding Tax; or (ii) is a Tax Treaty Lender. “Withholding Tax” means a deduction or withholding on account of Tax, applicable to a payment under the Senior Financial Documents, other than a FATCA Withholding Tax. Unless otherwise stated, a reference in this Article to “determines” or “has determined” means a person’s estimate as determined in the absolute discretion of the latter. 10.1. Increase of payments 10.1.1. Each Obligee shall make all payments under the Senior Financial Documents net of any Withholding Tax, unless a Withholding Tax is imposed by law. 10.1.2. As soon as it becomes aware of its obligation to make a Withholding Tax or of a change in the rate or basis of assessment of a Withholding Tax, the Obligee in question shall inform the Agent. In the same way, a Lender shall inform the Agent, as soon as it is aware of it, of any Withholding Tax applicable to a payment to which it is entitled. Upon receipt of this information by a Lender, the Agent shall so inform the Obligee in question. 10.1.3. If a Withholding Tax has to be made by an Obligee, the amount of its payment must be increased to an amount equal, after deduction of the Withholding Tax, to the amount for which it would have been liable if the payment had not been subject to a Withholding Tax.

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 57 - 10.1.4. A payment shall not be increased in application of Article 10.1.3 above by reason of a Withholding Tax in respect of a Tax levied by France, if on the date on which such payment becomes due: (i) the payment could have been made to the relevant Lender without the Withholding Tax if it were an Eligible Lender but at that date this Lender is not or is no longer an Eligible Lender for any reason other than a change, occurring after it became a Lender under the Contract, in the law or a tax treaty (or in the interpretation or application thereof) or in a practice or tolerance published by a competent tax authority; or (ii) the Lender in question is a Tax Treaty Lender and the Obligee in question is able to demonstrate that the payment could have been made without Withholding Tax if the Lender had fulfilled its obligations under Article 10.1.7 below; it being specified that the exclusion referred to in sub-paragraph (i) above in the event of a change occurring after the date on which a Lender became a Lender under the Contract shall not apply in the event of a Withholding Tax in respect of a Tax levied by France on a payment made to a Lender, if this Withholding Tax is due solely because this payment is made to an account opened in the name of or on behalf of this Lender in a financial institution located in a Non-Cooperative State or Territory. 10.1.5. Each Obligee must make the Withholdings to which its payments are subject and pay the corresponding amount to the competent tax authority, within the legal time limits and subject to the minimum requirements of the law. 10.1.6. No later than thirty (30) days after having made a Withholding Tax payment or paid the corresponding amount to the competent tax authority and fulfilled its reporting obligations, the relevant Obligee shall send to the Agent, on behalf of the relevant Finance Party, the evidence enabling the latter to reasonably conclude that the Withholding Tax payment has been made or, as the case may be, that the corresponding payment has been duly made to the competent tax authority. 10.1.7. A Tax Treaty Lender and the Borrower shall cooperate in completing the formalities to enable the Borrower to make such payment without Withholding Tax. 10.2. Indemnification of tax risk 10.2.1. The relevant Obligee shall pay to the Protected Party, within three (3) Business Days following the request made by the Agent, accompanied by appropriate supporting documents, a sum equal, as determined by the Protected Party, to the loss that it has suffered (directly or indirectly) under one of the Senior Financial Documents as a result of a Tax, or to the amount of the Tax that it must pay under one of the Senior Financial Documents. 10.2.2. Article 10.2.1 above shall not apply when: (i) the Tax is borne by a Finance Party: (a) under the laws of the country in which it has its registered office or, if different, the country or countries in which it is treated as resident under tax law; or (b) in respect of a payment that it receives or shall have to receive in the country of its Credit Agency, in application of the legislation of that country; Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 58 - provided that such tax is based on or calculated by reference to the net income actually received or to be received by it (excluding any income that it is merely deemed to have received or to be due to receive); or (ii) to the extent that the loss or its liability to pay the Tax: (a) is set off by an increased payment in accordance with Article 10.1 (Increase of payments) or a payment under Article 10.4 (Registration duties) or Article 10.5 (Value added tax); or (b) should have been set off by an increased payment in accordance with Article 10.1 (Increase of payments) but was not set off solely because of one of the exceptions referred to in Article 10.1.4; (c) should have been set off in accordance with Article 10.4 (Registration duties) or Article 10.5 (Value added tax) but was not set off solely because of one of the exceptions anticipated in those Articles; or (d) relates to a FATCA Withholding Tax to be carried out by a Party. 10.2.3. A Protected Party that avails itself of, or intends to avail itself of, the provisions of Article 10.2.1 above, must inform the Agent as soon as possible of the cause of the claim (accompanied by any supporting documents). The Agent shall then inform the Obligees. 10.2.4. Upon receipt of a payment by an Obligee in accordance with the provisions of this Article 10.2 (Indemnification of tax risk), the Protected Party shall so inform the Agent. 10.3. Tax credit 10.3.1. If an Obligee makes a Payment on account of Tax and the relevant Finance Party determines: (i) that this payment gives rise to a Tax Credit in respect of an increased payment of which this Payment on account of Tax forms part, in respect of this Payment on account of Tax or in respect of a Withholding Tax as a consequence of which this Payment on account of Tax was required; and (ii) that it has obtained this tax credit and used it; the Finance Party shall pay to the relevant Obligee an amount such that, according to its own determination, its position after Taxation shall be identical to that in which it would have been had the relevant Obligee not been required to make the Payment in respect of Taxation. 10.3.2. Nothing in a Senior Financial Document shall require a Finance Party to reorganise its affairs for tax purposes or to disclose any information relating to its affairs for tax purposes (subject to the mandatory provisions of applicable law). Without prejudice to the generality of the above, the Obligees shall not be deemed to benefit from any right of investigation in relation to the tax affairs of a Finance Party, with the exception of information that a Lender may reasonably be required to provide to an Obligee at its request, in relation to its right to the refund of any Tax Credit under the conditions set out in this Article 10.3 (Tax Credit). Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 59 - 10.4. Registration duties The Borrower shall pay any stamp or registration duties and similar taxes to which the Senior Financial Documents may be subject and shall, within three (3) Business Days of a Finance Party’s request, indemnify the Finance Party against any cost, loss or liability in respect of these duties or taxes. 10.5. Value Added Tax 10.5.1. All amounts to be paid to a Finance Party by another Party under the terms of a Senior Financial Document and which (in whole or in part) constitute consideration for a service subject to VAT, shall be deemed to be exclusive of the VAT chargeable in respect of that service. Therefore, subject to Article 10.5.2 below, if a service provided under a Senior Financial Document by a Finance Party to another Party is subject to VAT and that Finance Party is required to pay VAT to the relevant tax authorities, that Party shall, at the same time as it pays the price for the service, also pay to the Finance Party an amount corresponding to the VAT due (and that Finance Party shall promptly provide that Party with an invoice showing the VAT). 10.5.2. If a service provided by one Finance Party (the “Service Provider”) to another Finance Party (the “Beneficiary”) pursuant to a Senior Financial Document is subject to or becomes subject to VAT, and a Party other than the Beneficiary (the “Relevant Party”) is required under the terms of a Senior Financial Document to pay the price of the service to the Service Provider (instead of reimbursing or indemnifying the Beneficiary): (i) (in the event that the Service Provider is the person liable to pay VAT to the relevant tax authorities) the Relevant Party shall, in addition to and at the same time as it pays this price, pay to the Service Provider an additional amount corresponding to this VAT. The Beneficiary shall pay (if this Paragraph (i) applies) as soon as possible to the Relevant Party an amount equal to any credit or refund which that Beneficiary receives from the relevant tax authorities and which the Beneficiary reasonably considers to relate to the VAT payable in respect of that service; and (ii) (when the Beneficiary is the person liable to pay VAT to the relevant tax authorities) the Relevant Party shall, as soon as reasonably practicable following the Beneficiary’s request to that effect, pay to the Beneficiary an amount equal to the VAT due in respect of that service but subject to the Beneficiary reasonably believing that it is not entitled to a credit or refund in respect of that VAT from the relevant tax authorities. 10.5.3. When a Senior Financial Document provides that a Party shall reimburse or indemnify a Finance Party in respect of costs and expenses, this Party shall reimburse or indemnify (as the case may be) this Finance Party in respect of these costs or expenses, including the VAT component thereof, unless the Finance Party reasonably believes that it is entitled to recover such VAT from the relevant tax authorities by way of set-off or refund. 10.5.4. In connection with any service provided by a Finance Party to another Party under a Senior Financial Document, this Party shall, as soon as reasonably practicable and upon reasonable request by this Finance Party, provide this Finance Party with its VAT number and any other information reasonably requested in connection with the said Finance Party’s VAT reporting obligations in respect of this service. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 60 - 10.6. Additional costs 10.6.1. Subject to the provisions of Article 10.6.3 below, the Borrower shall, within three (3) Business Days of the Agent’s request (accompanied by appropriate supporting documents), pay to the Agent, on behalf of any Finance Party, the Additional Costs incurred by it or any of its Affiliates as a result of: (i) the entry into force of or modification to a law or regulation, or a change in the interpretation or application of a law or regulation after the Signature Date (or for any Finance Party that becomes a Finance Party after the Signature Date, after the date on which it becomes a Finance Party); or (ii) compliance with a law or regulation that comes into force after the Signature Date (or for any Finance Party that becomes a Finance Party after the Signature Date, after the date on which it becomes a Finance Party); or (iii) the transposition, implementation of or compliance with Basel III, including CRD IV (whether such transposition, implementation or compliance is made by a government, regulatory authority, Finance Party or any of its Affiliates), provided that any additional costs resulting from this Lender’s implementation of or compliance with all or part of Basel III (including CRD IV) have not already been in force on the Signature Date or, in the case of an Assignee Lender, on the Assignment Date. “Additional Costs” means: (i) any reduction for a Finance Party (or one of its Affiliates) in the net return that it receives from the Capex Loan or in the net return on its capital; (ii) any additional costs; or (iii) any reduction of an amount due under a Senior Financial Document, incurred or borne by a Finance Party or one of its Affiliates as a result of its Commitment or the financing of its participation or the performance of its obligations under a Senior Financial Document, and provided that the nature and amount of the resulting Additional Costs were not already known to the Finance Party in question on the Signature Date or on the date on which it became a Finance Party. “Basel III” means: (i) agreements on capital requirements, leverage and liquidity standards under Basel III: A global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” et “Guidance for national authorities operating the countercyclical capital buffer”, published in December 2010 by the Basel Committee on Banking Supervision, as amended, supplemented or reiterated; and/or (ii) the rules for large systemically important banks set out in “Global systematically important banks: assessment methodology and the additional loss absorbency requirement - Rules text” published in November 2011 by the Basel Committee on Banking Supervision, as amended, supplemented or reiterated; and/or

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 61 - (iii) any other guidelines or requirements relating to “Basel III” published by the Basel Committee on Banking Supervision; and/or (iv) any law or regulation that implements the proposals and agreements mentioned above. “CRD IV” means: (i) regulation (EU) n° 575/2013 of 26 June 2013 on prudential requirements for credit institutions and investment firms; and/or (ii) directive 2013/36/EU of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, as transposed by Order n°2014-158 of 20 February 2014 containing various provisions adapting legislation to European Union law in the financial field. 10.6.2. Claims (a) Any Finance Party wishing to avail itself of the provisions of Article 10.6 (Additional Costs) shall inform the Agent of the cause of the claim. The Agent shall notify the Borrower as soon as possible and shall provide the certificate referred to in the Paragraph below. (b) As soon as possible following the Agent’s request, each Finance Party shall provide the Agent with a certificate, accompanied by appropriate supporting documents, confirming the amount of its Additional Costs, without the Finance Party in question being obliged to disclose information of a confidential nature, notably concerning its internal organisation or financing strategy or its prudential rules. 10.6.3. Exceptions The provisions of Article 10.6.1 above shall not apply to the extent that the Additional Costs: (i) would result from a Withholding Tax imposed by law on an Obligee; (ii) would relate to a FATCA Withholding Tax to be made by a Party; (iii) would be subject to indemnification in accordance with the provisions of Article 10.2 (Indemnification of tax risk) (or would have been subject to this indemnification if one of the exclusions mentioned in Article 10.2.2. had not applied); or (iv) result from an intentional failure by the Finance Party in question or its Affiliates to comply with the applicable regulations; 10.7. FATCA information 10.7.1. Subject to the provisions of Article 10.7.3 below, each Party shall, within ten (10) Business Days of a reasonable request by another Party: (i) confirm to that other Party whether: (i) it is a FATCA Exempt Party; or (ii) it is not a FATCA Exempt Party; (ii) provide this other Party with all forms, documents and other information relating to its FATCA status as this other Party may reasonably request so that it may itself comply with its FATCA obligations; Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 62 - (iii) provide that other Party with all forms, documents and other information relating to its status as that other Party may reasonably request so that it may itself meet its obligations under any other law, regulation or information exchange system. 10.7.2. If a Party confirms to another Party that it is a FATCA Exempt Party in accordance with Paragraph (i) of Article 10.7.1 above and subsequently learns that it is not or has ceased to be a FATCA Exempt Party, this Party shall promptly so inform the other Party. 10.7.3. Article 10.7.1 above does not require any Finance Party to do anything, and Paragraph (iii) of Article 10.7.1 above does not require any other Party to do anything, which it considers would or might reasonably be expected to breach: (i) a law or regulation; (ii) a fiduciary obligation; or (iii) a duty of confidentiality. 10.7.4. If a Party has not confirmed whether or not it is a FATCA Exempt Party or has not provided the forms, documents or other information required pursuant to Paragraph (i) or (ii) of Article 10.7.1 (including when Article 10.7.3 above applies), this Party shall be treated for the purposes of the Senior Financial Documents (and payments made thereunder) as not being a FATCA Exempt Party until this Party provides the required confirmations, forms, documents and other information. 10.7.5. If a Party becomes aware that it is not, or has ceased to be, a FATCA Exempt Party, this Party shall promptly so notify the Agent that shall notify the Obligees and the other Finance Parties. 10.8. FATCA Withholding Tax 10.8.1. Each Party may carry out any FATCA Withholding Tax that it is required of it under FATCA and any payment required in connection with the said FATCA Withholding Tax, and neither Party shall be required to increase any payment in respect of which it makes a FATCA Withholding Tax or otherwise compensate the payment beneficiary for this FATCA Withholding Tax. 10.8.2. Each Party shall promptly, upon becoming aware of its obligation to carry out FATCA Withholding Tax (or that there is a change in the rate or basis of the FATCA Withholding Tax), notify the Party for the benefit of which it is making the payment, as well as the Obligees and the Agent, and the Agent shall notify the other Finance Parties. 10.9. Confirmation of the tax status of Lenders 10.9.1. Each Lender, upon becoming a Party to this Contract after the Signature Date, shall state in the Deed of Assignment, which it signs upon becoming a Party, that it: (i) is an Eligible Lender (other than a Tax Treaty Lender); or (ii) is a Tax Treaty Lender; or (iii) is not an Eligible Lender. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 63 - If a Lender fails to indicate its status pursuant to this Article 10.9.1, this Lender shall be treated for the purposes of the Contract (including by the Obligees) as if it were not an Eligible Lender until such time as it notifies the Agent of the status applicable to it (and the Agent, upon receipt of this notification, shall so notify the Obligees). It is specified that the Deed of Assignment shall not be invalidated by a breach by the Lender under this Article 10.9.1. 10.9.2. This Lender must also specify, in the Deed of Assignment that it signs upon becoming a Party, whether it is incorporated or whether it acts through a Credit Agency located in a Non- Cooperative State or Territory. It is specified that the Deed of Assignment shall not be invalidated by a breach by the Lender under this Article 10.9.2. 10.10. Cost of Reuse of Funds 10.10.1 Within five (5) Business Days of the Agent’s request (accompanied by the certificate referred to below), the Borrower must pay to the Agent, on behalf of the Lender(s) in question, any Cost of Reuse of Funds resulting from the repayment of all or part of the Outstanding Amount or the settlement of an Outstanding Amount on a date other than an Interest Payment Date corresponding to a relevant Drawdown. 10.10.2 Each Lender in question shall provide the Agent with a statement of the amount of the costs incurred by it in respect of the Interest Period in question, without the Finance Party in question being required to disclose information of a confidential nature, notably concerning its internal organisation or financing strategy or its prudential rules. 10.11. Other indemnities 10.11.1. The Borrower shall, within five (5) Business Days of the Agent’s request (accompanied by appropriate supporting documents), indemnify each Finance Party against all its reasonable costs, expenses and losses (excluding any loss of profit), and hold it harmless against any liability, incurred as a result of: (i) the occurrence of an Event of Default; (ii) failure by the Borrower to pay any amount due under the Senior Financial Documents on the due date; (iii) the Drawdowns (or part of the Drawdowns) having not been repaid, notwithstanding a notice of repayment sent to the Agent by the Borrower; or (iv) a Drawdown under a Capex Loan Tranche not being made available to the Borrower as a result of the non-fulfilment of one of the conditions precedent referred to in Article 4 (Conditions precedent). 10.11.2. The Borrower shall promptly indemnify the Agent against all reasonable costs and losses (other than any loss of profit) incurred by the latter in the performance of its duties and shall hold the Agent harmless against any liability incurred by the Agent as a result of any action taken by the Agent in reliance on any notice, request or instruction which the Borrower assumed to be genuine, accurate and duly authorised, or in reliance on any such notice, request or instruction, when such notice, request or instruction proved not to be genuine, accurate and duly authorised, request or instruction which the Agent assumed to be genuine, accurate and duly authorised, or in reliance thereon, when such notification, request or instruction was found not to be genuine, accurate or duly authorised, by reason of an Obligee or any other Group member. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 64 - 10.12. Costs 10.12.1. Costs related to Senior Financial Documents Upon presentation by the Agent of the appropriate supporting documents, the Borrower shall bear the costs and expenses of the lawyers of the Agent and the Lenders up to the amount previously agreed with the Borrower, as well as taxes, relating to the negotiation, drafting and signing of the Senior Financial Documents and all other deeds and documents relating thereto. 10.12.2. Costs related to amendments Upon presentation by the Agent of appropriate supporting documents, the Borrower shall bear all costs, duties, emoluments or fees (including any amendment commission that may be payable to the Lenders and reasonable legal fees and expenses of the Agent and the Lenders as agreed in advance between the Lenders and the Borrower), as well as taxes, relating to the negotiation, drafting and execution of any amendment to the Senior Financial Documents. 10.12.3. Costs related to the exercise or preservation of a right The Borrower shall, within five (5) Business Days of the Agent’s request (accompanied by appropriate supporting documents), indemnify each Finance Party against all costs, expenses and losses (other than any loss of profit), and hold it harmless against any liability, incurred as a result of actions taken for the protection, preservation and exercise of the rights of the Agent and the Lenders arising from the Senior Financial Documents, including all costs and expenses (including reasonable and justifiable attorneys’ fees and expenses) and all procedural and recovery costs relating thereto. 10.13. Mitigation measures 10.13.1. Mitigation (a) Each Finance Party, after consultation with the Borrower, shall take reasonable steps to mitigate the effect of any event which may result in an amount becoming due and payable pursuant to Article 10.1 (Increase of payments), Article 10.2 (Indemnification of tax risk), Article 10.6 (Additional Costs) or the termination of a Commitment pursuant to Article 6.5.7 (Illegality of the increase of payments) or Article 6.5.8 (Illegality of a Lender’s obligations) or the non- deductibility of an amount due under a Senior Financial Document by an Obligee from the taxable profit of this Obligee for French tax purposes, when such amount is (i) paid or due to a Finance Party incorporated, domiciled, established or acting through a Credit Agency located in a Non-Cooperative State or Territory or (ii) paid into an account opened in the name of or on behalf of this Finance Party in a financial institution located in a Non-Cooperative State or Territory; such measures may include the assignment of its rights and obligations under the Senior Financial Documents to an Affiliate or another Credit Agency. (b) The provisions of Paragraph (a) above shall in no way affect the obligations of the Obligees under the Senior Financial Documents. 10.13.2. Limitation of liability (a) The Borrower shall promptly indemnify each Finance Party against all costs and expenses reasonably incurred by taking the steps required by Article 10.13.1. (Mitigation).

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 65 - (b) A Finance Party shall not be required, pursuant to Article 10.13.1 (Mitigation), to take any action which it reasonably considers may be prejudicial to it. ARTICLE 11 - REPRESENTATIONS AND WARRANTIES The Obligees, each insofar as it is concerned and insofar as the other Group members which are its Subsidiaries are concerned, represent and warrant the following to the Agent and to each of the Lenders, it being specified that: (i) these representations and warranties are made as on the Signature Date; (ii) the Obligees do not make any representations or warranties in respect of Group members which are their parent companies (direct or indirect) or are not one of their Subsidiaries (direct or indirect); and (iii) these representations and warranties shall be deemed to be reiterated by the Obligees, each insofar as it is concerned and insofar as the other Group members which are its Subsidiaries are concerned, on each Drawdown Date and on the first day of each Interest Period, with the exception of: (a) Non-Reiterated Representations made on the Signature Date only; and (b) the representation referred to in Article 11.17.2 (Information Accuracy) which shall be made on the date on which the documents and information are delivered to the Agent and shall cease to be made once such information and documents have been delivered. 11.1 Constitution - Existence 11.1.1. The Obligees and the other Group members are commercial companies with limited liability. 11.1.2. The Obligees and the other Group members are validly constituted under the laws applicable to them, validly exist and have full capacity to enjoy and exercise their rights and to carry on the activities currently performed by them, subject to the Authorised Mergers. 11.2 Capacity and powers 11.2.1. The Obligees and the Redwood Perimeter members have the capacity to sign the Senior Financial Documents to which they are party and to fulfil the obligations arising therefrom for them. 11.2.2. The signatories of the Senior Financial Documents on behalf of the Obligees and the Redwood Perimeter members are duly authorised for this purpose. 11.3 Authorisations Subject to the Legal Reservations and the Formalities, all Authorisations (including any corporate authorisations) necessary for the Obligees and the Redwood Perimeter members to be able to sign the Senior Financial Documents to which they are party, exercise the rights and perform the obligations arising therefrom, have been validly obtained and are in force (or shall be in force within the required timeframe). Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 66 - 11.4 Validity of commitments Subject to the Legal Reservations and the Formalities, the commitments of the Obligees and the Redwood Perimeter members under the Senior Financial Documents to which they are party constitute commitments that comply with the applicable laws and regulations, that are valid and enforceable against the Obligees and the Redwood Perimeter members that are party thereto in accordance with their terms. 11.5 Absence of conflict The execution of the Senior Financial Documents to which the Obligees and the Redwood Perimeter members are party and the performance of the obligations arising therefrom for them do not contravene (i) any provision of their articles of association or any other constitutive document, (ii) any material terms of any material contract or agreement to which they are bound or to which the Obligees and the Redwood Perimeter members are bound or which would apply to any of their assets necessary for the pursuit of its business, (iii) any material provisions of any laws or regulations, authorisations or judgements applicable to them. 11.6 Equal rank The obligations of the Borrower under the Senior Financial Documents are unconditional and (to the extent that such obligations do not benefit from any particular priority under any Security Interest created and/or granted under the Security Interest Documents and the Subordination Agreement) constitute obligations ranking at least pari passu with all of its other present or future debts, borrowings, guarantees and other unsubordinated obligations, except for statutory liens. 11.7 Absence of Litigation 11.7.1 With the exception of the disputes listed in Appendix 10 (List of disputes on the Signature Date), there is no dispute (materialised by the receipt of a written request) before an administrative or judicial court or arbitration tribunal or a national or supra-national authority at Group level for which it is reasonable for the Obligees to envisage (taking into account the arguments put forward in good faith by the Group member in question) that the outcome shall be unfavourable for the Group member in question and shall result in a disbursement for the Group (after justified deduction of the portion of the amount covered with certainty by an insurance policy), a single or aggregate amount in excess of EUR 100,000 (or its equivalent in one or more currencies). 11.7.2 No legal, tax, administrative or arbitration proceedings or actions have been notified in writing against any Obligee or any other Group member or, to the knowledge of the Obligees (and in this case evidenced by the receipt of a written request), is about to be instituted or commenced against them or any other Group member, (i) which would be of such a nature as to prevent or prohibit the execution or performance of a Senior Financial Document or the creation or enforcement of the Security Interests or (ii) which would constitute, if the outcome were unfavourable, an Significant Adverse Event. 11.8 Event of Default - Potential Event of Default 11.8.1 No Event of Default has occurred and is continuing. 11.8.2 No Potential Event of Default has occurred (which has not been brought to the attention of the Agent). Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 67 - 11.9 Significant Adverse Event No Significant Adverse Event has occurred since the end of the last financial year. 11.10 Absence of Withholding Tax - Registration and stamp duties 11.10.1 None of the payments made or to be made to an Eligible Lender by the Borrower under the Senior Financial Documents shall be subject to any deduction or Withholding Tax (as such term is defined in Article). 11.10.2 The law of the country in which the registered office of the Obligees is located does not require the filing, registration or publication of the Senior Financial Documents with any court or authority whatsoever or the levying of any stamp duty, registration duty or similar tax on the Senior Financial Documents or in respect of the operations referred to therein. 11.11 Accounting documents All financial statements and accounting documents relating to the Obligees and the other Group members (including the consolidated accounts and the corporate accounts of the Obligees and the other Group members) delivered to the Agent, in accordance with the provisions applicable to Article 12.1 Information commitments): (i) have been prepared in accordance with the Applicable Accounting Principles; and (ii) give, in accordance with the Applicable Accounting Principles, a true and fair view of the accounting and financial position of the Obligees and other Group members during the financial year or period to which they relate. 11.12 Taxes and other charges 11.12.1 The taxes, duties, social security contributions and similar charges due by the Obligees and the other Group members have been duly declared and paid, within the prescribed deadlines, to the relevant tax authorities and social security bodies, in accordance with the applicable tax and social security regulations, with the exception of (i) any minor default resulting from an administrative error or technical difficulty committed in good faith and which is rectified as soon as the Group member in question becomes aware of it and in any event within the time limits imposed by the authorities and (ii) taxes, fiscal duties, social security contributions and similar charges claimed by the administration, the payment of which is contested in good faith in accordance with the appropriate procedures or for which the Obligee or the Group member in question has obtained from the administration or authority in question a suspension or a deferment of payment, subject to the submission to the Agent, at the first request of the latter, of all reasonable supporting documents relating to the said contestation, the said suspension or the said deferment of payment. 11.12.2 No claim or reassessment by the tax authorities or social security bodies for a unitary or aggregate amount in excess of EUR 500,000 (the equivalent value of this amount in one or more currencies) is pending against an Obligee or another Group member, with the exception of taxes, fiscal duties, social security contributions and similar charges claimed by the authorities, the payment of which is disputed in good faith in accordance with the appropriate procedures, subject to the submission to the Agent of reasonable supporting documents relating to this dispute. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 68 - 11.13 Insurance The Group members have taken out and maintain in force insurance policies with leading insurance companies for amounts and cover of risks and liabilities (including business interruption, except for any Group member acting as a holding company) in accordance with generally accepted practices in the Business Field, and there are no defaults on the payment of premiums relating to the insurance policies taken out. 11.14 Authorisations for Activities 11.14.1 All authorisations, licences or approvals necessary and significant in relation to their activities to enable the Obligees and the other Group members to conduct their respective activities in the Business Field have been obtained and remain in force. 11.14.2 There are no circumstances known to the Obligees under which these Authorisations, licences and approvals could be retracted or adversely modified in whole or in part. 11.15 Activities The Group members (other than those operating as holding companies) carry out their activities in the Business Field. 11.16 Compliance with Laws The Obligees and the other Group members shall comply with the provisions of the laws and regulations applicable to them (and in particular those relating to the environment, labour law, health and safety), except for minor breaches, and notably those governing the performance of their activities, as well as with any injunction issued by the competent authorities. 11.17 Information Accuracy 11.17.1 The documents, other than those referred to in Article 11.11 (Accounting Documents), Article 11.18 (Business Plan) and Article 11.26 (Structure Memorandum), delivered to the Agent, the Mandated Arranger and the Lenders, and the factual information communicated to the Agent, the Mandated Arranger and the Lenders by the Obligees, with a view to obtaining the Capex Loan are, on the date on which they were delivered or, as the case may be, on the date to which they would relate, accurate and up to date (except in the case of a non-material inaccuracy or omission). 11.17.2 Documents (and notably those containing accounting and financial information), other than those referred to in Article 11.11 (Accounting Documents), Article 11.18 (Business Plan) and Article 11.26 (Structure Memorandum), delivered to the Agent and the Lenders and the factual information communicated to the Agent and the Lenders pursuant to the Senior Financial Documents, are, as at the date on which they are delivered or, as the case may be, the date to which they relate, accurate and up to date (except in the case of a minor inaccuracy or omission). 11.18 Business Plan The facts, assumptions, information, particulars and projections contained in the Business Plan are true and accurate and have been prepared in good faith on a basis which the Obligees consider to be reasonable as at the date of preparation of the Business Plan and, to the knowledge of the Obligees, no event has occurred since the date of preparation of the Business Plan which materially adversely affects these facts, assumptions, information, details or projections in a material adverse way and which would require the Business Plan to be revised in a material way or which could reasonably be expected to render the Business Plan untrue, incorrect or incomplete in a material respect (subject to any uncertainty or unforeseeability inherent in any financial projection).

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 69 - 11.19 Collective proceedings - Insolvency No Obligee, nor any other Group member, is subject to any of the procedures or measures referred to in Article 13.1.7 (Insolvency) or Article 13.1.8 (Collective proceedings), subject to Authorised Mergers. 11.20 Borrowings - Security Interests - Off-balance sheet commitments 11.20.1 The Obligees and the other Group members have no Financial Indebtedness other than Authorised Financial Indebtedness. 11.20.2 The Obligees and the other Group members have not granted, and do not maintain, any Real Security Interest, any Personal Security Interest or any off-balance sheet commitments, other than those authorised under the Personal Security Interests and Authorised Off-Balance Sheet Commitments and the Authorised Real Security Interests. 11.21 Capital and holdings of Obligees and other Group members 11.21.1 The share capital of the Obligees and the Pledged Subsidiaries is fully subscribed and paid up. 11.21.2 There is no option to subscribe for shares of the Borrower or for financial securities giving direct or indirect access to its share capital (or, more generally, any commitment, arrangement or agreement giving a third party access to the Borrower’s share capital), with the exception of the issue of securities by the Borrower resulting from the 2024 Capital Increases and the 2025 Capital Increases in Cash. 11.22 Intellectual property rights 11.22.1 The Obligees and the other Group members own the business goodwill and the rights to use any licences, trademarks, patents or intellectual or industrial property rights that are material and necessary to the conduct of their business or, as relevant, validly hold the rights to use such business goodwill and such licences, trademarks, patents or intellectual or industrial property rights. 11.22.2 To the best of the knowledge of the Obligees, there are no obstacles or impediments of any kind to the operation of such business goodwill or the use of these patents, rights, licences or trademarks by the Obligees or the other Group members that would be likely to affect the continued operation of the Group as a whole. 11.23 Ownership of assets The Obligees and the other Group members validly own, or have valid rights to use, all the assets on their balance sheet that are necessary for the pursuit of their activities. 11.24 Centre of main interests The Obligees have their centre of main interests (as defined in Article 3 (1) of Regulation (EU) 2015/848 of the European Parliament and of the Council of 20 May 2015 on insolvency proceedings (recast)) located in France. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 70 - 11.25 Group As on the Signature Date, the Group organisation chart shown in Appendix 8 (Group organisation chart on the Signature Date) includes all Group members as on the Signature Date, with an indication of the percentage holdings (in capital, voting rights and financial rights). 11.26 Structure Memorandum The Structure Memorandum delivered pursuant to Article 4 (Conditions Precedent) is final and there are no documents, appendices or addenda to the Structure Memorandum which have not been communicated by the Borrower to the Lenders, the Mandated Arranger and/or the Agent. 11.27 Anti-money laundering and anti-corruption 11.27.1 No Obligee, nor any other Group member, nor any of their respective corporate officers, legal representatives, directors or managers, nor, to the knowledge of the Borrower, any of its Affiliates, nor any of the employees of the Obligees, other Group members or its Affiliates, is or has been engaged in any activity or act or behaved in a manner likely to breach any law or regulation relating to the fight against money laundering, corruption or the financing of terrorism in force in any relevant jurisdiction. 11.27.2 The Obligees and the other Group members have taken and maintain all necessary measures and have notably adopted and implemented adequate procedures and lines of conduct in order to prevent any breach of the laws and regulations referred to in Article 11.27.1 above and expressly undertake to use the loaned funds in compliance with the said regulations. 11.28 Penalties 11.28.1 No Obligee, nor any other Group member, nor any of their corporate officers, legal representatives, directors or managers, nor, to the knowledge of the Obligees, any of their Affiliates, nor any of the employees of the Obligees, other Group members or its Affiliates: (i) is an Sanctioned Person; or (ii) is a Person: (a) owned or controlled, directly or indirectly, by a Sanctioned Person or by a Person located, incorporated or resident in a Sanctioned Country; (b) located, incorporated or residing in a Sanctioned Country; (c) carrying out or engaged in any activity or operation, directly or indirectly, that is subject to Sanctions; (d) having received funds or any other assets from a Sanctioned Person; or (e) engaged in an activity with a Sanctioned Person or a Person located, incorporated or residing in a Sanctioned Country. 11.28.2 The Obligees have taken and continue to take, and shall ensure that the other Group members take and continue to take, all necessary measures and have notably adopted and implemented appropriate procedures and lines of conduct to ensure compliance with the Sanctions. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 71 - 11.29 DAC6 To the best of the Borrower’s knowledge, none of the operations contemplated in the Senior Financial Documents or any operation related thereto as on the Refinancing Date constitutes a device fulfilling one of the markers defined in Appendix IV of the Council Directive of 25 May 2018 (2018/822/EU) amending Directive 2011/16/EU (“DAC6”). ARTICLE 12 - COMMITMENTS The Obligees assume the following commitments, on their own behalf, and warrant to the Agent and the Lenders that their Subsidiaries shall comply with the following commitments, it being agreed that: (i) these commitments shall be given as from the Signature Date; and (ii) these commitments shall remain in force until full repayment of the Capex Loan and payment of all sums due or payable by the Borrower under the Senior Financial Documents and full discharge of the Lenders’ Commitments. 12.1 Information commitments 12.1.1. Annual consolidated accounts and corporate accounts The Obligees undertake to deliver to the Agent as soon as they are available, and at the latest within one hundred and eighty (180) calendar days following the closing date of each Financial Year, for the first time in respect of the Financial Year ending on 31 December 2024, a copy, certified as true by an authorised representative of the Borrower: (i) of the Group’s annual consolidated accounts (notably including a balance sheet, income statement, cash flow statement and notes), as audited and certified by the statutory auditors, together with the statutory auditors’ reports; (ii) of the annual consolidated accounts (notably including a balance sheet and income statement, a cash flow statement and notes) of the Redwood Perimeter, as audited and certified by the statutory auditors, together with the statutory auditors’ reports; and (iii) of the annual corporate accounts (notably including a balance sheet, income statement and notes) of the Obligees and the other Group members, audited and certified by the statutory auditors or the auditors (with the exception of the Redwood Perimeter members for which the presence of a statutory auditor or an auditor is not required by the regulations applicable to them), accompanied by the statutory auditors’ reports. 12.1.2. Semi-annual reporting The Obligees undertake to deliver to the Agent, no later than ninety (90) calendar days after the end of each calendar half-year of a given Financial Year and for the first time in respect of the half-year ending on 31 December 2024: (i) a copy, certified as true by an authorised representative of the Guarantor, of a semi- annual report drawn up on a consolidated basis at Group level for the period in question, in a format to be agreed between the Agent and the Obligees, including the elements of the turnover, Consolidated EBITDA, EBIT and the aggregated elements constituting Consolidated Gross Debt and Consolidated Cash Flow; and Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 72 - (ii) a copy, certified as true by an authorised representative of the Borrower, of a semi- annual report drawn up on a consolidated basis at the level of the Redwood Perimeter, notably including the consolidated sales, Consolidated EBITDA, Consolidated Gross Debt and Consolidated Cash. 12.1.3. Annual budgets The Obligees undertake to provide the Agent, as soon as it is available and at the latest within forty-five (45) calendar days following the start of each Financial Year (and for the first time in respect of the Financial Year starting on 1 January 2025), with a copy, certified as true by an authorised representative of the Borrower, of the projected consolidated budgets of the Group and the Redwood Perimeter for the relevant Financial Year (notably including a projected consolidated income statement, a detailed projected consolidated financing and investment plan), together with a general commentary by management on such projected budget and on the assumptions on which it was based, and a comparison with the previous financial year. 12.1.4. Ratios and aggregates (a) The Guarantor undertakes to deliver to the Agent, on the date of delivery of its annual consolidated accounts, and at the latest within one hundred and eighty (180) calendar days following the closing date of each Financial Year (and for the first time in respect of the Financial Year ending on 31 December 2024), a Certificate specifying the level of the Group R1 Ratio and of the Group R2 Ratio for the Test Period in question and details of the elements used to calculate them. (b) The Borrower undertakes to deliver to the Agent, on the date of delivery of its annual consolidated accounts, and at the latest within one hundred and eighty (180) calendar days following the closing date of each Financial Year (and for the first time in respect of the Financial Year ending on 31 December 2026), a Certificate specifying: (i) the level of the Redwood Perimeter R1 Bis Ratio for the Test Period under consideration and details of the elements used to calculate it; and (ii) the amount of the Consolidated Excess Cash Flow for the Financial Year in question (notably including the consolidated aggregate amount and details (by type) of Investments made during the Financial Year in question by the Redwood Perimeter members and the amount of the Fixed Asset Disposal Net Proceeds and the Net Insurance Benefits received by the Redwood Perimeter members during the Financial Year in question). 12.1.5. Annual statement The Borrower undertakes to deliver to the Agent, on the date of delivery of its annual consolidated accounts, and at the latest within one hundred and eighty (180) calendar days following the closing date of each Financial Year (and for the first time in respect of the Financial Year ending on 31 December 2024), a statement, signed by an authorised representative of the Borrower, specifying: (i) the consolidated aggregate amount and details (by type) of Real Security Interests and Personal Security Interests and Authorised Off-Balance Sheet Commitments granted or entered into by Group members during the Financial Year in question; (ii) the consolidated aggregate amount and details (by type) of Authorised Financial Indebtedness contracted by Group members during the Financial Year in question;

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 73 - (iii) the consolidated aggregate amount and details (by type) of Authorised Investments, Project Investments and Strategic Investments made during the relevant Financial Year by Group members; and (iv) as relevant, the amount of Fixed Asset Disposal Net Proceeds and Net Insurance Benefits received by the Redwood Perimeter members during the relevant Financial Year (including the amounts of Reinvested Amounts and Reinvested Benefits, as these terms are defined in Articles 6.5.3 and 6.5.4). 12.1.6. Change of corporate bodies and statutory auditors (a) The Obligees undertake to notify the Agent as soon as possible in the event of a change in the composition of their corporate bodies, for whatever reason, and in the event of the departure, for whatever reason, of one of the Senior Managers. (b) The Obligees undertake to notify the Agent as soon as possible of any change in one of their statutory auditors or the statutory auditor of one of the Pledged Subsidiaries. 12.1.7. Changes in the distribution of share capital The Obligees undertake to notify the Agent as soon as possible and as soon as they are aware of any change of more than 5% in the composition of the share capital and/or voting rights of an Obligee, with the exception of transfers of shares in connection with directorships. 12.1.8. Disputes - Seizures (a) The Obligees undertake to notify the Agent, as soon as they become aware of them, of any judicial, criminal, administrative or arbitration proceedings (including any proceedings based on competition law), evidenced in writing, brought against an Obligee or another Group member, including counterclaims, which are likely, in the reasonable opinion of the Obligees, to result in a disbursement of a unit amount over and above EUR 500,000 (or the equivalent value of this amount in one or more currencies). (b) The Obligees undertake to notify the Agent as soon as they become aware of any registration by a creditor, by way of attachment or otherwise, of any lien, mortgage, pledge, security interest or charge of any kind whatsoever or any seizure, sequestration or other equivalent procedure as well as the implementation of any means of execution on all or part of any of the assets, property, income or rights, present or future, of a Group member. 12.1.9. Event of Default - Potential Event of Default The Obligees undertake to notify the Agent as soon as possible after becoming aware of the occurrence of any fact, event or circumstance constituting an Event of Default or a Potential Event of Default and to report to the Agent all facts relating to any such event (including the steps taken to remedy it). 12.1.10. Mandatory early repayments The Obligees undertake to inform the Agent, as soon as possible and as soon as they become aware of it, of any event giving rise to a mandatory early repayment, in whole or in part, of the Capex Loan. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 74 - 12.1.11. Organisation of information meetings The Obligees undertake (i) to organise, at least once a year, at the request of the Agent, an information meeting with the Agent and the Lenders on the Group’s situation and prospects and (ii) to organise at the reasonable request of the Agent (acting on the instructions of the Majority of the Lenders) following the occurrence of an Event of Default and for as long as this Event of Default continues, an information meeting with the Agent and the Lenders on the Group’s development and prospects or on any other important aspect requiring clarification. 12.1.12. Sanctions, anti-corruption and anti-money laundering (a) The Obligees undertake to promptly inform the Lenders of any fact of which they become aware that may render inaccurate any of their declarations relating to the Sanctions set out in the Contract. (b) The Obligees undertake to promptly inform the Agent as soon as they become aware of the existence of any claim, action, suit, proceeding or investigation directed against them or another Group member in connection with the Sanctions and/or the fight against money laundering, corruption and terrorism. 12.1.13. Additional Information The Obligees undertake to provide the Agent, as soon as possible, with all available documents, information and other data relating to the financial situation, business or assets of the Group members reasonably requested by the Agent, acting on the instructions of the Majority of Lenders. 12.1.14. Authorised Subordinated Debts The Obligees undertake (i) to inform the Agent, prior to their issue/subscription, of any issue/subscription of Authorised Subordinated Debts and to inform the Agent of their main characteristics and (ii) to deliver to the Agent, immediately upon execution, a copy of all Authorised Subordinated Debt Documents relating to any new Authorised Subordinated Debt. 12.1.15. Access to premises (a) The Obligees undertake to allow the Agent, acting on the instructions of the Majority of the Lenders, to carry out or have carried out (in all cases at the expense of the Borrower) any audit (including any Independent Business Review) following the occurrence of a Major Event of Default, on the basis of three quotations (specifying the nature and scope of the assignment and excluding any valuation of the Group or its assets) drawn up by leading audit firms which shall have been sent to the Obligees in advance, it being agreed that the audit shall be carried out by the audit firm offering the best price for identical services. For the purposes of this Paragraph (a), the term “Major Event of Default” means the occurrence of an Event of Default referred to in Article 13.1.1 (Payment default), Article 13.1.2 (Non-compliance with financial commitments), Article 13.1.5 (Cross default), Article 13.1.7 (Insolvency), Article 13.1.8 (Collective proceedings), Article 13.1.9 (Refusal to certify accounts - reservations - warning procedure) or Paragraph (a) of Article 13.1.15(Cessation of business - transfer of registered office). Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 75 - (b) The Obligees undertake to provide the Agent, the Lenders and the audit firm selected in accordance with Paragraph (a) above, with all reasonable assistance in connection with the said audit, to provide them with all documents and information requested by them and to give them access and allow them, subject to reasonable notice, to visit the sites and premises of the Group members, it being specified that the use of this option by the Agent shall be implemented taking into account the constraints arising from the proper operation of the Group. 12.1.16. ESG Annual Reporting The Obligees undertake to submit to the Agent, at the request of the relevant Lenders, no later than one hundred and eighty (180) calendar days after the closing date of each Financial Year, and for the first time in respect of the Financial Year ending on 31 December 2024, the answers to any questionnaires provided by the said Lenders with regard to ESG issues (environmental, social, societal, good corporate governance). 12.1.17. ESG Certificate As relevant, in the event that ESG Criteria are implemented in accordance with Article 12.4.16 (ESG Criteria), the Borrower undertakes to provide the ESG Coordinator and the ESG Agent, on the date of submission of the annual consolidated accounts, with an ESG Certificate, signed by an authorised representative of the Borrower and certified by an OTI and completed with supporting documents from any OTI. 12.1.18. Identification procedure (a) If: (i) the entry into force or modification of a law or regulation (or a change in the interpretation or application of a law or regulation) after the Signature Date; or (ii) a change in the status of an Obligee after the Signature Date; or (iii) a proposed assignment by a Lender of its rights and obligations under the Contract to a party that is not already a Lender; requires the Agent or a Lender (or, in the event described in Paragraph (iii) above, the potential new Lender) to comply with counterparty identification procedures and it does not already have the necessary information, the Obligees shall, upon request of the Agent or the relevant Lender, promptly provide, or procure the remittance of, any documentation or other evidence reasonably requested by the Agent (on its own behalf or on behalf of a Lender) or by this Lender (on its own behalf or, in the event described in Paragraph (iii) above, on behalf of the potential new Lender) so that the Agent, the relevant Lender or, in the event described in Paragraph (iii) above, the potential new Lender, may complete and consider that it has satisfactorily completed all counterparty identification procedures required under applicable laws and regulations in respect of the operations contemplated in the Senior Financial Documents. (b) Each Lender shall, at the Agent’s request, promptly provide, or cause to be provided, any documentation or other evidence reasonably requested by the Agent (on its own behalf or on behalf of a Lender) to enable the Agent to complete and consider that it has satisfactorily carried out all counterparty identification procedures required under applicable laws and regulations in respect of the operations contemplated in the Senior Financial Documents. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 76 - 12.1.19. DAC6 The Borrower undertakes to provide to the Agent (in sufficient copies for all Lenders, if requested by the Agent): (i) as soon as practicable after this analysis is carried out or this advice is obtained, any analysis carried out or advice obtained as to whether a operation contemplated in the Senior Financial Documents or a operation carried out (or to be carried out) in connection with a operation contemplated in the Senior Financial Documents meets any of the markers set out in Appendix IV to DAC6; and (ii) as soon as reasonably practicable after the submission of this declarations, and to the extent permitted by applicable law and regulation, any declaration submitted to any governmental or taxation authority by or on behalf of a Group member, or by any advisor to this Group member in connection with DAC6 or any law or regulation implementing DAC6, and any unique identification number assigned by any governmental or taxation authority to which such declaration has been submitted (if available). 12.2 Financial commitments 12.2.1 Group R1 ratio The Guarantor undertakes to maintain the Group R1 Ratio at a level below that shown in the following table on each Test Date considered: Test date ending on: Group R1 Ratio below: 31 December 2024 3.00x 31 December 2025 2.50x 31 December 2026 2.00x 31 December 2027, and thereafter on 31 December of each year 1.50x It should be noted that if, on a given Test Date, the Group’s Consolidated EBITDA is below zero (0), the Group R1 Ratio shall be deemed not to have been complied with for the Test Date in question. 12.2.2 Group R2 ratio The Guarantor undertakes to maintain the Group R2 Ratio at a level above that shown in the following table on each Test Date considered: Test date ending on: Group R2 Ratio above: 31 December 2024 - 31 December 2025 - 31 December 2026, and thereafter on 31 December of each year 1.00x

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 77 - 12.2.3 Redwood Perimeter R1 Bis Ratio The Borrower undertakes to maintain the Redwood Perimeter R1 Bis Ratio at a level below that shown in the following table on each relevant Test Date: Test date ending on: Redwood Perimeter R1 Bis Ratio perimeter below: 31 December 2024 - 31 December 2025 - 31 December 2026 3.00x 31 December 2027 2.50x 31 December 2028 2.00x 31 December 2029, and thereafter on 31 December of each year 1.50x It should be noted that if, on a given Test Date, the Consolidated EBITDA of the Redwood Perimeter is below zero (0), the Redwood Perimeter R1 Bis Ratio shall be deemed not to have been complied with for the Test Date in question. 12.3 Commitments not to do 12.3.1. Real Security Interests The Obligees undertake not to grant or allow to subsist, and to ensure that the other Group members do not grant or allow to subsist, either as principal debtor or as surety or guarantor, any Real Security Interest over their present or future assets, property, rights or income, with the exception of Authorised Real Security Interests. 12.3.2. Off-balance sheet commitments - Personal Security Interests The Obligees undertake (i) not to grant, and to ensure that the other Group members do not grant or take, any Personal Security Interests and (ii) not to take, and to ensure that the other Group members do not take, any other off-balance sheet commitments, with the exception of Personal Security Interests and Authorised Off-Balance Sheet Commitments. 12.3.3. Financial Indebtedness The Obligees undertake not to enter into or maintain, and to ensure that the other Group members do not enter into or maintain, any Financial Indebtedness, with the exception of any Authorised Financial Indebtedness. 12.3.4. Credits and loans The Obligees undertake not to grant any credit, advance or loan, in any form or nature whatsoever, to any natural or legal person whatsoever and to ensure that the other Group members do not grant any credit, advance or loan, in any form whatsoever, to any natural or legal person whatsoever, with the exception of Authorised Loans/Credits. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 78 - 12.3.5. External Growth Operations The Obligees undertake not to carry out, and shall ensure that the other Group members do not carry out, any External Growth Operations, with the exception of any Authorised Acquisition. 12.3.6. Investments The Obligees undertake not to carry out, and shall ensure that the other Group members do not carry out, any Investments other than Authorised Investments. 12.3.7. Operations on receivables The Obligees undertake not to mobilise, assign or transfer in any other way their receivables from third parties to the Group (including by factoring or securitisation and with or without recourse), and to ensure that the other Group members do not assign or transfer in any other way their receivables from third parties to the Group (including by factoring or securitisation and with or without recourse), with the exception of debt mobilisation operations authorised under the Authorised Financial Indebtedness. 12.3.8. Legal form - Activities - Articles of association (a) The Obligees undertake not to modify, and to ensure that the other Group members do not modify, their corporate purpose, their legal form (other than as a limited liability company) and the nature of their activities (except for minor modifications), as described in Article 11.15 (Activities). (b) The Obligees undertake not to make, and to ensure that the other Group members do not make, any modification to their articles of association or other constitutive documents (other than those referred to in Paragraph (a) above), with the exception of (i) modifications to the articles of association made mandatory by law, (ii) modifications which would not adversely affect, immediately or in the future, the rights of the Lenders under the Senior Financial Documents or the existence, extent or effectiveness of the Security Interests granted under the Security Interest Documents or (iii) modifications to the articles of association required in connection with any Authorised Merger. 12.3.9. Mergers - Demergers - Contributions - Restructuring The Obligees undertake (i) not to merge (including in the event of dissolution without liquidation entailing the transfer of all assets and liabilities by application of the provisions of Article 1844- 5 of the French Civil Code) with another company, not to carry out a demerger and not to carry out any contribution operation or any other restructuring affecting its share capital and (ii) to ensure that no other Group member merges (including in the event of dissolution without liquidation entailing the transfer of all assets and liabilities by application of the provisions of Article 1844-5 of the French Civil Code) with another company, nor carries out a demerger or any contribution operation or any other restructuring affecting its share capital, with the exception of Authorised Mergers. 12.3.10. Joint Venture The Obligees undertake not to enter into or set up, and to ensure that the other Group members do not enter into or set up, a Joint Venture entailing the unlimited joint and several liability of a Group member. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 79 - 12.3.11. Disposals of fixed assets The Obligees undertake not to sell or otherwise transfer, and to ensure that other Group members do not sell or otherwise transfer, any tangible, intangible or financial fixed assets, with the exception of Authorised Fixed Asset Disposals. 12.3.12. Closing date of the financial years The Obligees undertake not to change, and to ensure that the other Group members do not change, the closing date of their financial years, except (i) if this modification is necessary in order to harmonise the financial year of a Group member with that of the Guarantor or the Borrower or (ii) if this modification is required by law or regulation. 12.3.13. Issue of securities The Obligees undertake to ensure that the other Group members refrain from proposing or deciding on any issue of securities giving direct or indirect access, by conversion, exchange, redemption, exercise of a warrant or any other means, to a fraction of the capital of another Group member for the benefit of a person that is not a Group member, with the exception of any issue for the benefit of a third-party shareholder, provided that the Group member in question holds and retains, subsequent to the said issue, at least the same percentage of share capital, financial rights and voting rights in the Group member having carried out the said issue as that held immediately prior to the said issue. 12.3.14. Payments to Shareholders (a) The Guarantor undertakes (i) not to proceed, in any form whatsoever, with any Distribution and not to propose any Distribution resolution at its general meetings and (ii) not to pay, and to ensure that none of the other Group members pays, royalties, management commissions or other remuneration of any kind whatsoever to the Guarantor Shareholders (or any Affiliate of a Guarantor Shareholder) and not to proceed with any payment/repayment of an Authorised Guarantor Subordinated Debt, with the exception of the Authorised Guarantor Payments. (b) The Borrower undertakes (i) not to proceed, in any form whatsoever, with any Distribution and not to propose at its general meetings any resolution for a Distribution and (ii) not to pay, and the Guarantor undertakes to ensure that the Borrower shall not pay, and the Obligees undertake to ensure that none of the other Redwood Perimeter members shall pay, any royalties, commissions, management commissions or other remuneration of any kind to Redwood Shareholders (or any Affiliate of a Redwood Shareholder) and not to make any payment/repayment of any Authorised Redwood Subordinated Debt, with the exception of the Authorised Redwood Payments. 12.3.15. Borrower Advances The Obligees undertake not to make any modification to the Borrower Advances Framework Agreement which could materially and adversely affect the rights of the Lenders under the Senior Financial Documents. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 80 - 12.3.16. Operations on the share capital of Obligees and Pledged Subsidiaries (a) The Guarantor undertakes not to proceed with the repayment and/or reduction and/or cancellation and repurchase of all or part of its capital, with the exception of any capital reduction motivated by losses or made mandatory by law. (b) The Borrower undertakes not to proceed, and to ensure that no Pledged Subsidiary proceeds, with the repayment and/or reduction and/or cancellation and repurchase of all or part of its capital, with the exception of (i) any reduction of capital motivated by losses or made mandatory by law and (ii) in the case of the Borrower, any Authorised Redwood Distribution. 12.3.17. Sanctions, anti-money laundering and anti-corruption (a) The Borrower undertakes not to use (and to ensure that no other member of the Redwood Perimeter uses), directly or indirectly, the proceeds of a Drawdown under the Capex Loan, nor to lend, contribute, invest or otherwise make available such proceeds to any Subsidiary, sister company, Joint Venture or any other Person: (i) for the purpose of (x) making available or benefiting from the proceeds of a Drawdown under the Capex Loan to any Sanctioned Person or any Person connected or associated with it or (y) financing or facilitating the activities or business or operations of or with any Person who, at the time the funds are made available by the relevant Redwood Perimeter Member, is a Sanctioned Person or any Person connected or associated with it or in a country or territory which, at the time the funds are made available by the relevant Redwood Perimeter Member, is a Sanctioned Country; or (ii) in any way likely to result in a breach by any Person of any Sanction and/or any applicable anti-money laundering, anti-corruption or anti-terrorism law or regulation in force in any relevant jurisdiction (including any Person participating in the Capex Loan, whether as a bank, lender, agent, advisor, investor or otherwise). (b) The Obligees undertake not to use any income, funds or profits derived, directly or indirectly, from an activity subject to Sanctions or from operations with a Sanctioned Person or in a Sanctioned Country or in any other way likely to result in a breach of any Sanction and/or any applicable law or regulation relating to the fight against money laundering, corruption or terrorism in force in any competent jurisdiction by the Obligees or any other Party to the Contract, for the purposes of reimbursing or paying the sums due to the Finance Parties under the Senior Financial Documents. (c) The Obligees undertake to comply with (and undertake to ensure that other Group members comply with) any Sanction and any applicable anti-money laundering, anti-corruption or anti- terrorism law or regulation in force in any relevant jurisdiction and to maintain and implement adequate policies and procedures designed to ensure compliance with this obligation.

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 81 - 12.4 Commitments to do 12.4.1. Compliance with regulations The Obligees undertake to comply, and to ensure that the other Group members comply, with the provisions of the laws and regulations (in particular those relating to labour law, environmental law, classified installations, health and safety) that apply to them, except in the case of minor breaches. 12.4.2. Authorisations The Obligees undertake to obtain and maintain in force, and to ensure that the other Group members obtain and maintain in force, all necessary and significant permits, licences and authorisations in connection with the exercise of their respective activities in the Business Field. 12.4.3. Bookkeeping (a) The Obligees undertake (i) to keep accounts (notably balance sheets and income statements) in accordance with the Applicable Accounting Principles, and which give a true and fair view of the accounting and financial position and the operating results of the Obligees in respect of each Financial Year or period under consideration and (ii) to ensure that the other Group members keep accounts (notably balance sheets and income statements) in accordance with the Applicable Accounting Principles, and which give a true and fair view of the accounting and financial position and the operating results of the Group members in respect of each Financial Year or period under consideration. (b) The Obligees undertake, in the event that a modification of the Applicable Accounting Principles compared to the Applicable Accounting Principles on the Signature Date is made mandatory by a change in the laws and regulations in force, to inform the Agent thereof and to indicate to the Agent, as soon as possible after becoming aware thereof and, in any event, at the latest when the annual consolidated accounts are submitted, the impact of this modification on the calculation of the Ratios and all information required to ensure the continuity of this calculation in a strictly financially neutral manner without changing the assumptions used to determine the level of the Ratios on the Signature Date. 12.4.4. Insurance The Obligees undertake to take out and maintain in force, and to ensure that the other Group members take out and maintain in force, insurance for amounts and cover against risks of damage and liability (including operating losses except for any Group member carrying on business as a holding company) in accordance with generally accepted practices in the Business Field. 12.4.5. Tax Consolidation (a) The Guarantor undertakes to retain the benefit of tax consolidation for the Group members (other than the Redwood Perimeter members) listed in Appendix 8 (Group Organisation Chart on the Signature Date) and which meet the legal conditions for inclusion in the tax consolidation perimeter (the Guarantor being the head company of the group thus fiscally consolidated), unless modified as a result of any operation expressly authorised under the Contract (with the Guarantor retaining the status of head company of the group thus fiscally consolidated). Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 82 - (b) The Borrower undertakes: (i) to obtain, as soon as possible, and in any event within the conditions and timeframe set out in the Structure Memorandum, the benefit of tax consolidation for the Redwood Perimeter members listed in Appendix 8 (Group organisation chart on the Signature Date) and which satisfy the legal conditions for inclusion in the tax consolidation perimeter in accordance with the Structure Memorandum (with the Borrower being the head company of the group thus fiscally consolidated); and (ii) to retain the benefit of the said tax consolidation for the aforementioned scope of the tax consolidation, unless modified as a result of any Authorised Merger (with the Borrower retaining the status of head company of the group thus fiscally integrated). (c) The Borrower undertakes to enter into a tax consolidation agreement under the terms of which its Subsidiaries satisfying the legal conditions for inclusion in the tax consolidation group shall pay to the Borrower the amount of corporation tax and additional contributions for which they are effectively liable (as if the Subsidiary in question had not been a member of the tax consolidation group) to the tax authorities in respect of each relevant Financial Year. (d) The Borrower undertakes to provide the Agent, at its request, with all supporting documents relating to the tax consolidation of the Redwood Perimeter, as well as the tax consolidation agreement. 12.4.6. Cash management The Obligees undertake to manage their cash, and to ensure that the cash of the other Group members is managed, in a non-speculative manner and in accordance with the usual practices in their respective activities, as referred to in Article 11.15 (Activities). 12.4.7. Maintaining assets in good condition The Obligees undertake to maintain, and to ensure that the other Group members maintain, in a good state of use and maintenance and in accordance with generally accepted practices in the Business Field, all of the assets, movable (tangible and intangible) and immovable, necessary for the pursuit of the respective activities of the Group taken as a whole in the Business Field. 12.4.8. Intellectual property rights The Obligees undertake to take and carry out, and to ensure that the other Group members take and carry out, all measures, procedures and registrations with the competent authorities and bodies necessary to maintain the legal protection of trademarks, patents, licences and intellectual or industrial property rights of any nature whatsoever, which are significant and necessary to the activities of the Group as a whole in the Business Field. 12.4.9. Maintaining rank The Obligees undertake to maintain their obligations under the Senior Financial Documents (insofar as such obligations do not benefit from a specific priority under a Security Interest created and/or granted under the Security Interest Documents or the Subordination Agreement) at least pari passu with all of their other present or future debts, loans, guarantees and other unsubordinated and unsecured obligations, with the exception of statutory liens. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 83 - 12.4.10. Taxes, duties and other charges The Obligees undertake to declare and pay, and to ensure that the other Group members declare and pay, within the legal time limits, all taxes, fiscal duties, social security contributions and similar charges, with the exception of (i) taxes, fiscal duties, social security contributions and similar charges not exceeding a unitary or aggregate amount for all Group members of EUR 500,000 (or the equivalent value of this amount in one or more currencies) claimed by the authorities and for which payment is regularised within the time limits imposed by the authorities under the terms of the claim and (ii) taxes, fiscal duties, social security contributions and similar charges claimed by the administration, the payment of which is contested in good faith in accordance with the appropriate procedures or for which the Obligee or the Group member in question has obtained from the administration or the authority in question a suspension or a delay of payment, subject to the submission to the Agent, at its first request, of all reasonable supporting documents relating to the said dispute, the said suspension or the said delay of payment. 12.4.11. Intra-group operations The Obligees undertake not to enter into, and to ensure that the other Group members do not enter into, any intra-group financial and commercial operations (including with the Shareholders and their Affiliates) other than in the ordinary course of their respective business and in the best interests of the Group. 12.4.12. Hedging Contract(s) (a) The Obligees undertake to enter into/maintain/renew, within three (3) months of the last day of the Availability Period, at market conditions, one or more Interest Rate Hedging Contract(s) covering a minimum notional amount equal to at least 60% of the Outstanding Amount of the Capex Loan on the date on which the relevant Hedging Contract(s) is/are entered into, and providing the Borrower with cover in the event of an increase of the three (3) month EURIBOR of more than 200 basis points compared to its level on the last day of the Availability Period. (b) The Obligees undertake to maintain the Hedging Contract(s) for a minimum period of three (3) years from the date of their conclusion/maintenance/renewal. (c) The Obligees undertake to provide the Agent with proof of the conclusion/maintenance/renewal of this/these agreement(s) within the aforementioned period of three (3) months. 12.4.13. Distributions of dividends and reserves The Obligees undertake to ensure that the other Group members adopt, within the limits set by the applicable regulations, a policy of distributing dividends and reserves that is consistent with the interest payment and repayment constraints of the Capex Loan and notably as relevant, with the Borrower’s mandatory early repayment obligations under the Contract. 12.4.14. Borrower/Key Persons Insurance (a) The Obligees undertake to take out and/or renew, within three (3) months of the first Drawdown Date under the Capex Loan, and to deliver to the Agent, as soon as the policies are taken out or renewed, a copy, certified as true by an authorised representative of the Borrower, of the policies relating to the Borrower/Key Persons Insurance, duly signed, accompanied by proof of the consent of the Senior Managers to the taking out or renewal of the Borrower/Key Persons Insurance for the benefit of their direct beneficiary (which must be satisfactory to the Agent, acting on the instructions of the Majority of the Lenders) or, as relevant, the creation of the Key Persons Insurance Pledge/Delegation, in accordance with Article 12.5 (Key Persons Insurance Pledge/Delegation) below. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 84 - (b) The Obligees undertake to maintain in force the Borrower/Key Persons Insurance until the Final Repayment Date. (c) In the event that a Senior Manager ceases to hold office within the Group (the “Departing Senior Manager”), the Borrower undertakes: (i) in the event that the Departing Senior Manager is replaced within six (6) months of the date on which he/she ceases to hold office, to take out, and maintain in force for the period anticipated in Paragraph (b) above within six (6) months of his/her replacement, an insurance policy on the same terms and conditions (notably with regard to the amount of cover) as the Borrower/Key Person Insurance covering the Departing Senior Manager and to deliver to the Agent, as soon as it is taken out, a copy, certified as true by an authorised representative of the Borrower, of the policy relating to the relevant Borrower/Key Person Insurance, duly signed, accompanied by proof of the new manager’s consent to the taking out of the relevant Borrower/Key Person Insurance for the benefit of his/her direct beneficiary (which must be deemed satisfactory by the Agent, acting on the instructions of the Majority of the Lenders) or, as relevant, to the creation of the Key Persons Insurance Pledge/Delegation, in accordance with Article 12.5 (Key Persons Insurance Pledge/Delegation) below; (ii) if the Departing Senior Manager is not replaced within six (6) months of the date on which he/she ceases to hold office (the “Replacement Deadline”), to increase, in the month following the Replacement Deadline, the amount of cover of the Borrower/Key Person Insurance relating to one or more of the other Senior Managers so that the aggregate amount of the Borrower’s cover under the Borrower/Key Person Insurance relating to the other Senior Managers still in office (and with the exception of the Senior Manager(s) for whom the Borrower/Key Person Insurance would have been implemented) is a minimum amount of EUR 3,700,000. 12.4.15. Capital and ownership of Subsidiaries Each Obligee undertakes to maintain a percentage holding, directly or indirectly (in share capital and voting rights): (i) in each of its Subsidiaries existing on the Signature Date, at least equal to that held by the relevant Obligee on the Signature Date (and as shown in the organisation chart in Appendix 8 (Group organisation chart on the Signature Date)); and (ii) in each of the Subsidiaries that became a Group member after the Signature Date, at least equal to that which the Obligee in question held on the date on which the Subsidiary in question became a Group member, subject, in each case, to the completion of any Authorised Merger.

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 85 - 12.4.16. ESG Criteria (a) The Obligees and the ESG Coordinator agree to discuss in good faith the inclusion in the Contract, as soon as possible after the Signature Date and no later than twelve (12) months after the Signature Date, of criteria relating to corporate social responsibility (the “ESG Criteria”) at the level of a perimeter to be defined and of any modification reasonably necessary to be made to the Contract (the “ESG Criteria Amendment”) with a view to taking into account the impact of these ESG Criteria on the levels of the Applicable Margins as determined on the Signature Date, it being hereby agreed that: (i) the Applicable Margins shall be adjusted annually, upwards or downwards (within the limit of 0.10% per annum) in a symmetrical manner, on the basis of an ESG Certificate and a report prepared by an OTI chosen by the Borrower in charge of verifying the ESG Criteria (accompanied by the appropriate supporting documents) delivered to the Agent and the ESG Agent on the same date as the Annual certificate delivered in accordance with Article 12.1.4 (Ratios and aggregates) and for the first time in respect of the Financial Year ending on 31 December 2025; (ii) the failure to incorporate the ESG Criteria into the Contract or failure to comply with an ESG Criterion or to submit the ESG Certificate or the report referred to in Paragraph (i) above shall not constitute an Event of Default. (b) It is agreed that (i) the conclusion of the ESG Criteria Amendment shall be subject to the unanimous agreement of the Lenders and the Borrower and (ii) the legal fees relating thereto shall be borne by the Borrower within the limit of an amount previously agreed with the Borrower by separate agreement. (c) In the absence of unanimous agreement between the Lenders and the Borrower on the ESG Criteria Amendment, no impact of criteria relating to corporate social responsibility on the Applicable Margin levels may be implemented. (d) The failure to sign the ESG Criteria Amendment shall not constitute an Event of Default. 12.5 Key Persons Insurance Pledge/Delegation In the event that the Lenders (represented by the Agent) are not designated as sole accepting beneficiaries of the Borrower/Key Person Insurance, the Borrower undertakes to set up, at the Agent’s first request, as soon as the Key Person Insurance is taken out and at the latest within six (6) months of the Signature Date, and to maintain in force, the Borrower/Key Persons Insurance Pledge/Delegation, sign and deliver to the Agent all related documents, including the deed(s) of Borrower/Key Persons Insurance Pledge/Delegation (duly signed by the Borrower and, in the event of delegation, by the insurance company), and carry out as soon as possible all formalities required for their validity and enforceability and renew, at the Agent’s request, these formalities within the required time limits. ARTICLE 13 - EVENT OF DEFAULT 13.1. Events constituting an Event of Default As soon as it occurs, and for whatever reason, any of the following events shall constitute an Event of Default: Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 86 - 13.1.1. Payment default Non-payment on the due date of any principal, interest, late payment interest, commissions, penalties, indemnities, expenses, incidentals and any other sum of any kind whatsoever due by the Borrower under the Senior Financial Documents, unless the non-payment is the result of an administrative error and/or a technical difficulty relating to the transfer of funds or an interruption in the payment systems and payment is made within three (3) Business Days of its due date. 13.1.2. Non-compliance with financial commitments Failure to comply with any of the commitments referred to in Article 12.2 (Financial commitments) on its due date. 13.1.3. Non-compliance with other commitments Non-compliance by an Obligee or another Group member with any of its commitments or obligations (other than the payment obligations and compliance with the financial commitments referred to in Articles 13.1.1 and 13.1.2 above) under the Senior Financial Documents to which they are party, unless this non-compliance is remedied - to the extent that it can be remedied - within ten (10) Business Days from the earlier of: (i) the date on which the relevant Obligee became aware of this default or (ii) the date of notification of this default by the Agent to the Obligees; it being agreed that the aforementioned remedy period shall not apply to the breach of any commitment or obligation referred to in Article 12.1.12 (Sanctions, anti-money laundering and anti-corruption). 13.1.4. Representations and Warranties Any representation or warranty made by an Obligee or any other Group member in connection with the Senior Financial Documents to which it is a party proves to be inaccurate (except in the case of an inaccuracy resulting from a purely clerical error) as at the date on which it was made or reiterated and the fact or event giving rise to this inaccuracy is not remedied - to the extent that such inaccuracy can be remedied- within a period of ten (10) Business Days from the earlier of the following dates: (i) the date on which the relevant Obligee became aware of this inaccuracy or (ii) the date of notification of this inaccuracy by the Agent to the Obligees; it being agreed that the aforementioned remedy period shall not apply to any inaccuracy in the representations listed in Articles 11.27 (Anti-Money Laundering and Anti-Corruption) and 11.28 (Sanctions). 13.1.5. Cross default (a) Any Financial Indebtedness (other than the Capex Loan) taken out by one of the Group members with a Lender is not paid on its due date after expiry of any contractually anticipated remediation periods or is declared due and payable before its term due to the occurrence of an event of default (however described) (if applicable, after taking into account any contractually anticipated grace periods). The occurrence of an event of acceleration of maturity (other than a payment default, however it is described in the relevant contract and after expiry of any contractually anticipated remediation periods) under any instrument or contract relating to a Financial Indebtedness (other than the Capex Loan) entered into by a Group member with a Lender, unless the Group member in question has contested in good faith the occurrence of the said event of acceleration of maturity, which the Group member must justify to the Agent. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 87 - (b) Any Financial Indebtedness (other than the Capex Loan) taken out by one of the Group members with a creditor (other than a Lender) is not paid on its due date after expiry of the contractually anticipated remediation periods, if any, or is declared due and payable before its term due to the occurrence of an event of default (however described) (if applicable, after taking into account any contractually anticipated grace periods), if the individual or aggregate amount of the Financial Indebtedness(ies) that has (have) become due and payable or unpaid exceeds EUR 50,000 (or the equivalent of this amount in one or more currencies). The occurrence of an event of acceleration of maturity (other than a payment default, however it is described in the relevant contract and after expiry of any contractually anticipated remediation periods) under any instrument or contract relating to a Financial Indebtedness (other than the Capex Loan) entered into by a Group member with a creditor (other than a Lender), when the unit or aggregate amount of the Financial Indebtedness(s) in question exceeds EUR 250,000 (or the equivalent of this amount in one or more currencies), unless the Group member in question has contested in good faith the occurrence of the said event of acceleration of maturity, which the Group member must justify to the Agent. (c) A Obligee or another Group member fails to make payment on the due date (if applicable, after taking into account any grace periods and subject to any waivers or arrangements made by the creditor(s) in question) of any amount in respect of any debt due (other than Financial Indebtedness), regardless of its nature, when the individual or aggregate amount of the payment default(s) involving the debt(s) in question exceeds EUR 500,000 (exclusive of tax) (or the equivalent of this amount in one or more currencies), unless the Group member in question has contested in good faith the due date of the said debt, which the Group member must justify to the Agent. 13.1.6. Subordinated Debts - Subordination Agreement (a) The occurrence of an event of acceleration of maturity (however described) in respect of any of the Subordinated Debt Documents or any of the Subordinated Debts becoming due and payable early for any reason. (b) The non-compliance by an Obligee or any other party (other than the Finance Parties) with any of its commitments or obligations under the Subordination Agreement. (c) The disclosure of the inaccuracy of any of the representations of any of the Subordinated Creditors under the Subordination Agreement, unless this inaccuracy is remedied (to the extent that it can be remedied) within ten (10) Business Days from the earlier of: (i) the date on which the relevant Subordinated Creditor became aware of this inaccuracy or (ii) the date of receipt by the relevant Subordinated Creditor of the Agent’s notice requesting that such inaccuracy be remedied. (d) A Distribution is decided, declared, set for payment or paid by the Guarantor or the Guarantor makes a payment or repayment under an Authorised Guarantor Subordinated Debt, with the exception of any Authorised Guarantor Payment. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 88 - 13.1.7. Insolvency (a) An Obligee or another Group member admits in writing that it is unable to pay all or a substantial part of its debts as they fall due, suspends payment of its debts or, because of actual or anticipated financial difficulties, enters into negotiations with a substantial part of its creditors with a view to rescheduling its indebtedness. (b) An Obligee or another Group member is in a state of suspension of payments or an Obligee or another Group member becomes insolvent within the meaning of any applicable insolvency law. (c) A moratorium is declared on all or a substantial part of the indebtedness of an Obligee or another Group member. (d) The situation of an Obligee or another Group member proves to be irremediably compromised or it demonstrates seriously reprehensible behaviour, all within the meaning of Article L.313- 12 of the French Monetary and Financial Code (or any equivalent provision in any jurisdiction other than France). 13.1.8. Collective proceedings (a) With the exception of amicable liquidation or amicable restructuring of a Group member in the context of an Authorised Merger, a decision is taken by a corporate body of an Obligee or another Group member or legal proceedings or other steps are taken with a view to: (i) the dissolution, the opening of a safeguard procedure (including an accelerated safeguard procedure), a receivership or a judicial liquidation or the restructuring (notably in the context of an ad hoc mandate or a conciliation) of an Obligee or another Group member; or (ii) the conclusion of a restructuring, assignment or rescheduling agreement with a substantial part of the creditors of an Obligee or another Group member as a result of financial difficulties; or (iii) the appointment of a liquidator, court-appointed administrator, receiver, provisional administrator, ad hoc trustee, conciliator or any other person performing similar functions in connection with insolvency proceedings in respect of an Obligee or another Group member or all or part of their respective assets. (b) A Obligee or another Group member requests the appointment of an ad hoc trustee or initiates conciliation proceedings pursuant to articles L.611-3 to L.611-15 of the French Commercial Code. (c) A judgement opening safeguard, accelerated safeguard, receivership or judicial liquidation proceedings, or a judgement ordering the sale of all or part of the business is issued against an Obligee or another Group member pursuant to articles L.620-1 to L.670-8 of the French Commercial Code. (d) An Obligee or another Group member is subject, on its own initiative or that of a third party, to a crisis recovery procedure as referred to in article 13 of law n°2021-689 of 31 May 2021 relating to health crisis recovery management.

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 89 - (e) A procedure or action is undertaken, or a judgement is obtained, having a similar or assimilated effect to those referred to in the above Paragraphs, including in any jurisdiction other than France. 13.1.9. Refusal to certify accounts - reservations - warning procedure (a) Any refusal to certify the corporate and/or consolidated accounts of an Obligee or another Group member by the statutory auditors or auditors (to the extent that such certification is required in the relevant jurisdiction) of the relevant Group member. (b) A reservation (other than a purely technical and immaterial reservation) is formulated by the statutory auditors or auditors of an Obligee or another Group member in their report on the accounts of the Group member in question. (c) Presentation by the statutory auditors of an Obligee or another Group member of a special report to the general meeting of the Group member in question as part of the warning procedure referred to in articles L.234-1 paragraph 3, L.234-2 paragraph 2 or L.612-3 paragraph 3 of the French Commercial Code (or any other similar procedure in any relevant jurisdiction). 13.1.10. Illegality and other events (a) Except in the cases set out in Article 6.5.7 (Illegality of the increase of payments), it is or becomes illegal for an Obligee or another Group member to perform any of its obligations under any of the Senior Financial Documents to which it is a party. (b) Any of the Senior Financial Documents is or becomes illegal, unenforceable, null and void, rescinded, invalid or ceases to have full and complete effect. 13.1.11. Significant Adverse Event The occurrence of a Significant Adverse Event. 13.1.12. Registrations - seizures The registration by a creditor, by way of attachment or otherwise, of any lien, mortgage, pledge, security interest or charge of any kind whatsoever or any seizure, sequestration or other equivalent procedure, as well as the implementation of any means of execution to secure a unit or aggregate amount for the Group over and above EUR 250,000 (or the equivalent of this amount in one or more currencies), on all or part of any of the assets, property, income or rights, present or future, of a Group member, unless the Group member in question has reasonably and in good faith contested such proceedings and the Group member in question has obtained, within sixty (60) calendar days, an enforceable decision pronouncing (i) the discharge of the registration, seizure, sequestration or other equivalent procedure, (ii) the withdrawal of any decision authorising it and/or (iii) the rejection of the substantive claim of the creditor in question, provided, however, that this decision is not subsequently reversed. 13.1.13. Banque de France Any payment incident involving an Obligee or another Group member shall be reported to the Banque de France if it is not remedied within ten (10) Business Days of being reported. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 90 - 13.1.14. Disputes (a) The occurrence of legal, arbitration or administrative proceedings before a court, an arbitration body or an administrative authority against a Group member for which it is reasonable to expect (taking into account the arguments put forward in good faith by the Group member(s) in question) that the outcome shall be unfavourable for the Group member(s) in question and shall result in a disbursement of a unit amount greater than or equal to EUR 500,000 or an aggregate amount for the Group members greater than or equal to EUR 1,000,000 (or the equivalent of these amounts in one or more currencies). (b) Failure by one or more Group members to comply with any judicial or administrative decision, arbitration award or settlement ordering the payment of a sum of money (including in the form of a penalty payment), which has become final and enforceable or, if subject to appeal, has been provisionally enforced. 13.1.15. Cessation of business - transfer of registered office (a) An Obligee or another Group member permanently ceases or suspends its activities or a substantial part of its activities, whether voluntarily or involuntarily, subject to any Authorised Merger. (b) An Obligee transfers its registered office outside of mainland France. 13.1.16. Tax Consolidation (a) The loss, for any reason whatsoever, of the benefit of the tax consolidation regime described in Paragraph (a) of Article 12.4.5 (Tax Consolidation), with the exception of (i) the temporary loss for Ryam BioNova France of the benefit of the tax consolidation regime in the context of the contribution of its shares to the Redwood Perimeter and (ii) a change in the law no longer allowing the Guarantor, after having duly justified this to the Agent, to maintain the tax consolidation regime for the perimeter of the Group referred to in Paragraph (a) of Article 12.4.5 (Tax Consolidation). (b) Failure to obtain the benefit of the tax consolidation regime described in Paragraph (b) of Article 12.4.5 (Tax Consolidation) in accordance with the conditions and deadlines set out in the Structure Memorandum or the loss, for any reason whatsoever, with the exception of a change in the law that no longer allows the Borrower, after having duly justified this to the Agent, to maintain the tax consolidation regime for the Redwood Perimeter referred to in Paragraph (b) of Article 12.4.5 (Tax Consolidation). 13.1.17. Use of the Capex Loan The Capex Loan is not used in accordance with Article 3.1 (Purpose). 13.1.18. Nationalisation - expropriation All or part of the assets essential to the conduct of the Group’s business are subject to nationalisation or expropriation by any government authority. 13.1.19. Security Interests A Security Interest becomes null and void, lapses, is no longer enforceable or no longer has the agreed rank, or generally ceases to have full effect. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 91 - 13.2. Consequences of the occurrence of an Event of Default In case of the occurrence of any of the Events of Default, the Agent shall, if so requested by the Majority of the Lenders, declare by registered letter with acknowledgement of receipt sent to the Borrower but without prejudice to the mandatory provisions of Articles L.611-16 and L.620- 1 to L.670-8 of the French Commercial Code: (i) the termination with immediate effect of all or part of each Lender’s Commitments. Such termination shall occur ipso jure without the need to give any other prior notice or formal notice of any kind whatsoever to the Borrower; and/or (ii) all or part of the Outstanding Amount under each of the Capex Loan Tranches, together with all interest, commissions, costs, incidentals and any other sums whatsoever due under the Senior Financial Documents by the Borrower, becomes immediately due and payable. These sums shall become immediately due and payable by operation of law without the need to give the Borrower prior notice or formal notice of any kind whatsoever or to carry out any formality other than the simple notice referred to above. The Borrower must therefore immediately pay all of the abovementioned sums. ARTICLE 14 - SURETY For the purposes of this Article 14 (Surety): “Beneficiaries” means the Agent and the Lenders and their assignees, successors and assigns under the Senior Financial Documents. “Surety” means the surety given by Rayonier A.M. France in accordance with this Article 14. “Secured Obligations” means the payment or repayment of all amounts in principal, commission, interest, late payment interest, costs and expenses or other incidentals, due or to become due to the Beneficiaries by the Borrower pursuant to the terms of the Contract and/or any other Senior Financial Document, also including all costs and other expenses incurred by any Beneficiary in protecting or exercising its rights under the Contract. 14.1 Constitution of the Surety The Guarantor provides the Borrower with a personal, joint and indivisible guarantee to the Beneficiaries, as security interest and guarantee for the Secured Obligations. 14.2 Personal, joint and indivisible surety The Guarantor’s commitment is a personal, joint and indivisible surety towards the Beneficiaries. 14.2.1 Waiver of the benefit of discussion and division (a) The Guarantor’s commitment is joint and several, i.e. it entails the waiver of the benefit of discussion anticipated in articles 2305 and 2305-1 of the French Civil Code and the benefit of division anticipated in articles 2306 to 2306-2 of the French Civil Code. (b) By waiving the benefit of discussion, the Guarantor agrees to pay the Beneficiaries without being able to require them to sue the Borrower beforehand. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 92 - 14.2.2 Solidarity and indivisibility All successors, assigns and/or all persons who, for whatever reason or in whatever capacity, acquire the rights and obligations of the Guarantor shall be jointly and severally liable to the Beneficiaries. Consequently, the Beneficiaries may claim all sums due under the Surety from any of these persons without any division of their recourse being imposed on the Beneficiaries. 14.3 Calling of the Surety 14.3.1 The Surety may be called in one or more instalments. 14.3.2 The Agent, acting on its own behalf and on behalf of the other Beneficiaries, shall send to the Guarantor, by registered letter with acknowledgement of receipt, a request for payment (the “Payment Request”) substantially in accordance with the model in Appendix 9 (Model Payment Request), mentioning the amount of the sums due and unpaid to the Beneficiaries (the “Sums Payable”). 14.3.3 The Guarantor undertakes to pay to the Agent, on behalf of the Beneficiaries, the Sums Payable under the Surety, within five (5) Business Days following receipt of the relevant Payment Request. 14.4 Waiver and prohibition of Guarantors 14.4.1 The Guarantor waives its right to avail itself of the provisions of Article 2320 of the French Civil Code which, without releasing the Guarantor from its commitment in the event of an extension of the term, authorises it to apply for the creation of a legal security interest on any property of the Borrower up to the amount of the sums due under the Secured Obligations. 14.4.2 The Guarantor expressly accepts that any acceleration of maturity resulting in early repayment or total mandatory early repayment under any of the Senior Financial Documents shall be enforceable against it by operation of law, notwithstanding the provisions of article 1305-5 of the French Civil Code. 14.4.3 The Guarantor shall refrain from claiming the benefit of any remission or extension of payment that the Borrower may obtain in application of articles 1343-5 et seq. of the French Civil Code or Book VI of the French Commercial Code. 14.4.4 The Guarantor expressly waives its right to invoke (i) any right of set-off in respect of any claim that it holds or considers it holds against the Beneficiaries, and (ii) notwithstanding the provisions of Article 1347-6 of the French Civil Code, any right of set-off in respect of any claim that the Borrower holds or considers it holds against the Beneficiaries. 14.4.5 Subject to the provisions of Article 2302 of the French Civil Code, the Guarantor shall personally monitor the Borrower’s situation and shall exempt the Beneficiaries from any notice of extension, acceleration of maturity or non-payment under the Contract or any other event that may affect the Borrower’s legal or financial situation. 14.4.6 The Surety does not and may not in any way affect the nature and extent of any commitments and guarantees, Real Security Interests and Personal Security Interests, which may have been or may be entered into or provided by the Borrower, by the Guarantor or by any third party, and to which it is or shall be added.

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 93 - The Surety shall apply ipso jure notwithstanding any nullity, irregularity, unenforceability or lack of enforceability of all or part of the provisions of the Contract, notably as guarantee for any principal repayment obligation of the Borrower under the Senior Financial Documents. 14.4.7 In the event of a merger, takeover, demerger or partial transfer of assets affecting one of the Beneficiaries, the Guarantor hereby irrevocably accepts, in accordance with Article 2318 of the French Civil Code, the continuation of its commitments under the Surety, including for debts arising after the said operation, so that the entity taking over the rights of the said Beneficiary shall continue to benefit, under the same terms, from the Surety as security interest and guarantee for the Secured Obligations. 14.4.8 In the event of a merger, takeover, demerger or partial transfer of assets affecting the Borrower, the Guarantor undertakes, at the Agent’s request, to confirm the continuation of its commitments under the Surety, so that the Beneficiaries shall continue to benefit, under the same terms, from the Surety as guarantee for the Secured Obligations. To this end, the Guarantor undertakes to take all necessary measures to obtain the social authorisations required to maintain its commitments. 14.4.9 The Surety shall also continue to have full and complete effect in the event of the modification or disappearance of other de facto or de jure links or relationships that may exist between the Guarantor and the Borrower or in the event of the occurrence of a procedure or measure referred to in Article 13.1.7 (Insolvency) and Article 13.1.8 (Collective proceedings) in respect of the Borrower. 14.5 No recourse 14.5.1 As long as the Beneficiaries remain creditors of the Borrower under the Contract, the Guarantor irrevocably waives any right, action or recourse against the Borrower (including any conventional or legal subrogation), any other Real Security Interest granted to the Beneficiaries under the Secured Obligations or any action or measure that would have the effect or purpose of causing the Guarantor to compete with the Beneficiaries. 14.5.2 This shall be the case whether the Guarantor has partially or fully discharged its obligations and even if the commitment resulting from the Surety is for an amount less than the sums owed to the Beneficiaries by the Borrower under the Secured Obligations. 14.5.3 Similarly, the Guarantor undertakes not to obtain from the Borrower or to take on the present or future property of the Borrower, any Real Security Interest or Personal Security Interest to guarantee its obligations under the Surety. 14.6 Assignments 14.6.1 In the event of assignment of all or part of the rights or rights and obligations of a Beneficiary under the Secured Obligations in accordance with the provisions of Article 15.3 (Assignment of rights or rights and obligations by a Lender) or in the event of subrogation of any person in the said rights, the beneficiary of the assignment or the henceforth subrogated person shall benefit from the rights arising from the Surety which remain attached to the rights and obligations resulting from the Secured Obligations. Insofar as necessary, it is specified that any reference to Beneficiaries includes any beneficiary of this an assignment or subrogation, which the Guarantor expressly acknowledges and accepts. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 94 - 14.6.2 The Surety shall be binding on the Guarantor, its assignees, successors and assigns; however, the Guarantor may not assign its obligations under the Contract without the prior written consent of the Beneficiaries. 14.7 Duration The Surety shall remain in force until full repayment of the Secured Obligations and all sums due or payable by the Borrower under the Senior Financial Documents and discharge of all of the Lenders’ Commitments under the Capex Loan. ARTICLE 15 - BENEFIT OF THE CONTRACT 15.1. Successors and assigns The Contract shall be binding upon and inure to the benefit of the Obligees, the Lenders and the Agent and their successors and assigns (including assignees). 15.2. Prohibition on assignment of the rights or rights and obligations of the Obligees The Obligees may not assign their rights or their rights and obligations arising for them from the Contract (including under the Surety). 15.3. Assignment of rights or rights and obligations by a Lender 15.3.1 Subject to the provisions of Articles 15.3 et seq., each Lender (hereinafter the “Assignor Lender”) may assign its rights or its rights and obligations under the Contract (including its status as a Party to the Contract), in whole or in part, to any bank, credit institution and more generally to any entity (including any trust or fund, any finance company, any collective investment undertaking (including any securitisation vehicle) and any Alternative Investment Fund (AIF) within the meaning of Article L.214-24 of the French Monetary and Financial Code), insurance or reinsurance undertaking (governed by the French Insurance Code, the French Mutual Insurance Code or the French Social Security Code) or any equivalent entity within the European Union (including any Related Funds of such entities)) authorised to acquire, hold or invest in loans or credits within the limits permitted by applicable law (hereinafter the “Assignee Lender”), under the conditions set out in the Deed of Assignment. The Finance Parties and the Guarantor hereby agree to any assignment by an Assignor Lender in favour of an Assignee Lender. 15.3.2 The Borrower’s agreement is required for any assignment by an Assignor Lender of its rights or of its rights and obligations under the Contract, on the understanding that the Borrower hereby gives its agreement to any assignment: (i) to an Affiliate (or Related Fund) of the Assignor Lender or to another Lender or to an Affiliate (or Related Fund) of any other Lender; or (ii) to an entity other than an entity referred to in Paragraph (i) above, realised after the occurrence of an Event of Default which is continuing; or (iii) of any rights held by the said Assignor Lender to a refinancing entity, including, without limitation, any insurer, reinsurer, securitisation entity, trust or fund, for the purpose of refinancing, or hedging, its exposure in the Capex Loan, insofar as such assignment (1) does not release the Assignor Lender from all or part of its obligations under the Senior Financial Documents or (2) does not require an Obligee to make a payment other than a payment to be made to this Lender under the Senior Financial Documents or to grant to any person rights more extensive than those granted under the Senior Financial Documents. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 95 - It is agreed that: (i) the Assignor Lender shall notify the Agent and the Borrower at least five (5) Business Days prior to the proposed Assignment Date (with this notice specifying the identity of the potential Assignee Lender); and (ii) no prior notification shall be required in the case referred to in Paragraphs (i) to (iii) above, it being agreed that, in these cases, the Assignor Lender shall notify the Agent and the Borrower of this assignment within five (5) Business Days after the Assignment Date (with such notification specifying the identity of the Assignee Lender). The Borrower’s consent (which may not be unreasonably withheld) shall be deemed to have been given in the event that it has not notified the Agent of its refusal within five (5) Business Days of the Assignor Lender notifying the Borrower (with a copy to the Agent) of its intention to assign its rights or its rights and obligations under the Contract. 15.3.3 Notwithstanding the above, no assignment relating to a Drawdown by, and/or a Commitment to, the Borrower may be made without the prior written consent of the Borrower in favour of an Assignee Lender incorporated or acting through a Credit Agency located in a Non-Cooperative State or Territory. 15.3.4 It is expressly agreed that no assignment of rights or rights and obligations of the Lenders under the Contract may be entered into with a Subordinated Creditor or an Affiliate of a Subordinated Creditor (including any fund or entity managed or advised by a Subordinated Creditor or an Affiliate of a Subordinated Creditor but excluding any fund or entity which is already a Lender or an Affiliate of a Lender). 15.3.5 If a Lender assigns all or part of its rights or rights and obligations under the Contract or changes its Credit Agency and, due to circumstances existing on the Assignment Date or the change of Credit Agency, an Obligee must make a payment to the Assignee Lender or the Lender acting through its new Credit Agency pursuant to Article 10.1 (Increase of payments) or Article 10.2 (Indemnification of tax risk), then the Assignee Lender or the Lender acting through its new Credit Agency may only claim payment under these Articles 10.1 (Increase of payments) and 10.2 (Indemnification of tax risk) up to the limit of the payments that the Assignor Lender or the Lender acting through its former Credit Agency would have been able to claim if the assignment or change of Credit Agency had not taken place. 15.3.6 Subject to the conditions set out in Articles 15.3.1 and 15.3.2 above, and subject to the laws and regulations applicable to specific assignment procedures, an assignment of rights or of rights and obligations shall take effect, in accordance with Article 15.3.8 below, on the Assignment Date. The Agent shall sign the relevant Deed of Assignment as soon as possible after receipt, provided that it is duly completed and appears to the Agent to comply with the terms of the Contract. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 96 - 15.3.7 The Agent shall only be required to sign the Deed of Assignment transmitted by the Assignor Lender and the Assignee Lender if it considers that it has complied with all counterparty identification procedures required under applicable laws and regulations in respect of the assignment (including any checks required to be carried out by the Agent with regard to Sanctions or its legal and regulatory obligations in respect of the fight against money laundering and terrorism). 15.3.8 As from the Assignment Date: (i) the Assignor Lender shall in the future be released, to the extent stipulated in the relevant Deed of Assignment, from all obligations to the Obligees and the other Finance Parties under the Senior Financial Documents; the Obligees and the Finance Parties hereby expressly consent to this release by means of this Contract, in accordance with the provisions of Article 1216-1 of the French Civil Code; (ii) the rights (including any rights of the Assignor Lender under the Security Interests) or rights and obligations of the Assignor Lender to the Obligees shall be transferred to the Assignee Lender, to the extent set out in the relevant Deed of Assignment; (iii) the reciprocal rights or rights and obligations between the Agent, the Mandated Arranger, the Assignee Lender and the other Lenders shall be identical to those that they would have had if the Assignee Lender had been a Lender from the Signature Date, holding the rights or rights and obligations specified in the relevant Deed of Assignment; the Agent, the Mandated Arranger and the Assignor Lender shall then be released, to the extent set out in the relevant Deed of Assignment, from any mutual obligations under the Senior Financial Documents; and (iv) the Assignee Lender shall become a Party in the capacity of Lender. 15.3.9 The Obligees expressly undertake to sign all deeds (including, as relevant, the relevant Deed of Assignment, if requested to do so by the Assignor Lender or the Assignee Lender), and to complete all formalities, necessary (but at no cost to the Borrower), as may be required by the Assignor Lender or the Assignee Lender for the purposes of the Assignor Lender assigning its rights or its rights and obligations under the Contract and/or releasing the Assignor Lender for the future (to the extent set out in the relevant Deed of Assignment) from its obligations to the Borrower and the other Finance Parties under the Senior Financial Documents. 15.3.10 Assignments must be notified to (or acknowledged by) the Obligees, in accordance with the applicable regulations, by and at the expense of the Assignee Lender. 15.4. Assignment commission For each assignment (unless otherwise agreed between the Agent and the Assignee Lender in question), the Assignee Lender in question shall pay to the Agent (for its own account) a commission of EUR 3,000 exclusive of tax on the date on which the assignment becomes effective. 15.5. Limitation of liability of the Assignor Lenders 15.5.1 Unless otherwise agreed, an Assignor Lender makes no representations, warranties or liabilities to the Assignee Lender in respect of: (i) the legality, validity, effectiveness, adequacy or enforceability of the Senior Financial Documents or any other document;

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 97 - (ii) the financial situation of the Obligees; (iii) the performance and observance by the Obligees of their obligations under the Senior Financial Documents or any other document; (iv) the accuracy of any statement (whether written or oral) made in, or in relation to, a Senior Financial Document or any other document; or (v) the existence of any assigned rights or claims and their incidentals, and any legal guarantee is excluded. 15.5.2 Each Assignee Lender confirms to the Assignor Lender and the other Finance Parties: (i) having carried out (and with the intention of continuing to carry out) independently and for its own account the analysis of the financial position and activities of the Obligees and the other Group members and not having relied exclusively, in relation to any Senior Financial Document, on information provided to it by the Assignor Lender; and (ii) that it shall continue to make its own assessment of the creditworthiness of the Obligees and other Group members for as long as any amount remains or may remain due under the Senior Financial Documents or any Commitment remains in force. 15.5.3 Nothing in the Senior Financial Documents obliges the Assignor Lender to: (i) agree to an Assignee Lender assigning back to it the rights or obligations assigned to it pursuant to this Article 15; or (ii) bear the consequences of any loss directly or indirectly incurred by the Assignee Lender, notably as a result of any breach by the Obligees of their obligations under the Senior Financial Documents. 15.6. Copy of the Deed of Assignment The Agent shall, as soon as possible after signing a Deed of Assignment, send a copy thereof to the Borrower. 15.7. Real Security Interests / Assignment relative to Lenders’ rights 15.7.1 Notwithstanding any other provision of the Contract, each Lender may at any time, without the need to inform, consult or obtain the consent of the Borrower or the Guarantor (which the Borrower and the Guarantor irrevocably acknowledge and agree), assign, pledge, hypothecate or otherwise create a Real Security Interest over all or part of its rights under the Senior Financial Documents in order to secure its obligations, including without limitation: (i) any assignment, collateral assignment, pledge, charge or other Real Security Interest securing its obligations to a federal reserve or central bank (including, for the avoidance of doubt, the Banque de France or the European Central Bank), any refinancing vehicle managed or advised by this Lender or an Affiliate of this Lender or any other market entity (including any securitisation entity, any insurer, reinsurer, trust fund or other fund) or any refinancing body for credit institutions or insurance companies (notably the securitisation company Euro Secured Notes Issuer - ESNI) including, but not limited to, any assignment of rights to a securitisation entity under which Real Security Interest must be provided over the securities issued by the said securitisation vehicle to a federal reserve or central bank (including, for the avoidance of doubt, the Banque de France or the European Central Bank) or to any refinancing body for credit institutions or insurance companies (notably the securitisation company Euro Secured Notes Issuer - ESNI); and Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 98 - (ii) any assignment, collateral assignment, pledge, charge or other Real Security Interest over all or part of a Lender’s claims or rights under the Senior Financing Documents granted in favour of any holder (or any trustee or representative of the holders) of bonds of this Lender or other securities issued by this Lender, as security for such bonds or securities, to the extent that such assignment, pledge, charge or other Real Security Interest does not serve to: (a) release a Lender from all or part of its obligations under the Senior Financial Documents or substitute the person in whose favour the assignment, pledge, charge or other Real Security Interest has been granted as a party to the Senior Financial Documents; or (b) require the Borrower to make any payment other than a payment having to be made to the relevant Lender under the Senior Financial Documents or in excess of such a payment, or grant any person greater rights than those granted to the relevant Lender under the Senior Financial Documents. It is expressly agreed that in the context of any assignment or collateral assignment referred to in this Article 14.7.1, the rights of the Assignor Lender under any Security Interests given as security for the rights assigned shall be automatically assigned to the assignee. 15.7.2 The restrictions on assignments by a Lender set out in any Senior Financial Document, notably in Article 15.3 (Assignment of rights or rights and obligations by a Lender), do not apply to assignments, collateral assignments, pledges or constitutions of Real Security Interests made in accordance with Article 14.7.1 above as well as to any assignment of rights under the Senior Financial Documents or securities issued by the securitisation vehicle, made by any central bank (including the Banque de France and the European Central Bank) or any federal reserve to a third party in connection with the realisation of a Real Security Interest created in accordance with Article 14.7.1 above. ARTICLE 16 - AGENT AND LENDERS - REFERENCE BANKS 16.1. Mandate 16.1.1 Each of the Lenders appoints the Agent, in accordance with Articles 1984 et seq. of the French Civil Code, as its agent to act in its name and on its behalf in connection with the Contract and to take any action and exercise all rights, powers and discretion expressly entrusted or delegated to it under the terms of the Contract, as well as those which would reasonably result therefrom. 16.1.2 Each of the Lenders irrevocably mandates the Agent, that accepts it, to represent it for all acts, notifications and formalities (except legal proceedings, both as plaintiff and defendant) concerning its relationship with the Obligees and any other Party under the Contract. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 99 - 16.1.3 The Agent shall only have the obligations, powers, duties, responsibilities and discretion expressly specified in the Contract. 16.1.4 The Agent may execute the Security Interest Documents and the Subordination Agreement (as well as any amendment to the Subordination Agreement), in the name and on behalf of the Lenders, who hereby grant it full powers to do so. 16.2. Duties of the Agent 16.2.1 The Agent’s duties under the Senior Financial Documents are exclusively of a technical and administrative nature. 16.2.2 If a Party delivers to the Agent the original or a copy of a document intended for another Party, the Agent shall transmit this document to the other Party as soon as possible. 16.2.3 Unless expressly anticipated otherwise in the Contract, the Agent shall have no obligation to review or verify the accuracy or completeness of any document received from one Party and transmitted to another Party. 16.2.4 If the Agent receives a notification from a Party which refers to this Contract and describes facts qualified in the notification as an Event of Default or Potential Event of Default, it shall inform the Finance Parties as soon as possible. 16.2.5 If the Agent becomes aware of the non-payment of an amount of principal, interest, late payment interest, indemnities, commissions, charges or incidentals due under this Contract to a Finance Party other than itself, it shall notify the other Finance Parties as soon as possible. 16.3. Role of the Mandated Arranger Unless specifically anticipated otherwise in the Senior Financial Documents, the Mandated Arranger shall have no obligations to the other Parties under or in respect of these documents. 16.4. Fiduciary duties 16.4.1 No provision of a Senior Financial Document shall confer upon the Agent or the Mandated Arranger the status of trustee or fiduciary. 16.4.2 Neither the Agent nor the Mandated Arranger shall be accountable to the Lenders following the receipt of any amount received for its own account. 16.5. Security Interests 16.5.1 The Security Interests may be constituted, registered, managed and enforced on behalf of the Lenders by the Agent. 16.5.2 For all acts relating to the management or enforcement of the Security Interests, the Agent shall act on the instructions of the Majority of the Lenders. 16.5.3 The proceeds of any realisation of the Security Interests shall be centralised by the Agent in accordance with the provisions of the Subordination Agreement. 16.5.4 The proceeds of any realisation of the Security Interests, after deduction of the sums due to the Agent, shall be allocated between the Lenders in proportion to their Commitments and in accordance with the provisions of the Subordination Agreement. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 100 - 16.6. Business relations with the Group The Agent and the Mandated Arranger may accept deposits from Group members, grant them loans and, more generally, may maintain any business relationship with Group members. 16.7. Agent’s rights and prerogatives 16.7.1 The Agent may legitimately rely on: (i) any statement, notification or document that appears to it to be reasonably authentic, accurate and duly authorised; and (ii) any statement made by a director, authorised representative or personnel of a person on matters of which that person may reasonably assume to have knowledge or to be able to verify. 16.7.2 The Agent may legitimately assume, in the absence of information to the contrary received in its capacity as agent of the Lenders, that: (i) any instruction received by it from the Majority of Lenders or a group of Lenders is validly given in accordance with the provisions of the Senior Financial Documents; and (ii) unless it has received notice of revocation, the instruction has not been revoked. 16.7.3 The Agent may legitimately assume, in the absence of information to the contrary received in its capacity as agent of the Lenders, that: (i) no Event of Default or Potential Event of Default has occurred (unless it has actual knowledge of an Event of Default referred to in Article 13.1.1 (Payment default)); and (ii) a right, prerogative, power or discretion belonging to a Party or group of Lenders has not been exercised. 16.7.4 The Agent may engage and remunerate legal advisors, accountants, analysts and other experts, rely on their advice and rely on the results of their services. 16.7.5 The Agent may act, in relation to the Senior Financial Documents, through its personnel or representatives. 16.7.6 The Agent may rely on the opinions or expert findings of any legal, accounting, tax, analyst or other professional advisors or experts (whether obtained by the Agent or any other Party) and shall not be liable for any damages, costs or losses suffered by any person, any decrease in value or any liability whatsoever arising from the use of these opinions or expert findings. 16.7.7 The Agent may disclose to any other Party any information that it reasonably believes to have received in its capacity as agent under this Contract. 16.7.8 Notwithstanding anything to the contrary in the Contract, the Agent and, as relevant, the ESG Coordinator and the ESG Agent shall have no obligation to do anything or refrain from doing anything if it would result in the breach of any law or regulation or of any fiduciary duty or duty of confidentiality.

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 101 - 16.7.9 Notwithstanding anything to the contrary in the Contract, the Agent shall not be obliged to use or risk its own funds or otherwise incur financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, prerogative or discretion, if it has reason to believe that repayment of these funds or adequate indemnification or guarantee for this risk or liability is not reasonably assured. 16.8. Instructions from the Majority of Lenders or unanimous Lenders 16.8.1 Unless otherwise stipulated in the Contract, and notably in Article 23 (Modifications), the Agent shall (i) exercise the rights conferred upon it as Agent in accordance with the instructions of the Majority of the Lenders or, as the case may be, the unanimous Lenders (or, if so instructed by the Majority of the Lenders or the unanimous Lenders shall refrain from exercising the rights conferred upon it in that capacity) and (ii) shall not incur any liability in respect of any act (or omission) if it acts (or refrains from acting) on the instructions of the Majority of the Lenders or, as the case may be, the unanimous Lenders. 16.8.2 Unless otherwise stipulated in the Contract, an instruction given by the Majority of the Lenders or, as the case may be, the unanimous Lenders shall be binding on all Finance Parties. 16.8.3 Until such time as it has received such guarantees as it may require to indemnify it against all costs, losses and liabilities (plus any VAT which may be due) which it may incur in complying with the instructions of the Majority of the Lenders or, as the case may be, the unanimous Lenders, the Agent shall be entitled to refrain from carrying out such instructions. 16.8.4 In the absence of instructions from the Majority of the Lenders or, as the case may be, the unanimous Lenders, the Agent is entitled to act (or refrain from acting) as it considers to be in the best interests of the Lenders. 16.8.5 The Agent shall not be entitled to act in the name and on behalf of a Lender in any legal or arbitration proceedings relating to the Contract, without having first received authority from the Lender to do so. 16.9. Responsibility for documentation The Agent and, as relevant, the ESG Agent: (i) are not responsible for the accuracy or completeness of any oral or written information obtained from the Obligees or any other person in relation to the Senior Financial Documents and transmitted by the Agent and, as relevant, the ESG Agent; (ii) are not responsible for the legality, validity, adequacy or enforceability of any rights under the Senior Financial Documents or any other instrument or document relating to or prepared in connection with the execution of the Senior Financial Documents; and (iii) are not responsible for determining whether any information provided or to be provided to a Finance Party constitutes non-public information, the use of which may be regulated or prohibited by laws or regulations applicable to insider dealing or otherwise. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 102 - 16.10. Exclusion of liability 16.10.1 Without prejudice to Article 16.10.2 below, the Agent and, as relevant, the ESG Agent shall not be liable: (i) for any damage, cost or loss suffered by any person, any decrease in value or any liability whatsoever resulting from acts or omissions made under or in connection with a Senior Financial Document, except in the case of gross negligence or wilful misconduct; (ii) as a result of exercising or refraining from exercising any right, power, prerogative or discretion conferred on it by, or in connection with, a Senior Financial Document or any other contract, deed or document entered into, prepared or signed with a view to, on account of or in connection with a Senior Financial Document, except in the case of gross negligence or wilful misconduct; (iii) without prejudice to the generality of Paragraphs (i) and (ii) above, for any damage, cost or loss suffered by any person, any decrease in value or any liability whatsoever arising from: (a) any action, event or circumstance beyond its reasonable control; or (b) the general risks of investing or holding assets in any jurisdiction, including (at each time and without limitation) such damages, costs, losses, decrease in value or liability resulting from: nationalisation, expropriation or any other governmental action; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of operations or the value of assets; interruption, failure or malfunction of a third party’s transportation, communication or computer systems; natural disasters or acts of God; war, terrorist acts, insurrections or revolutions; or strikes or industrial action. 16.10.2 No Party may invoke the liability of a corporate officer, personnel or representative of the Agent or the ESG Agent in connection with the liability of the Agent and, as relevant, the ESG Agent or for any act or omission in connection with the Senior Financial Documents. Such persons may avail themselves of the provisions of this Article 16.10. 16.10.3 The Agent shall not be liable for any delay in crediting an Account with any amount payable by it under the Contract (or for any consequences that may result from such delay) if it has taken all necessary steps, within a reasonable time, to comply with the rules and operating procedures of a recognised clearing or settlement system. 16.10.4 Nothing in the Contract shall oblige the Agent to carry out: (i) “know your customer” procedures or other checks on any person; or (ii) checks to determine the extent to which a operation relating to the Contract could be illegal for a Lender, Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 103 - on behalf of a Lender and each Lender confirms to the Agent that it is solely responsible for the checks that it is required to carry out and that it may not rely on the Agent’s statements relating to such checks. 16.11. Indemnification of the Agent by the Lenders Within three (3) Business Days of a request to that effect from the Agent, and in proportion to its share of the Overall Commitment under the Capex Loan, each Lender shall indemnify the Agent against all costs, losses and liabilities incurred by it in its capacity as Agent, except in case of gross negligence or wilful misconduct on its part and except where the Agent has been reimbursed by the Borrower in accordance with the provisions of the Contract. 16.12. Resignation of the Agent 16.12.1 The Agent may, upon notice to the other Finance Parties, resign and substitute any Affiliate of the Agent acting through its agency located in France. 16.12.2 The Agent may also inform the other Finance Parties and the Borrower of its intention to resign without, however, appointing a successor, in which case the Majority of Lenders, after consultation with the Borrower, may appoint its successor that shall not be incorporated or act through a Credit Agency located in a Non-Cooperative State or Territory. 16.12.3 If, within thirty (30) calendar days after the Agent has informed the Lenders of its intention to resign, the Majority of Lenders has not appointed a successor in accordance with Article 16.12.2 above, the Agent, after consultation with the Borrower, may appoint such successor (the new Agent must perform its duties through its branch located in France). 16.12.4 The Borrower may, with at least thirty (30) days of prior notice to the Agent, request that the Lenders replace the Agent and appoint a replacement Agent, when an amount due under a Senior Financial Document becomes non-deductible from the Borrower’s taxable income for French tax purposes, on the grounds that such amount is (i) paid or due to an Agent incorporated or acting through an agency located in a Non-Cooperative State or Territory or (ii) paid into an account opened in the name of this Agent in a financial institution located in a Non-Cooperative State or Territory. In this case, the Agent shall resign and a replacement Agent shall be appointed by the Majority of Lenders (after consultation with the Borrower) within thirty (30) days of the date of notification of the replacement. 16.12.5 The resigning Agent shall make available to its successor, at its own expense, all documents, books and assistance that the successor may reasonably request for the purposes of fulfilling its duties as Agent under the Contract. 16.12.6 The Agent’s resignation shall only take effect upon the appointment of its successor and the latter’s acceptance of this appointment. 16.12.7 Upon the appointment of its successor and the acceptance of this appointment by the latter, the resigning Agent shall be discharged of all obligations under the Contract but shall still be able to rely on the provisions of Article 16 (Agent and Lenders - Reference Banks). The legal relationship between the Agent’s successor and each of the other Parties shall be the same as it would have been if the Agent’s successor had been a Party from the outset. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 104 - 16.12.8 After consultation with the Borrower, the Majority of Lenders may ask the Agent to resign under the conditions set out in Article 16.12.2 above. Once informed by the Majority of Lenders, the Agent shall resign under the conditions set out in Article 16.12.2 above. 16.12.9 The Agent shall resign in accordance with Article 16.12.2 above (and, if applicable, shall take reasonable steps to appoint a successor Agent in accordance with Article 16.12.2 above) if on or after the date that is three (3) months prior to the earliest FATCA Application Date in respect of a payment to the Agent under the Senior Financial Documents, either: (i) the Agent does not respond to a request under Article 10.7 (FATCA Information) and a Lender or the Borrower has reasonable grounds to believe that the Agent shall not be (or shall have ceased to be) a FATCA Exempt Party on or after such FATCA Application Date; (ii) the information provided by the Agent in accordance with Article 10.7 (FATCA Information) demonstrates that the Agent shall not be (or shall have ceased to be) a FATCA Exempt Party on or after such FATCA Application Date; or (iii) the Agent informs the Borrower and the Lenders that it shall not be (or shall have ceased to be) a FATCA Exempt Party on or after such FATCA Application Date, and (in each case) a Lender or the Borrower has reasonable grounds to believe that a Party shall be required to carry out a FATCA Withholding Tax which would not have been required if the Agent were a FATCA Exempt Party, and this Lender or the Borrower, by notice to the Agent, requests the Agent to resign. 16.13. Credit analysis Without prejudice to the liability of the Obligees for the information provided by them or on their behalf in connection with the preparation and negotiation of the Senior Financial Documents, each Lender confirms to the Mandated Arranger, the Agent, the ESG Coordinator and the ESG Agent that it has carried out its own analysis, under its own responsibility, independently and on its own behalf, of the risks arising from the Senior Financial Documents and notably as regards: (i) the financial situation, status and characteristics of the Group members; (ii) the legality, validity, adequacy and enforceability of the rights under the Senior Financial Documents and any other instrument or document relating to or prepared in connection with the execution of the Senior Financial Documents; (iii) the remedies, and notably the nature and extent thereof, which the Lender may have against the Obligees or any of their assets under the Senior Financial Documents, the operations contemplated therein or the other agreements or documents relating to or prepared with a view to the execution of the Senior Financial Documents; and (iv) the adequacy, accuracy and/or completeness of the information provided by the Agent, the Mandated Arranger, the ESG Coordinator, the ESG Agent, any Party or any other person in connection with the Senior Financial Documents, the operations arranged by them or any other agreement, understanding or document relating to or prepared in connection with the execution of the Senior Financial Documents.

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 105 - 16.14. Confidentiality 16.14.1 The Agent, in the performance of its duties as Agent, shall be deemed to be acting through a separate department responsible for the performance of those duties. This department shall be considered as an entity independent of the Agent’s other departments. 16.14.2 Any information received by another service or department of the Agent may be considered as having been received in confidence. The Agent shall then be deemed not to have been informed. 16.15. Relations with Lenders 16.15.1 Unless at least five (5) Business Days of notice to the contrary is received from a Lender in accordance with the provisions of the Contract, the Agent may deem the person appearing in its books as a Lender at the time of opening of business on any day (at the main office of the Agent as it may notify the Finance Parties at any time) to be a Lender acting through its Credit Agency: (i) entitled to receive or required to make any payment due under the Senior Financial Documents on the relevant day; and (ii) authorised to receive and act in respect of any notice, request, document or other communication and to make any decision or determination in respect of the Senior Financial Documents on any particular day. 16.15.2 A Lender may, by notice to the Agent, designate a person to receive on its behalf any notice, communication, information or document to be given or transmitted to this Lender under the Senior Financial Documents. Such notice shall include the address, e-mail address or other electronic means to the extent that communications by e-mail are permitted under Article 20 (Notices) and/or any other information required to enable the transmission of information by such means (and, as relevant, the name of the department or officer to whom the communication is addressed) and shall be deemed to be notice of a change of address, e- mail address (or other information), department and officer by this Lender for the purposes of Article 20.2 (Addresses). The Agent may then treat the designated person as being entitled to receive any notice, communication, information or document as if that person were the Lender. 16.16. Deductions made by the Agent The Agent may, after notice to a Party, deduct any amount owed to it by that Party under the Senior Financial Documents (other than in respect of the repayment or payment by an Obligee of an amount owed to a Lender under the Senior Financial Documents) from any amount owed by the Agent to that Party under the Senior Financial Documents, and apply the amount so deducted to the payment of the amount owed to the Agent. For the purposes of the Senior Financial Documents, the other Party shall be deemed to have received the full amount deducted. 16.17. Role of the Reference Banks 16.17.1 No Reference Bank is under any obligation to provide the Agent with an interest rate or any other information. 16.17.2 No Reference Bank, in this capacity, shall be held liable for any action that it takes in respect of or in connection with a rate determination, except in the case of gross negligence or wilful misconduct. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 106 - 16.17.3 No Party (other than the Reference Bank concerned) may engage the liability of a corporate officer, personnel or representative of any of the Reference Banks in respect of a claim against it or for any act or omission in connection with a determination of the rate by a Reference Bank. Such persons may avail themselves of the provisions of this Article 16.17. 16.18. Other business relations No stipulation in the Contract: (i) prevents a Finance Party from managing its affairs (fiscal or otherwise) as it sees fit; (ii) obliges any Finance Party to claim any credit or rebate, exemption or repayment to which it is entitled or to enquire as to the possibility of obtaining any such credit or repayment; and (iii) obliges a Finance Party to disclose any information (of a tax or other nature) relating to its business or to the calculation of the Taxes to which it is subject. ARTICLE 17 - EQUALISATION OF PAYMENTS 17.1. Equalisation provisions 17.1.1 If a Lender receives a sum under the Contract, other than in accordance with Article 18 (Payment provisions) of the Contract and in any manner whatsoever, notably as a result of a direct payment, a set-off or a merger of accounts, and if such payment is greater than the payment that it should have received pursuant to the rules for the allocation of payments under the Contract described in Article 18 (Payment provisions), the relevant Lender shall immediately notify the Agent and the Agent shall immediately determine the share of this payment to be received by each of the Lenders under the Contract. 17.1.2 The Lender having benefited from this payment must then immediately return the overpayment to the Agent so that the Agent can redistribute to the other Lenders the share due to them in such a way that each Lender retains a share of the said payment in proportion to its claim. 17.1.3 As between the Lender receiving the payment and the Obligee in question, the surplus paid to the Agent shall be deemed not to have been paid to the said Lender. 17.2. Obligation of redistribution by Lenders If subsequently, by virtue of a court decision or the provisions of the law or of any applicable regulation, the Lender receiving a payment is required to repay or remit to an Obligee the payment thus received, each Lender having received part of the excess payment in accordance with the above stipulations undertakes to immediately repay to the receiving Lender, at its first request, the amount that it would have thus received increased, as relevant, by any interest at a rate sufficient to enable the receiving Lender itself to pay the interest that it would be required to pay in respect of the said payment. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 107 - ARTICLE 18 - PAYMENT PROVISIONS 18.1. Payments 18.1.1 Unless otherwise stipulated in the Contract, all amounts to be made available to the Borrower by the Lenders shall be made in Euros by transfer to the credit of the Agent’s account opened in its books as indicated by the Agent to the Parties in question, it being specified that the said account shall not be opened in a Non-Cooperative State or Territory. 18.1.2 Unless otherwise stipulated in the Contract, any amount owed by the Borrower to the Lenders and the Agent under the Contract shall be paid to the Agent, in Euros, at the value of the day of payment, in immediately available funds, by deduction from the Borrower’s account opened in the books of the Agent, the details of which shall be communicated by the Agent to the Borrower. To this end, the Borrower hereby gives the Agent an irrevocable authorisation to debit the aforementioned account opened in the books of the Agent for any amount owed by the Borrower to the Agent and the Lenders under the Contract. 18.1.3 The Party having given an order for a transfer into the Agent’s account must notify the Agent by e-mail no later than 11 AM (Paris time) on the day of the transfer. 18.1.4 The Agent shall pay the amount in question, value of the payment day, to the Party to whom this amount is due, into the account that this Party shall have notified to the Agent, up to the amount received by the Agent. 18.1.5 However, it is specified that any amount to be paid to the Lenders shall only be paid to the extent of the Lenders’ share of the amounts collected by the Agent. 18.1.6 The Lenders undertake that their Credit Agency shall not be opened in a Non-Cooperative State or Territory. 18.2. Return of funds by the Agent 18.2.1 If any sum is to be paid to the Agent on behalf of another Party under the Contract, the Agent shall not be obliged to pay such sum (or to enter into or perform any foreign exchange contract relating thereto) until it has been able to verify to its satisfaction that it has in fact received the said sum. 18.2.2 If it transpires that the Agent has paid a sum of money to a Party before having itself received this sum, the Party shall, at the Agent’s request, immediately repay the Agent. The repayment shall be increased by interest for the period between the payment date and the repayment date, calculated at a rate corresponding to the Agent’s refinancing cost. 18.2.3 The receipt of this interest shall in no event constitute a waiver of the rights of the Party which should have received the amount against the Party which has not paid it. 18.2.4 The above provisions shall not be construed as constituting any commitment on the part of the Agent to make advances of amounts not received. 18.3. Calculation basis Interest, late payment interest, commissions and other amounts established on an annual basis, payable in performance of the Contract, shall be calculated for the exact number of days elapsed during the period in question (including the first day of the period and excluding the last day of the period) and on the basis of a year of three hundred and sixty (360) days. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 108 - 18.4. Business Day Agreement Any repayment of principal, payment of interest, late payment interest, indemnities, costs and incidentals or commission due on a non-Business Day shall be postponed to the next Business Day (and shall bear interest in respect of this postponement period), unless (i) the postponement results in the payment day being postponed to the following calendar month, in which case the payment day shall be the last Business Day of the current month, and (ii) the postponement results in a Final Repayment Date being passed, in which case the payment day shall be the preceding Business Day. 18.5. Allocation of payments 18.5.1 If the Agent receives a payment from an Obligee which is less than the amounts then due under the Senior Financial Documents, it shall apply the amount to the satisfaction of the obligations of the said Obligee under the Senior Financial Documents in the following order: (i) firstly, pro rata payment of any unpaid amounts due to the Agent under the Senior Financial Documents; (ii) secondly, pro rata payment of accrued interest and commission due and unpaid under this Contract; (iii) thirdly, pro rata payment of any principal amount due and unpaid under this Contract; and (iv) fourthly, pro rata payment of any other sums due and unpaid under the Senior Financial Documents. 18.5.2 Article 18.5.1 above shall prevail over any payment charge made by the Obligees. 18.6. Agent’s accounts The Agent shall open in its books, in accordance with its usual practices, one or more accounts summarising the amounts of principal, interest, late payment interest, commissions, penalties, indemnities, expenses and incidentals owed by the Borrower to each Lender under the Contract. The Agent shall credit the said account(s) with the principal amount and the amounts of interest, late payment interest, commissions, penalties, indemnities, expenses and incidentals paid to each Lender as a result of any payment or repayment made by the Borrower under the Contract. The Agent undertakes not to open these accounts in a Non-Cooperative State or Territory. 18.7. Lenders’ accounts Each Lender may, as relevant, open and maintain in its books, in accordance with its usual practice, one or more accounts which shall be debited with each amount lent by it under the Contract and credited with each repayment of principal made under the Contract. Each Lender shall also keep a statement of the interest and other sums received by it in performance of the Contract, in accordance with its usual practice. Each Lender undertakes not to open such accounts in a Non-Cooperative State or Territory. 18.8. Nature of operations Operations resulting from the conduct of the Contract are excluded from any current accounts that the Obligees may have with the Agent and the Lenders. The accounts kept with the Agent and the Lenders referred to in Articles 18.6 (Agent’s Accounts) and 18.7 (Lenders’ Accounts) for the purpose of recording the operations carried out in performance of the Contract shall constitute mere accounting instruments and shall not reflect the legal effects attached to the current account.

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 109 - 18.9. Determinations by the Agent In the absence of manifest error, all calculations, determinations or charges made by the Agent in application of the provisions of the Contract relating to an interest rate or an amount due under the Contract shall be binding on all Parties. ARTICLE 19 - OFFSET 19.1. Offset by the Lenders Any Lender (including the Agent in its capacity as Agent) may, at any time, without the prior consent or notice of the Obligees, set off any sums owed and unpaid by the Obligees under the Senior Financial Documents against any sums held by the Lender on behalf of the Obligees or owed by the Lender to the Obligees and which are then deemed to be due and payable. If these sums are denominated in different currencies, the Lender in question may convert one or other of them at the market exchange rate in accordance with its usual practices for the purposes of compensation. Any Lender who has made a set-off must so inform the Obligees. 19.2. Prohibition of set-off by the Obligees All payments to be made by the Obligees under the Contract shall be made without set-off against any sum owed to them by one of the Finance Parties, which the Obligees undertake not to do. ARTICLE 20 - NOTICES 20.1. Provisions 20.1.1 All notices, requests or communications that may or must be made in performance of the Contract between the Agent, on the one hand, and the Obligees, on the other hand, shall be made in writing and, unless otherwise stipulated in the Contract, sent by ordinary letter, by registered letter with acknowledgement of receipt, by electronic mail (subject to the stipulations below) (subject to any stipulation in the Contract expressly requiring another method of communication); these notifications shall be effective and shall take effect (i) in the case of a simple letter, when it has been deposited at the correct address, (ii) in the case of a registered letter with acknowledgement of receipt, on the date of first presentation and (iii) in the case of an electronic mail, on the day of its transmission to the electronic mail address in question if this day is a Business Day and if it has been transmitted before five (5) PM (Paris time) or on the next Business Day if this is not the case. 20.1.2 Notices between the Agent and the Lenders shall be made by any means at their convenience. 20.2. Addresses Any notification, request or communication to be made, and/or any document to be delivered, by one Party to another Party pursuant to the Contract shall be made and delivered to the postal address or, as relevant, the electronic address indicated in Appendix 5 (Notification addresses) or to any other address that may subsequently be notified by this Party to the other Parties. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 110 - ARTICLE 21 - EXERCISE OF RIGHTS - NON-WAIVER - UNPREDICTABILITY 21.1 All the rights or remedies conferred on a Finance Party by the Contract or by any other document issued in performance of or in connection with the Contract, such as the rights deriving for them from the law (subject to the stipulations of Article 21.2 below), are cumulative, not exclusive of the rights and remedies provided by the law and may be exercised at any time. The fact that a Finance Party does not exercise a right or remedy or exercises it partially or late shall not constitute a waiver of that right or remedy, and shall not prevent a Finance Party from exercising it again in the future or from exercising any other right or remedy. 21.2 Each Party hereby agrees to waive the provisions of Article 1195 of the French Civil Code in respect of its obligations under the Senior Financial Documents and waives its right to rely on the provisions of the said Article. ARTICLE 22 - PARTIAL NULLITY - LAPSE 22.1 If any provision of the Contract is or becomes illegal, invalid or unenforceable, this shall not affect the legality, validity or enforceability of the other provisions of the Contract. 22.2 If, at any time, the Contract becomes null and void in application of article 1186 of the French Civil Code, this nullity shall only apply to the future and shall have no retroactive effect. In addition, the Borrower shall become liable to the Lenders for (i) Drawdowns, (ii) accrued interest, (iii) fees, commissions and other sums accrued or already due and (iv) as relevant, any Costs of Reuse, with all of these amounts being determined on the date on which one of the Parties notifies the other of its intention to invoke the lapse. 22.3 The Parties expressly acknowledge that in such an event, this Article, as well as Article 7.3 (Late payment interest),Article 24 (Confidentiality of Rate Determinations by the Reference Banks), Article25 (Confidentiality of information) and Article 26 (Applicable law - Competent jurisdiction), as well as any clauses of the Contract which by their nature are intended to survive the termination of the Contract for any reason whatsoever, shall continue to be effective. ARTICLE 23 - MODIFICATIONS 23.1. Modifications - Agreement of the Lenders 23.1.1 Subject to Article 23.4 (Replacement of the Screen Rate), the Agent, acting on the instructions of the Majority of Lenders, may agree with the Obligees (and/or with any other Party to the Contract, as the case may be) regarding any modification of the Contract or waiver of any provision of the Contract, it being specified, however, that no modification or waiver of: (i) the extension of the Final Repayment Date of a Capex Loan Tranche; (ii) the postponement of the date of payment of, the waiver or reduction of any sum due under the Senior Financial Documents (including any waiver (in whole or in part) of a mandatory repayment, in whole or in part, of the Capex Loan (including in the event that the fact or event possibly giving rise to a case of mandatory repayment referred to above has not yet occurred)); (iii) an increase of the Overall Commitment; Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 111 - (iv) subject to the provisions of Articles 6.5.7 (Illegality of the increase of payments), 6.5.8 (Illegality of a Lender’s obligations) and 6.2.2 (Voluntary early repayment of the Capex Loan in the event of application of Article 10), any provision of the Contract providing that a payment, repayment or waiver of a Capex Loan Tranche must be made pro rata to the Commitments of the Lenders in that Capex Loan Tranche; (v) unless the mechanism for adjusting the Applicable Margins anticipated in Article 7.5 (Adjustment of Applicable Margins) is applied, the reduction of the Applicable Margin and, more generally, of the interest, commissions or indemnities provided for under the Contract; (vi) any change of the currency of payment under the Contract; (vii) a change of identity of an Obligee; (viii) (a) the waiver of the benefit of all or part of the Security Interests or the commitment to release the Security Interests or (b) the pari passu sharing of all or part of the Security Interests otherwise than in accordance with the terms of the Senior Financial Documents; (ix) the definition of “Change of Control”, “Majority of Lenders”, “Sanctioned Country”, “Person”, “Sanctioned Person” or “Sanctions” set out in Article 1 (Definitions); (x) a stipulation of the Contract or another Senior Financial Document, expressly requiring the consent of each Lender; (xi) Article 2.2 (Lender Participation Rules),Article 3 (Purpose),Article 7 (Interest and late payment interest) (unless the modification results from the implementation of the provisions of Article 23.4 (Replacement of the Screen Rate)), Article 11.27 (Anti- money laundering and anti-corruption), Article 11.28 (Sanctions), Article 12.1.12 (Sanctions, anti-corruption and anti-money laundering), Article 12.3.17 (Sanction, anti- money laundering and anti-corruption),Article 15 (Benefit of the Contract), Article 18.5 (Allocation of payments), this Article 23.1 and Article 26 (Applicable law - Competent jurisdiction); may not be decided without obtaining the unanimous agreement of the Lenders with an interest in the relevant Capex Loan Tranche(s) and, as relevant, of the Lender(s) in question if the said modification or waiver affects (in any way, directly or indirectly) its (their) rights or interests. 23.1.2 Unless otherwise stipulated in the Contract, an instruction by the Majority of the Lenders shall be binding on all Finance Parties. 23.2. Agent’s consent Notwithstanding any contrary stipulation, no modification of the rights and obligations of the Agent may be decided without its express consent. 23.3. Agent’s power 23.3.1 The Agent, duly authorised pursuant to this Article 23, shall have all powers of the Lenders to enter into any amendment (including the ESG Criteria Amendment), grant any waiver, consent or approval (i) required under the terms of the Contract accepted by the unanimous Lenders or the Majority of the Lenders, as the case may be, or (ii) to rectify any purely technical errors in the Senior Financial Documents, and to execute all documents relating thereto in the name and on behalf of the Lenders, which the Lenders hereby accept. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 112 - 23.3.2 The Agent may give full and final release of (i) any Security Interest after full repayment and payment of all sums due in respect of the obligations secured by such Security Interest and full discharge of the Lenders’ commitments under the Senior Financial Documents and (ii) any Security Interest for which the release is authorised in accordance with the provisions of Article 23.1.1.(viii) above, which the Lenders hereby accept. 23.4. Replacement of the Screen Rate 23.4.1 If a Screen Rate Replacement Event has occurred, the Parties shall meet in order to enter into an amendment or waiver agreement allowing: (i) the introduction of a Replacement Index; and/or (ii) (a) consistency between any provision of the Senior Financial Documents and the use of this Replacement Index; (b) this Replacement Index to be used for the calculation of the interest rate under this Contract (including, without limitation, any consequential changes necessary to permit the use of this Replacement Index under the Contract); (c) implementation of the market conventions applicable to this Replacement Index; (d) implementation of appropriate fallback (and market disruption) arrangements for this Replacement Index; or (e) the adjustment of prices (including the Applicable Margin and its adjustments) in order to reduce or eliminate, insofar as possible, any transfer of economic value from one Party to another as a result of the application of this Replacement Index (and if an adjustment or calculation method of an adjustment has been officially designated or recommended by the Relevant Designating Body, the adjustment shall be determined on the basis of this designation or recommendation). 23.4.2 This amendment or waiver may be entered into with the consent of the Agent, the Majority of the Lenders and the Borrower. ARTICLE 24 - CONFIDENTIALITY OF RATE DETERMINATIONS BY THE REFERENCE BANKS 24.1. Confidentiality The Agent and the Obligees agree to keep confidential each Financing Rate and each Reference Bank Rate (and, in the case of the Agent, each Reference Bank Rate Determination) and not to disclose any Financing Rate, Reference Bank Rate or Reference Bank Rate Determination to any person except in the cases authorised by Article 24.2. 24.2. Authorised communications 24.2.1 The Agent may, without prejudice to the provisions of article L.511-33 of the French Monetary and Financial Code, communicate a Financing Rate and the Reference Bank Rate (but no Reference Bank Rate Determination) to the Obligees.

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 113 - 24.2.2 The Agent may, without prejudice to the provisions of Article L.511-33 of the French Monetary and Financial Code, communicate a Financing Rate or a Reference Bank Rate Determination to any person appointed by the Agent to provide administrative services in relation to one or more Senior Financial Documents to the extent necessary to enable such service provider to provide these services if this service provider has signed a confidentiality commitment substantially in the form of the LMA (Loan Market Association) model confidentiality commitment used with administrative/settlement service providers or any other form of confidentiality commitment agreed between the Agent and the relevant Lender or, as the case may be, the relevant Reference Bank. 24.2.3 The Agent may, without prejudice to the provisions of Article L.511-33 of the French Monetary and Financial Code, communicate a Financing Rate or a Reference Bank Rate Determination, and the Obligees may communicate a Financing Rate, to: (i) its Affiliates, as well as its officers, directors, employees, professional advisors, statutory auditors, shareholders and representatives, if the persons to whom the Financing Rate or Reference Bank Rate Determination is disclosed under this Paragraph (i) are advised in writing of its confidential nature and of the fact that such information may constitute inside information; it being specified that there shall be no obligation to so inform these persons if they are subject to professional secrecy or are otherwise bound by confidentiality obligations in respect of this Financing Rate or Reference Bank Rate Determination; (ii) any person to whom the information must be disclosed by or at the request of a court or tribunal of competent jurisdiction, a governmental, banking, tax or other regulatory authority or any other similar entity, the rules of any relevant stock exchange or in accordance with applicable law or regulation if the person to whom the Financing Rate or the Reference Bank Rate Determination is disclosed is advised in writing of its confidential nature and that such information may constitute inside information; it being specified that there shall be no obligation to so inform this person if, in the opinion of the Agent or an Obligee, as the case may be, it is not possible to do so in the circumstances; (iii) any person to whom the information is to be disclosed in connection with or for the purposes of any litigation, arbitration, administrative or other enquiry, proceeding or dispute if the person to whom the Financing Rate or the Reference Bank Rate Determination is disclosed is advised in writing of its confidential nature and of the fact that such information may constitute inside information; it being specified that there shall be no obligation to so inform this person if, in the opinion of the Agent or an Obligee, as the case may be, it is not possible to do so in the circumstances; and (iv) any person with the consent of the relevant Lender or the relevant Reference Bank, as the case may be. 24.2.4 The Agent’s obligations under this Article 24 relating to Rate Determinations by a Reference Bank are without prejudice to its disclosure obligations under Article 7 (Interest and late payment interest) provided that the Agent does not include in its disclosures details of a Reference Bank Rate Determination. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 114 - 24.2.5 The Agent and the Obligees acknowledge that each Financing Rate and each Reference Bank Rate (and, in the case of the Agent, each Reference Bank Rate Determination) constitutes or is likely to constitute inside information and that its use may be regulated or prohibited by applicable law, including insider trading and market abuse laws, and the Agent and the Obligees undertake not to use any Financing Rate or Reference Bank Rate (and, in the case of the Agent, any Reference Bank Rate Determination) for any unlawful purpose. ARTICLE 25 - CONFIDENTIALITY OF INFORMATION 25.1. Confidential information The Finance Parties agree to maintain the confidentiality of all Confidential Information, not to disclose any Confidential Information to any person except as permitted by Article 25.2, and to ensure that all Confidential Information is protected by security measures and care equivalent to those applied to its own confidential information. 25.2. Communication of Confidential Information A Finance Party may, without prejudice to the provisions of article L.511-33 of the French Monetary and Financial Code, communicate: (i) to its Affiliates or (if the Finance Party is a fund) its management company, its advisory company and its investors and potential investors, its investment advisors and their officers, directors, employees, professional advisors, statutory auditors, custodians, shareholders, co-contractors in charge of back-office operations, insurers, reinsurers and representatives any Confidential Information that this Finance Party considers appropriate, if the persons to whom the Confidential Information is communicated under this Paragraph (i) are notified in writing of its confidential nature and of the fact that all or part of this Confidential Information may constitute inside information; it being specified that there shall be no obligation to so inform such persons if they are subject to professional secrecy or are otherwise bound by confidentiality obligations in respect of Confidential Information; (ii) to its investors in the case of a securitisation mutual fund or an economic loan fund, and to their officers, directors, employees, professional advisors, statutory auditors, shareholders and representatives, any Confidential Information that this Finance Party considers appropriate, provided that such investors have undertaken to respect the confidentiality of any Confidential Information that they receive in their capacity as investors in these funds; (iii) to any person: (a) to whom (or through whom) it assigns (or may potentially assign) all or part of its rights or its rights and obligations under one or more Senior Financial Documents, and to this person’s Affiliates, representatives and professional advisors; Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 115 - (b) with whom (or through whom) it enters into (or may potentially enter into), directly or indirectly, a sub-participation operation in relation to one or more Senior Financial Documents and/or an Obligee, or any other operation pursuant to which payments are to be made or may be made by reference to one or more Senior Financial Documents and/or an Obligee, and such person’s Affiliates, representatives and professional advisors; (c) designated by a Finance Party or by a person to whom Paragraphs (iii)(a) or (iii)(b) above apply in order to receive communications, notices, information or documents communicated in accordance with the Senior Financial Documents on its behalf; (d) which invests in or finances (or may potentially invest in or finance), directly or indirectly, a operation referred to in Paragraphs (iii)(a) or (iii)(b) above; (e) to whom information must be disclosed by or at the request of a court of competent jurisdiction, a governmental, banking, tax or other regulatory authority or other similar entity, the rules of any relevant stock exchange or in accordance with applicable law or regulation; (f) to whom and for the benefit of whom this Finance Party grants (or may grant) an assignment, pledge, charge or other Real Security Interest in accordance with Article 15.7 (Real Security Interests/Assignments relative to Lenders’ Rights) including a federal reserve or central bank (including, for the avoidance of doubt, the European Central Bank) for the benefit of (or through) which it creates a Real Security Interest in accordance with Article 15.7 (Real Security Interests/Assignments relative to Lenders’ Rights) and any federal reserve or central bank (including, for the avoidance of doubt, the European Central Bank) may disclose such Confidential Information to a third party to whom it assigns (or may potentially assign) rights under the Senior Financial Documents or the securities issued by the special purpose vehicle in connection with the realisation of this Real Security Interest; (g) to whom the information must be communicated as part of or for the purposes of a dispute, arbitration, administrative or other enquiry, proceeding or litigation; (h) which is a Party; or (i) with the consent of the Obligees; in each case, any Confidential Information that this Finance Party considers appropriate if: (A) with regard to Paragraphs (iii)(a), (iii)(b) and (iii)(c) above, the person to whom the Confidential Information is disclosed has signed a confidentiality commitment, it being specified that this person shall not be required to sign a confidentiality commitment if this person is a professional advisor and is subject to professional secrecy with regard to the Confidential Information; Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 116 - (B) in relation to Paragraph (iii)(d) above, the person to whom the Confidential Information is disclosed has signed a confidentiality commitment or is otherwise bound by confidentiality obligations in relation to Confidential Information received by this person and is aware that all or part of this Confidential Information may constitute inside information; (C) with respect to Paragraphs (iii)(e), (iii)(f) and (iii)(g) above, the person to whom the Confidential Information is disclosed shall be advised of its confidential nature and of the fact that all or part of this Confidential Information may constitute inside information; it being specified that there shall be no obligation to so inform these persons if, in the opinion of this Finance Party, it is not possible to do so in this circumstances; (iv) any person appointed by this Finance Party or by a person to whom Paragraphs (iii)(a) or (iii)(b) above apply to provide administrative or settlement services in relation to one or more Senior Financial Documents, notably including, in relation to the negotiation of the participations in the Senior Financial Documents, any Confidential Information which must be disclosed in order to enable this service provider to provide any of the services referred to in this Paragraph (iv) if this service provider has signed a confidentiality commitment in a form agreed between the Obligees and the relevant Finance Party; (v) any rating agency (and its professional advisors), any insurance company or insurance broker, or any credit insurer, any Confidential Information which must be disclosed in order for this rating agency to continue its normal rating activities in respect of the Senior Financial Documents and/or an Obligee, if the rating agency to which the Confidential Information is disclosed is advised of its confidential nature and of the fact that all or part of this Confidential Information may constitute inside information; or (vi) to any financial information agency for the purposes of league tables relating to the main characteristics of the Capex Loan (including the name and registered office of the Obligees, the name and role of the Finance Parties, the type of operation, the type, purpose, currency and use of the Capex Loan, the Signature Date, the sector and area of activity of the Group, the Overall Commitment, the law applicable to the Contract and the duration of the Capex Loan). The Parties expressly acknowledge that league table information collected by a financial information agency may be communicated to any user of its services in accordance with the usual terms and conditions of that financial information agency. 25.3. Entire agreements Without prejudice to the provisions of Article L.511-33 of the French Monetary and Financial Code, this Article 25 represents the entire agreement between the Parties with respect to the obligations of the Finance Parties relating to Confidential Information under the Senior Financial Documents and replaces any other agreement, express or implied, relating to Confidential Information.

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D

25.4. Inside information

Each Finance Party acknowledges that all or part of the Confidential Information constitutes or may constitute inside information and that the use of this information may be regulated or prohibited by applicable law, including laws relating to insider trading and market abuse, and each Finance Party undertakes not to use any Confidential Information for illegal purposes.

25.5. Communication notification

Each Finance Party agrees (within the limits authorised by law or regulation) to inform the Obligees:

(i) of the circumstances of any disclosure of Confidential Information pursuant to Paragraph (iii)(e) of Article 25.2, except when this disclosure is made to one of the persons referred to in that Paragraph in the normal course of the supervisory or regulatory functions of the latter; and

(ii) as soon as it becomes aware that Confidential Information has been disclosed in breach of this Article 25.

25.6. Maintaining of obligations

The obligations under this Article 25 shall continue in full force and effect, and shall notably survive for a period of twelve (12) months from the earlier of the following two dates, and each Finance Party shall remain bound by such obligations for the same period:

(i) the date on which all amounts due by the Borrower under or in respect of the Contract have been paid in full and all Commitments have been terminated or ceased to be available; and

(ii) the date on which that Finance Party ceases to be a Finance Party.

25.7. Other business relations

No stipulation of this Contract:

(i) prevents a Finance Party from managing its affairs (fiscal or otherwise) as it sees fit;

(ii) obliges any Finance Party to claim any credit or rebate, exemption or repayment to which it is entitled or to enquire as to the possibility of obtaining any such credit or repayment; or

(iii) obliges a Finance Party to disclose any information (of a tax or other nature) relating to its business or to the calculation of the Taxes to which it is subject.

25.8. DAC6

Nothing in any of the Senior Financial Documents prevents the disclosure of Confidential Information or other information, in particular information as to how a tax advantage may be obtained, to the extent that this disclosure, if prevented, would cause an operation to become an arrangement described in Part II A 1 of Appendix IV to DAC6 or in the provisions of French law implementing Part II A 1 of Appendix IV to DAC6.

202720363_1 - 117 -

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D

25.9. Protection of personal data

25.9.1 Each of the Parties undertakes to comply with the regulations in force applicable to the processing of personal data, in particular Law n° 78-17 of 6 January 1978 as amended and updated, and the General Data Protection Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of individuals with regard to the processing of personal data and on the free movement of such data, and repealing Directive 95/46/EC (the "**Applicable Data Protection Regulations**").

25.9.2 The personal data collected under the Contract concern natural persons, notably beneficial owners (shareholders, partners, beneficial owners, etc.), legal representatives and agents, including the representatives and agents of the Lenders. This collection and the resulting processing are necessary for the performance of the Contract, to comply with legal and regulatory obligations and for the purposes described in the information notice, available via the links below.

25.9.3 The Obligees undertake to inform the natural persons referred to in Article 25.9.2, with the exception of the representatives and agents of the Lenders, of the Lenders' personal data protection policy. Information on the processing of personal data by Lenders is available at the following addresses:

Lender	Postal address / Website
Arkéa Banque Entreprises et Institutionnels	https://site.arkea-banque-ei.com/vie-privee-2/
BNP Paribas	https://banqueentreprise.bnpparibas/fr/protection-des-donnees-personnelles
Crédit Lyonnais	https://www.lcl.fr/politique-protection-des-donnees
Other Lender	At the address indicated in the relevant Deed of Assignment.

ARTICLE 26 - APPLICABLE LAW - COMPETENT JURISDICTION

26.1. Applicable law

This Contract is governed by French law.

26.2. Competent jurisdiction

Any dispute relating to the validity, interpretation or performance of the Contract shall be brought exclusively before the PARIS COMMERCIAL COURT (or, if applicable, the Paris Economic Affairs Tribunal).

ELECTRONIC SIGNATURE OF THE CONTRACT

The Parties have agreed to sign the Contract by electronic signature within the meaning of the provisions of Articles 1367 et seq. of the French Civil Code using the DocuSign service (in accordance with the "DS Avancée UE" signature process) and consequently declare that the electronic version of the Contract constitutes the original document and is perfectly valid between them.

202720363_1 - 118 -

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D

The Parties declare that the Contract in its electronic form constitutes literal proof within the meaning of article 1367 of the French Civil Code and has the same evidential value as a written document on paper in accordance with article 1366 of the French Civil Code and may be validly invoked against them.

The Parties therefore undertake not to contest the admissibility, enforceability or evidential value of the Contract signed in electronic form.

THE GUARANTOR AND THE BORROWER:

RAYONIER A.M. FRANCE
In the capacity of Guarantor
By: Mrs. Estelle CASTEX HIREL, duly authorised for the purposes hereof

RYAM BIONOVA
In the capacity of Borrower
By: Mrs. Estelle CASTEX HIREL, duly authorised for the purposes hereof

FINANCIAL PARTIES:

CREDIT LYONNAIS
In the capacity of Mandated Arranger, Agent, ESG Agent, ESG Coordinator and Lender By: Mr. Ivan PIQUERAS, duly authorised for the purposes hereof

ARKEA BANQUE ENTREPRISES ET INSTITUTIONNELS
In the capacity of Lender
By: Mr. Séverin PETITGAS, duly authorised for the purposes hereof

BNP PARIBAS
In the capacity of Lender
By: Mr. Jean-Marie SARREMEJEAN and Mr. Frédéric PEZ, duly authorised for the purposes hereof

202720363_1

- 119 -

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D

APPENDIX 1 - LIST AND COMMITMENTS OF THE LENDERS

Lenders	Capex Loan	
	Capex Loan Tranche A	Capex Loan Tranche B
ARKEA BANQUE ENTREPRISES ET INSTITUTIONNELS	EUR 11,250,000	EUR 3,750,000
BNP PARIBAS	EUR 3,750,000	EUR 1,250,000
CREDIT LYONNAIS	EUR 12,750,000	EUR 4,250,000
TOTAL	**EUR 27,750,000**	**EUR 9,250,000**

202720363_1

- 119 -

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 120 - APPENDIX 2 - CONDITIONS PRECEDENT ON THE SIGNATURE DATE LIST OF DOCUMENTS TO BE SUBMITTED UNDER ARTICLE 4.1 OF THE CONTRACT The terms defined in the Contract and used in this Appendix have the meanings attributed to them in the Contract. 1. Articles of association, certificates of non-bankruptcy, K-Bis extracts and statement of registrations 1.1 A copy of the up-to-date articles of association of each Obligee and each Pledged Subsidiary, certified as true by an authorised representative of the entity in question. 1.2 An electronic copy of a K-Bis extract (company registration), a certificate of non-bankruptcy and a statement of registrations (or their equivalent, if available, under foreign law), less than one (1) month old, for each Obligee and each Pledged Subsidiary. 2. Powers 2.1 Proof of the powers of the signatories of the Senior Financial Documents on behalf of each Obligee. 2.2 A copy of the powers of attorney of the signatories of the Subordination Agreement, on behalf of the Redwood Subordinated Creditors. 2.3 A list of the names of the persons authorised to act in the name and on behalf of the Obligee in question (indicating the corporate office and/or function of the said persons) under the terms of the Contract, accompanied by a specimen signature of each of the said persons, certified as accurate by an authorised representative of each Obligee. 3. Documents required under internal “Know Your Customer” regulations Documents enabling Lenders to comply with their internal “Know Your Customer” regulations (including any documents required to enable Lenders to comply with regulations on terrorism or Sanctions). 4. Deliberations of corporate bodies 4.1 A copy of the minutes of the deliberations of the competent corporate bodies of the Guarantor, authorising (i) the granting of the Surety and (ii) the signature of the Senior Financial Documents, to which the Guarantor is a party on the Signature Date, certified as true by an authorised representative of the Guarantor. 4.2 A copy of the minutes of the deliberations of the competent corporate bodies of the Borrower, authorising (i) the issue of the 2024 Capital Increases and recording their issue, (ii) the Capex Loan, (iii) the granting of the Security Interests granted by the Borrower and (iv) the signature of the Senior Financial Documents, to which the Borrower is a party on the Signature Date, certified as true by an authorised representative of the Borrower. 4.3 Where applicable, a copy of the minutes of the deliberations of the competent corporate bodies of the Pledged Subsidiaries, approving the beneficiaries of the relevant Security Interests (and, as relevant, waiving the pre-emption right) in the event of realisation of the relevant Security Interests, certified as true by an authorised representative of the Borrower. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 121 - 5. Structure Memorandum 5.1 A copy of the final version of the Structure Memorandum. 5.2 The reliance letter relating to the Structure Memorandum. 6. Accounting and financial documents 6.1 A copy of the corporate accounts of the Guarantor and the Pledged Subsidiaries for the financial year ending on 31 December 2023 (accompanied by the statutory auditors’ reports, if any), certified as true by an authorised representative of the Guarantor. 6.2 An original copy of the Business Plan, signed by an authorised representative of the Guarantor. 7. 2024 Capital Increases 7.1 A copy of the Chairman’s report to the Borrower’s shareholders concerning the 2024 Capital Increases, certified as true by an authorised representative of the Borrower. 7.2 A copy of the report of a contributions auditor concerning the valuation of the contributions made in the context of the 2024 Capital Increases in Kind, certified as true by an authorised representative of the Borrower. 7.3 A copy of a statutory auditor’s special reports concerning the 2024 Capital Increases, certified as true by an authorised representative of the Borrower. 7.4 Proof that all of the 2024 Capital Increases in Cash have been subscribed and paid up, by producing a certified copy, issued by an authorised representative of the Borrower, of (i) the subscription forms and (ii) the certificate from the custodian recording the deposit of funds to be made in respect of the 2024 Capital Increases in Cash. 8. Subsidies / Energy Saving Certificates A copy of any document proving the completion or confirmation of subsidies and/or the award of Energy Saving Certificates as referred to in the Business Plan for EUR 7,000,000, certified as true by an authorised representative of the Borrower. 9. Organisation chart An organisation chart, certified accurate by an authorised representative of the Guarantor, presenting the Group (including the Shareholders) and notably indicating the participation (in the capital, voting rights and financial rights) of each Shareholder and of the Guarantor in its Subsidiaries [from the Signature Date to the Signature Date]. 10. Subordination Agreement An original of the Subordination Agreement, duly signed by an authorised representative of the Borrower, the Agent, the Lenders and the Redwood Subordinated Creditors. 11. Security Interest Documents 11.1 Borrower Dailly Advances Assignments An original of the Framework Agreement for the Borrower Advances Dailly Assignment, duly signed by an authorised representative of the Borrower. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 122 - 11.2 French Subsidiary Securities Account Pledge 11.2.1 An original of the French Subsidiary Securities Account Pledge Agreement and the related pledge declaration, duly signed by an authorised representative of the Borrower. 11.2.2 An original of the financial securities account pledge certificate relating to the French Subsidiary Securities Account Pledge, duly signed by an authorised representative of Ryam BioNova France. 11.2.3 An original certificate signed by the Agent attesting to the opening of the special account relating to the French Subsidiary Securities Account Pledge. 11.3 USA Subsidiary Securities Pledge 11.3.1 An original of the USA Subsidiary Securities Pledge Agreement, duly signed by an authorised representative of the Borrower. 11.3.2 A copy of the “UCC-1 financing statement” identifying the Borrower as debtor and describing the USA Subsidiary Securities Pledge to be granted. 12. Company registers 12.1.1 Guarantor A copy of the Guarantor’s securities transfer ledger and shareholder accounts showing the breakdown of the Guarantor’s capital, certified as true by an authorised representative of the Guarantor. 12.1.2 Borrower A copy of the securities transfer ledger and of the Borrower’s shareholder accounts, showing the breakdown of the Borrower’s share capital and the subscriptions to the 2024 Capital Increases, certified as true by an authorised representative of the Borrower. 12.1.3 Ryam BioNova France A copy of the securities transfer ledger and shareholder accounts of Ryam BioNova France showing the breakdown of the capital of Ryam BioNova France and the registration of the French Subsidiary Securities Account Pledge, certified as true by an authorised representative of the Borrower. 13. Extract from the shareholder pact For information purposes only, a copy of the extracts relating to corporate governance from the agreement entered into on the Signature Date between the holders of securities issued by the Borrower, certified as true by an authorised representative of the Borrower. 14. Commission letters - OER letter 14.1 An original of the commission letters anticipated in Article 9 (Commissions), duly countersigned by an authorised representative of the Borrower. 14.2 An original of the letter indicating to the Borrower the indicative overall effective rate relating to the Capex Loan to be remitted to it in accordance with the provisions of Article (Overall effective rate), duly signed by an authorised representative of the Agent and countersigned by an authorised representative of the Borrower. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 123 - 15. Reports and certificate 15.1 A certificate stating that no event constituting an Event of Default or Potential Event of Default has occurred as on the Signature Date, signed by an authorised representative of the Borrower. 15.2 A certificate, signed by an authorised representative of the Borrower, detailing: (i) the Group’s Existing Debts on the Signature Date; (ii) the Real Security Interests and Personal Security Interests at Group level on the Signature Date; and (iii) the Group’s off-balance sheet commitments on the Signature Date; (iv) any legal, arbitration or administrative proceedings before a court, arbitration body or administrative authority in progress at Group level. 15.3 A certificate, signed by an authorised representative of the Borrower, accompanied by the relevant supporting documents, confirming that the amount of the Consolidated Cash at Group level as on 31 October 2024 (taking into account the amount of the cash contribution made by the Guarantor and Rayonier Advanced Materials Inc. in the context of the 2024 Capital Increases in Cash but excluding the cash contribution made by the Financial Investor in the context of the 2024 Capital Increases in Cash) is at least equal to EUR 42,000,000. 15.4 A certificate, signed by an authorised representative of the Guarantor, certifying that the pro forma Group R1 Ratio as on the Signature Date (calculated on the basis of the Group’s forecast FY24 Consolidated EBITDA of EUR 19,000,000 and Consolidated Net Debts on that date (including any confirmed amount, even if not drawn from Existing Debts and the Capex Loan)) is less than or equal to 2.01x; the said certificate must show details of the items used to calculate the Group R1 Ratio as on the Signature Date. 16. Legal notices 16.1 An original French legal opinion from Argos, French advisor to the Obligees, which must be in form and substance satisfactory to the Lenders, confirming (i) the existence and legal capacity of each Obligee, as well as the absence, on the basis of a certificate of non-bankruptcy, of any safeguard, accelerated safeguard, receivership, judicial liquidation or total or partial sale plan proceedings against it, (ii) that each Obligee has obtained all of the corporate authorisations required to sign the Senior Financial Documents to which they are a party on the Signature Date and to perform the obligations relating thereto, (iii) that the signatory(ies) of the Senior Financial Documents on behalf of the Obligees on the Signature Date has (have) valid powers of attorney, (iv) the Borrower’s right of ownership of the securities of Ryam BioNova France (based on the registers of Ryam BioNova France), (v) if applicable, the legality of the approval obtained for the French Subsidiary Securities Account Pledge and (vi) the legality of the issues pursuant to the 2024 Capital Increases. 16.2 An original legal opinion from Wachtell, Lipton, Rosen & Katz, the Borrower’s US advisor, which must be in form and substance satisfactory to the Agent, confirming the validity, legality and binding force of the USA Subsidiary Securities Pledge under US law.

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 124 - 16.3 An original French legal opinion from De Pardieu Brocas Maffei, advisor to the Lenders, confirming the validity, legality and binding force of the Senior Financial Documents entered into as on the Signature Date (other than the USA Subsidiary Securities Pledge). * * * Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 125 - APPENDIX 3 - SAMPLE DRAWDOWN NOTICE UNDER THE CAPEX LOAN To: CREDIT LYONNAIS Attention: [***] Date : [***] Subject: Ryam BioNova - Credit contract dated 12 November 2024 (the “Contract”) Ladies, Gentlemen, This Drawdown Notice is sent to you in accordance with the provisions of Article 5.4 of the Contract. Terms defined in the Contract have the same meanings in this Drawdown Notice. In accordance with the provisions of Article 5.4 of the Contract, we hereby notify you that we wish to obtain a Drawdown under the Capex Loan, under the following conditions: - Amount of the Drawdown under Capex Loan Tranche A: [***] - Amount of the Drawdown under Capex Loan Tranche B: [***] - Drawdown Date: [***] - Interest Period: [***] Please credit, on [***], the amount of the Drawdown in question under the Capex Loan, i.e. a total amount of EUR [***] by transfer to account n°[***]. We confirm that, as on the date hereof, there is no Event of Default or Potential Event of Default. RYAM BIONOVA By: [***], duly authorised for the purposes hereof Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 126 - APPENDIX 4 - MODEL DEED OF ASSIGNMENT THIS DEED OF ASSIGNMENT IS CONCLUDED BETWEEN: 1. [***], a [***] company having its registered office at [***] ([***]), [***], registered under SIREN number [***] [***] TCR (hereinafter referred to as the “Assignor Lender”), OF THE FIRST PART, AND 2. [***], a [***] company having its registered office at [***] ([***]), [***], registered under SIREN number [***] [***] TCR (hereinafter referred to as the “Assignee Lender”), OF THE SECOND PART, HAVING FIRST STATED THE FOLLOWING: 1. Reference is made to the credit contract concluded on 12 November 2024 between Rayonier A.M. France (simplified joint stock company) having its registered office at 20, avenue de la Gare, Dax (40100), registered with the XXX TCR under number 424 500 486 Dax TCR), as Guarantor, Ryam BioNova (simplified joint stock company) having its registered office at 20, avenue de la Gare, Dax (40100), registered under number 980 638 548 (Dax TCR), as borrower under the Capex Loan (the “Borrower”), Crédit Lyonnais as Mandated Arranger, Agent, ESG Coordinator and ESG Agent and the Lenders (the “Contract”). 2. Terms defined in the Contract shall have the same meanings in this deed of assignment (the “Deed of Assignment”). IT IS AGREED AS FOLLOWS: 1. [The Assignor Lender and the Assignee Lender have agreed to the assignment of] /[The Assignor Lender confirms that it shall, by separate instrument, assign on the Assignment Date to the Assignee Lender] 1[the entirety] /[the part specified in the Appendix to this Deed of Assignment] of the rights [and obligations] of the Assignor Lender in relation to the Assigned Commitments [and the assigned participation in the related Drawdowns], as described in the Appendix to this Deed of Assignment, in accordance with the provisions of Articles 15.3 et seq. of the Contract, 2[the said assignment constituting an assignment of a contract, within the meaning of Articles 1216 et seq. of the French Civil Code]3. 2. The Assignor Lender shall be discharged for the future from its obligations to the Borrower and the other Finance Parties under the Contract to the extent of the Commitments [and the participation in 1 Option to be used if the assignment is made by separate deed (for example, in accordance with articles L.214-169 or L.313-23 et seq. of the French Monetary and Financial Code or any other legal provision). 2 The parties to the Deed of Assignment may agree to proceed with an assignment of receivables as anticipated in articles 1321 et seq. of the French Civil Code. 3 In order for the assignment to take effect with regard to the Borrower (or, in the case of an assignment of receivables, for it to be enforceable against the Borrower), the Assignee Lender must ensure that the Borrower is notified thereof or that the Borrower takes note of it. Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 127 - the Drawdowns] assigned to the Assignee Lender, as described in the appendix to this deed of assignment. 3. The Assignee Lender shall benefit from the rights of the Assignor Lender (as well as the rights of the Assignor Lender under the Security Interests) relating to the assigned Commitments [and the participation in the Drawdowns], as described in the appendix to this Deed of Assignment. 4. The Assignee Lender confirms, for the benefit of the Agent and without incurring any liability to the Borrower, that it: (i) is an Eligible Lender that is not a Tax Treaty Lender; (ii) is a Tax Treaty Lender; (iii) is not an Eligible Lender4. and that it is not incorporated in a Non-Cooperative State or Territory and that it is not acting through a Credit Agency located in a Non-Cooperative State or Territory. 5. The Assignee Lender expressly accepts the clauses limiting liability stipulated for the benefit of the Assignor Lender in Article 15.5 (Limitation of liability of Assignor Lenders) of the Contract. 6. The Assignee Lender confirms to the other Finance Parties represented by the Agent that it shall have the same rights and assume the same obligations towards these Finance Parties as if it had been an Original Lender on the signature date of the Contract. 7. The Assignee Lender hereby declares that, in its capacity as Priority Lender (as this term is defined in the Subordination Agreement), it accepts all provisions of the Subordination Agreement and acknowledges that it is bound by all obligations stipulated therein. 8. The parties to this Deed of Assignment propose that this Assignment shall take effect from [***] (the “Assignment Date”). 9. [The Assignee Lender shall provide the Agent and the Obligees with the address at which the Assignee Lender’s data protection policies may be viewed or requested and/or documents relating thereto]5 10. This Deed of Assignment is governed by French law. The PARIS COMMERCIAL COURT (or, if applicable, the Presiding Judge of the Paris Economic Affairs Tribunal) shall be competent to hear any dispute concerning it. Done at [***], on [***], in [***] ([***]) original copies, ASSIGNOR LENDER [***] By: [***], duly authorised for the purposes hereof 4 Delete as appropriate. Each Assignor Lender must confirm into which of these three categories it falls. 5 To be confirmed by the Assignee Lender.

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D

ASSIGNEE LENDER

____

[***]
By: [***], duly authorised for the purposes hereof

This Deed of Assignment is accepted by the Agent and the Assignment Date is

AGENT

____

CREDIT LYONNAIS
By: [***], duly authorised for the purposes hereof

*

* *

*

APPENDIX TO THE DEED OF ASSIGNMENT

1. Commitment amount and of the participation by the Assignor Lender to the Assignee Lender:

Relevant Capex Loan Tranche	Borrower	Assigned commitment	Participation assigned in Drawdowns in progress
Capex Loan Tranche A	[***]	[***]	[***]
Capex Loan Tranche B	[***]	[***]	[***]

2. Contact details of the Assignee Lender:

[***]
[***]
[***]

Attention: [***]
Telephone: [***]
E-mail: [***]

202720363_1 - 128 -

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D

APPENDIX 5 - NOTIFICATION ADDRESSES

With regard to the Obligees:

RAYONIER A.M. FRANCE
20, avenue de la Gare
40100 Dax

Attention: Christian Ribeyrolle
Telephone: +33(0)6 08 68 75 32
E-mail: christian.ribeyrolle@ryam.com

RYAM BIONOVA
20, avenue de la Gare
40100 Dax

Attention: Christian Ribeyrolle
Telephone: +33(0)6 08 68 75 32
E-mail: christian.ribeyrolle@ryam.com

With regard to the Agent:

CREDIT LYONNAIS
Direction Entreprise Sud-Ouest
Rond-point de Fukuoka
CS 12112
33070 Bordeaux Cedex

Attention: Ivan PIQUERAS / Christophe PERIGOIS
Telephone: 05 56 29 54 06 / 05 56 29 54 16
E-mail: ivan.piqueras@lcl.fr / christophe.perigois@lcl.fr

With regard to the ESG Coordinator and the ESG Agent:

CREDIT LYONNAIS
Direction Entreprise Sud-Ouest
Rond-point de Fukuoka
CS 12112
33070 Bordeaux Cedex

Attention:	Ivan PIQUERAS / Christophe PERIGOIS
Telephone:	05 56 29 54 06 / 05 56 29 54 16
E-mail:	ivan.piqueras@lcl.fr / christophe.perigois@lcl.fr

202720363_1 - 129 -

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D

With regard to the Lenders:

ARKEA BANQUE ENTREPRISES ET INSTITUTIONNELS
3 Avenue d'Alphasis
35760 Saint-Grégoire Cedex

Attention:	Séverin PETITGAS / Lucie MARCEUL
Telephone:	02 99 29 92 84 / 02 99 13 60 40
E-mail:	severin.petitgas@arkea.com / lucie.marceul@arkea.com

BNP PARIBAS
1, place de la Liberté
64100 Bayonne

Attention:	William TOURBET / Jérôme BARTOLI
Telephone:	+33 6 07 29 36 29 / +33 5 58 70 02 12
E-mail:	william.tourbet@bnpparibas.com / jerome.bartoli@bnpparibas.com

CREDIT LYONNAIS
Centre d'Affaires de Pays de l'Adour
6, place de la liberté
64100 Bayonne

Attention:	Nicolas FLAMICOURT / Elisa RONDET
Telephone:	05 59 59 64 97 / 07 62 39 64 48
E-mail:	nicolas.flamicourt@lcl.fr / elisa.rondet@lcl.fr

* *

*

202720363_1 - 130 -

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D

APPENDIX 6 - FINANCIAL DEFINITIONS

The information below is based on the information contained in the consolidated financial statements of the Group or, as the case may be, of the Redwood Perimeter.

No element may be counted twice (2).

Consolidated Working Capital Requirement	:	means the sum in net value of stocks of raw materials and other supplies, goods, in-process and intermediate and finished products: (i) increased by: (a) advances and down payments paid on order (suppliers); (b) trade receivables and related accounts increased by any discounting, factoring, assignment of receivables or similar operations, which had the effect of reducing the 'trade receivables and related accounts' item on the assets side of the balance sheet; (c) other short-term operating receivables; (d) tax claims (including the CICE but excluding corporate tax) and social security claims; (e) prepaid expenses and deferred charges; and (f) conversion gains; and (ii) and decreased by: (a) advances and down payments received on orders in progress (customers); (b) trade payables and related accounts; (c) tax debts, notably including deferred taxes relating to current items and excluding corporate tax and social debts (excluding employee participation and profit-sharing); (d) other short-term operating debts, including debts on fixed assets and related accounts; (e) other short-term debts, other than bank and financial debts;

202720363_1

- 131 -

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D

		(f) deferred income; and (g) conversion losses.
Consolidated Free Cash Flow	:	means the Consolidated EBIT: (i) increased by net allowances for amortisation/depreciation and operating provisions; (ii) less the corporation tax effectively recorded in the annual consolidated accounts (excluding deferred tax); (iii) increased by the employee participation charge and decreased by the disbursed employee participation; (iv) decreased by the Investments made by the Group during the relevant Test Period; (v) decreased (or increased as the case may be) by the positive (or negative) change in the Consolidated Working Capital Requirement; (vi) decreased (or increased as the case may be) by any exceptional or extraordinary item which is not part of the Group's current operations and which is the subject of an outflow (or an inflow), with the exception of those subject to a mandatory early repayment of the Capex Loan; (vii) increased by the principal amount of medium- and long-term financing (over one (1) year) used during the relevant Test Period; and (viii) increased by new equity contributions made in cash and reduced by dividends (including interim dividends) or other distributions disbursed by the Borrower or, according to the calculation scope, the Guarantor during the relevant Test Period.
Consolidated Gross Debts	:	means the amount of capital remaining due and accrued interest on loans and financial debts in the short, medium and long term (notably including debt relating to the consolidation restatement of financial leasing and rental contracts, overdrafts and the amount used for loan openings), plus (i) bond loans issued by the Borrower or, according to the calculation scope, the Guarantor and/or current accounts of shareholders opened in the books of the Borrower or, according to the calculation scope, the Guarantor, insofar as they are not subject to the prior repayment of the Capex Loan and (ii) unmatured discounted bills, assignments of "Dailly Law" receivables or any other forms of assignment or

202720363_1

- 132 -

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D

		mobilization of the client item not being stipulated without recourse.

202720363_1

- 133 -

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D

Consolidated Net Debts	:	means the difference between Consolidated Gross Debts and Consolidated Cash.
Consolidated EBIT	:	means the Group's consolidated operating result within the meaning of the General Accounting Plan (i) increased by the interest share of leasing and financial lease commitments and (ii) decreased by the allocation to employee participation and profit-sharing.
Consolidated EBITDA	:	means the Consolidated EBIT increased by: (i) allowances, net of reversals, for amortisation of tangible and intangible fixed assets (notably including amortisation of leasing and financial lease commitments restated in the accounts but excluding net allowances for amortisation on goodwill or business goodwill and amortisation on operation costs); (ii) allowances, net of reversals, for amortisation of deferred charges; and (iii) allocations, net of reversals, to operating provisions on assets and for risks and charges.
Consolidated Excess Cash Flow	:	means, on the basis of the annual consolidated accounts of the Redwood Perimeter: (i) the Consolidated Free Cash Flow; (ii) decreased by the Consolidated Debt Service; (iii) decreased by any voluntary and mandatory repayment under the Capex Loan; and (iv) decreased by the new equity contributions made in cash to the Borrower during the Financial Year in question.
Net Cash Financial Costs	:	means the interest and similar charges relating to all Consolidated Gross Debts (notably including interest charges relating to the consolidation restatement of leasing and financial lease contracts), excluding any capitalized share of the said interest and similar charges:

202720363_1

- 134 -

Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D

		(i) increased by the interest expense relating to the bonds issued by the Borrower or, according to the calculation scope, the Guarantor and/or the current accounts of shareholders opened in the books of the Borrower or, according to the calculation scope, the Guarantor, excluding any capitalised share of said interest and similar expenses; (ii) decreased by interest income and similar income (net income on disposal of investment securities) from cash management; and (iii) decreased by net income and increased by net expenses related to interest rate hedging instruments.
FCFE Amount	:	means, on a given Test Date and on the basis of the Redwood Perimeter consolidated accounts: (i) the Consolidated Free Cash Flow for the Test Period under consideration; (ii) decreased by new equity contributions in cash made during the relevant Test Period; and (iii) increased by dividends (including interim dividends) or other distributions disbursed by the Borrower during the relevant Test Period; (iv) less the Debt Service for the Test Period in question.
Consolidated Debt Service	:	means the Net Cash Financial Costs increased by the principal repayments of the Consolidated Net Debts (excluding changes in the operating overdraft) made during the Test Period in question, excluding any early repayment of the Capex Loan.
Consolidated Cash	:	means cash and marketable securities that can be used or realised in less than thirty (30) Business Days.

* *

*

202720363_1

- 135 -

202720363_1 - 135 - Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D APPENDIX 7 - EXISTING DEBTS AND RELATED SECURITY INTERESTS BANK DEBTS lending institution contract number Purpose of funding site Type of loan amount of borrowed capital debt balance at 15 November type of associated guarantee Encelpa 2300952A various capex Tartas unsecured 947,250 947,250 first demand guarantee guaranteed by Ryam France Encelpa 21A009049 various capex Tartas unsecured 1,772,057 1,329,043 first demand guarantee guaranteed by Ryam France The region 14,187,020 Digital transformation Tartas unsecured 500,000 500,000 no guarantee, sureties or Dailly assignments BECM CAPEX CRE5 CRE5 project Tartas secured 7,000,000 2,102,646 Dailly assignment of receivables related to the EDF contract of 12 March 2021 + joint and several guarantee by Ryam France BNP CAPEX CRE5 CRE5 project Tartas secured 8,000,000 2,733,495 Dailly assignment of receivables related to the EDF contract of 12 March 2021 + joint and several guarantee by Ryam France LCL 21,939,412 Bioethanol Tartas secured 3,000,000 1,830,183 no guarantee, sureties or Dailly assignments BPI DOS0218258/01 Growth stimulus loan Tartas unsecured 5,000,000 5,000,000 BPI DOS0218259/00 Growth loan Tartas unsecured 5,000,000 5,000,000 TOTAL DEBTS Rayonier A.M. Tartas €31,219,307 €19,442,617 BPI DOS0167329/00 Bioethanol France unsecured 3,000,000 2,625,000 BNP PPR PPR France unsecured 10,000,000 10,000,000 no guarantee, sureties or Dailly assignments TOTAL DEBTS Rayonier A.M. France €13,000,000 €12,625,000 BNP CAPEX BIOETHANOL Bioethanol Avebene secured 9,000,000 9,000,000 Dailly assignment of receivables related to the EXXON contract of 10 November 2021 + joint and several guarantee by Ryam France BECM CAPEX BIOETHANOL Bioethanol Avebene secured 9,000,000 8,386,943 Dailly assignment of receivables related to the EXXON contract of 10 November 2021 + joint and several guarantee by Ryam France LCL 22,904,982 Bioethanol Avebene secured 2,000,000 1,642,857 Dailly assignment of receivables related to the EXXON contract of 10 November 2021 + joint and several guarantee by Ryam France BPI DOS0218260/00 Green loan Avebene unsecured 2,000,000 2,000,000 TOTAL DEBTS Ryam BioNova France €22,000,000 €21,029,801 INTERCO DEBTS Issuing company beneficiary company Purpose of funding site Type of loan amount of borrowed capital debt balance at 15 November Rayonier A.M. France Ryam BioNova France Ryam BioNova France Ryayonier A.M. France innovation advance for bioethanol project call for funds by the board of directors Avebene Innovation C/C advance Call for funds 4,500,000 200,000 3,937,500 200,000 Redwood subordinated debts Redwood subordinated debts Rayonier A.M. Tartas Rayonier A.M. France cash advance France C/C advance 5,000,000 5,000,000 TOTAL DEBTS €9,700,000 €9,137,500 INTERCO RECEIVABLES Issuing company beneficiary company Purpose of funding site Type of loan amount of capital lent receivable balance at 15 November Rayonier A.M. France Ryam Product inc Interco loan Ryam France Interco loan €5,500,000 €5,500,000 Rayonier A.M. France Ryam Product inc Interco loan Ryam France Interco loan $5,500,000 $5,500,000 TOTAL DEBTS €66,219,307 €53,097,417 Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 136 - APPENDIX 8 - GROUP ORGANISATION CHART ON SIGNATURE DATE The percentages shown in the above organisation chart are expressed in terms of share capital and voting rights Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 137 - APPENDIX 9 - MODEL PAYMENT REQUEST From: CREDIT LYONNAIS To: RAYONIER A.M. FRANCE, In the capacity of Guarantor Attention: [***] Date : [***] Subject: Ryam BioNova - Credit contract dated 12 November 2024 (the “Contract”) By registered letter with acknowledgement of receipt Ladies, Gentlemen, We refer to Article 14 (Surety) of the Contract. In accordance with Article 14 (Surety) of the Contract, and following the non-payment by Ryam BioNova (a simplified joint stock company with its registered office at 20, avenue de la Gare, Dax (40100), registered with the XXX TCR under number 980 638 548 Dax TCR), in its capacity as Borrower of the sum of EUR [***] ([***] euros) [in figures and in words] under the Contract on the date agreed in the Contract, i.e. EUR [***] ([***] euros) [in figures and in words] in principal, [increased by EUR [***] ([***] euros) [given in figures and in words] in interest and EUR [***] ([***] euros) [given in figures and in words] in respect of [specify the nature of the amounts owed], we hereby give you formal notice to pay the sum of EUR [***] ([***] euros) [given in figures and in words] on [***] at the latest in value date, by transfer to the credit of our bank account n° [full reference: bank code, branch code, account number and RIB key] opened with [account holder] at [location]. Expressions beginning with a capital letter have the meanings given to them in the Contract. Yours sincerely, THE AGENT: CREDIT LYONNAIS By: [***], duly authorised for the purposes hereof Docusign Envelope ID: E4C30EB2-0EB7-4AFA-8A8A-F015709E922D 202720363_1 - 138 - APPENDIX 10 - LIST OF DISPUTES ON THE SIGNATURE DATE DETAILED STATEMENT SUMMARIZING DISPUTES DEFENDANT APPLICANT PURPOSE AMOUNT € [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**]